                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:
                        [ ] Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
                                    6(e)(2)
                        [X] Definitive Proxy Statement
                      [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Strong Advantage Fund, Inc.                  Strong International Equity Funds, Inc.
Strong Asia Pacific Fund, Inc.               Strong Large Cap Growth Fund, Inc.
Strong Balanced Fund, Inc.                   Strong Life Stage Series, Inc.
Strong Balanced Stock Fund, Inc.             Strong Money Market Fund, Inc.
Strong Common Stock Fund, Inc.               Strong Municipal Bond Fund, Inc.
Strong Conservative Equity Funds, Inc.       Strong Municipal Funds, Inc.
Strong Corporate Bond Fund, Inc.             Strong Opportunity Fund II, Inc.
Strong Equity Funds, Inc.                    Strong Opportunity Fund, Inc.
Strong Government Securities Fund, Inc.      Strong Short-Term Bond Fund, Inc.
Strong Heritage Reserve Series, Inc.         Strong Short-Term Global Bond Fund, Inc.
Strong High-Yield Municipal Bond Fund, Inc.  Strong Short-Term Municipal Bond Fund, Inc.
Strong Income Funds II, Inc.                 Strong Variable Insurance Funds, Inc.
Strong Income Funds, Inc.
                                             (each a "Corporation" and collectively, the
                                             "Corporations")

            _______________________________________________________

               (Name of Registrant as Specified in its Charter)

     ____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

            1)  Title of each class of securities to which transaction applies:

                ________________________________________________________________

            2)  Aggregate number of securities to which transaction applies:

                ________________________________________________________________

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

                ________________________________________________________________

            4)  Proposed maximum aggregate value of transaction:

                ________________________________________________________________

            5)  Total fee paid:
                ________________________________________________________________

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

    [_]  Fee paid previously with preliminary materials.
    [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:____________________________________
         2) Form, Schedule or Registration Statement No.: _____________
         3) Filing Party: _____________________________________________
         4) Date Filed: _______________________________________________

                          THE STRONG FAMILY OF FUNDS

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

May 30, 2001

Dear Shareholder:

    A joint Annual Meeting of Shareholders of the funds for which Strong Capital Management, Inc. is the advisor and/or administrator ("Funds") will be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on Friday, July 20, 2001 at 8:00 a.m., Central Time. The enclosed Notice of Annual Meeting and Joint Proxy Statement describes a number of important proposals affecting the Funds in which you are invested. To save printing costs and administrative expenses, we have created a single combined Joint Proxy Statement that encompasses all of the proposed changes to the Funds on which shareholders will vote. Therefore, some of the proposals may not apply to your Fund.

    In general, the proposals relate to the election of the Board of Directors, approval of a new advisory agreement, ratification of independent auditors, approval of a plan of reorganization, and approval of a subadvisory agreement. To help identify the specific issues that affect your Fund, please refer to the summary table beginning on page 3 of the Joint Proxy Statement. Please review and consider each of the proposals carefully.

    The Funds' Board of Directors has reviewed and unanimously approved these proposals and believes them to be in the best interests of the Funds' shareholders. Accordingly, the Board unanimously recommends that you vote in favor of each proposal. Whether or not you plan to attend the Annual Meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided or vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

    Please call our proxy solicitor, Georgeson Shareholder Communications Inc. at 1-888-705-1054 if you have any questions. Your vote is important to us, no matter how many shares you own.

    Thank you for your support.

                                       Sincerely,


                                       Richard S. Strong
                                       Chairman

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q: On what am I being asked to vote at the upcoming annual shareholder meeting on July 20, 2001?

A: You are being asked to reelect the directors of the Funds. In addition, shareholders of most Funds are being asked to approve a new advisory agreement between each Fund and Strong Capital Management, Inc. ("Strong"), along with other proposals discussed below.

Q:  Has the Board of Directors approved these proposals?

A: Each Fund's Board of Directors has unanimously approved each proposal and recommends that you vote in favor of it.

Q:  What is changing in the Advisory Agreement?

A: The main changes relate to fee structures, expense reimbursement policies and administrative services. For some Funds, if approved by shareholders, the new agreement will introduce breakpoints (asset levels) at which management fees will go down as a percentage of the Fund's net assets. For several Funds, under the new Agreement, Strong would not be responsible for providing fund administrative services under the Advisory Agreement. Instead, a new, separate, administration agreement would cover fund administrative services provided by Strong. For most Funds, if approved by shareholders, the new Agreement will also remove a 2% cap on fund expenses that dates back to state laws that no longer apply to the Funds.

Q:  How will Fund expenses be affected?

A: For certain Funds, the management fee will be lowered to exclude the portion currently being charged for administrative services and a separate fee will be charged under the new administration agreement. However, for these Funds, the new administration fee may be higher than the reduction in the management fee. In addition, certain classes of some Funds that already have a separate administration fee will be subject to an increase in administration fees. Also, for most Funds, the removal of the 2% expense cap and the introduction of breakpoints will have no immediate impact on Fund expenses.

Q:  Why will administration fees increase?

A: In the past, Strong performed certain accounting and other services at no additional cost to the Funds. Strong is no longer able to provide these services at no cost to the Funds in order to remain competitive within the marketplace.

Q:  What other items are shareholders being asked to approve?

A: You are also being asked to ratify the selection of PricewaterhouseCoopers LLP, or, in the case of the Strong Index 500 Fund, KPMG LLP, as independent auditors for the Fund for its current fiscal year. Also, shareholders of the Strong Technology 100 Fund are being asked to approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., whereby the Strong Technology 100 Fund would acquire the assets and liabilities of the Strong Internet Fund. Shareholders of the Strong Value Fund are also being asked to approve the subadvisory agreement with the current subadvisor, Sloate, Weisman, Murray and Company, Inc.

Q: What is changing in the Strong Value Fund's subadvisory agreement with Sloate, Weisman, Murray and Company, Inc.?

A: There are no changes that will affect you or the Fund. The only change is in how the subadvisory fee is calculated. The subadvisory fee and overall fund operating expenses will remain the same.

Q:  I am a small investor. Why should I bother to vote?

A: Your vote makes a difference. If numerous shareholders just like you fail to vote, your Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

Q:  Who gets to vote?

A: Any person who owned shares of a Fund on the "record date," which was the close of business on Friday, May 11, 2001--even if you later sold your shares. You may cast one vote for each share you owned and a fractional vote for each fractional share you owned on the record date.

Q:  How can I vote?

A:  You can vote your shares in any one of four ways:

    . Through the Internet.

    . By toll-free telephone.

    . By mail, using the enclosed proxy card.

    . In person at the meeting.

  We encourage you to vote through the Internet or by telephone, using the number that appears on your proxy card. These voting methods will save a good deal of money. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q:  I plan to vote through the Internet. How does Internet voting work?

A:  To vote through the Internet, please read the enclosed Voting
    Instructions.

Q:  I plan to vote by telephone. How does telephone voting work?

A:  To vote by telephone, please read the enclosed Voting Instructions.

Q:  I plan to vote by mail. How should I sign my proxy card?

A: If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q:  Who should I call if I have any questions about voting?

A: You can call our proxy solicitor, Georgeson Shareholder Communications Inc., at 1-888-705-1054.

                            STRONG FAMILY OF FUNDS
                 (each a "Fund" and collectively, the "Funds")

Strong Advantage Fund                     Strong Heritage Money Fund
Strong Advisor Aggressive High-Yield      Strong High-Yield Bond Fund
  Bond Fund                               Strong High-Yield Municipal Bond
Strong Advisor Bond Fund                    Fund
Strong Advisor Common Stock Fund          Strong Index 500 Fund
Strong Advisor Endeavor 20 Fund           Strong International Stock Fund
Strong Advisor Focus Fund                 Strong International Stock Fund II
Strong Advisor Mid Cap Growth Fund        Strong Internet Fund
Strong Advisor Short Duration Bond        Strong Investors Money Fund
  Fund                                    Strong Large Cap Core Fund
Strong Advisor Small Cap Value Fund       Strong Large Cap Growth Fund
Strong Advisor Technology Fund            Strong Mid Cap Disciplined Fund
Strong Advisor U.S. Value Fund            Strong Mid Cap Growth Fund II
Strong Aggressive Portfolio               Strong Moderate Portfolio
Strong American Utilities Fund            Strong Money Market Fund
Strong Asia Pacific Fund                  Strong Multi Cap Value Fund II
Strong Balanced Fund                      Strong Municipal Advantage Fund
Strong Balanced Stock Fund                Strong Municipal Bond Fund
Strong Blue Chip Fund                     Strong Municipal Money Market Fund
Strong Conservative Portfolio             Strong Opportunity Fund
Strong Corporate Bond Fund                Strong Opportunity Fund II
Strong Discovery Fund II                  Strong Overseas Fund
Strong Dow 30 Value Fund                  Strong Short-Term Bond Fund
Strong Endeavor Fund                      Strong Short-Term High Yield Bond
Strong Energy Fund                          Fund
Strong Enterprise Fund                    Strong Short-Term High Yield
Strong Foreign MajorMarkets/SM/ Fund        Municipal Fund
Strong Government Securities Fund         Strong Short-Term Municipal Bond
Strong Growth Fund                          Fund
Strong Growth 20 Fund                     Strong Tax-Free Money Fund
Strong Growth and Income Fund             Strong Technology 100 Fund
                                          Strong U.S. Emerging Growth Fund
                                          Strong Value Fund
                                          Strong Wisconsin Tax-Free Fund

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

                            ----------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 20, 2001

    An Annual Meeting of Shareholders of the Funds will be held at the offices of Strong Capital Management, Inc., ("Strong") 100 Heritage Reserve, Menomonee

Falls, Wisconsin 53051, on July 20, 2001 at 8:00 a.m., Central Time (the "Annual Meeting"). At the Annual Meeting, shareholders will be asked to consider and act upon the proposals set forth below and to transact such other business as may be properly brought before the Annual Meeting:

    PROPOSAL 1: To elect members to the Board of Directors.

    PROPOSAL 2: To approve a new advisory agreement between Strong Capital Management, Inc. and the Corporation on behalf of each Fund.

    PROPOSAL 2A: To approve a new advisory agreement between Strong Capital Management, Inc. and the Corporation on behalf of each of:

Strong Advisor Aggressive High-Yield      Strong Advisor Focus Fund
  Bond Fund                               Strong Advisor Technology Fund
Strong Advisor Endeavor 20 Fund

    PROPOSAL 2B: To approve a new advisory agreement between Strong Capital Management, Inc. and the Corporation on behalf of each of:

Strong Asia Pacific Fund                  Strong Money Market Fund
Strong Balanced Stock Fund                Strong Multi Cap Value Fund II
Strong Dow 30 Value Fund                  Strong Municipal Money Market Fund
Strong Foreign MajorMarkets/SM/ Fund      Strong Overseas Fund
Strong International Stock Fund           Strong Tax-Free Money Fund
Strong Investors Money Fund               Strong Technology 100 Fund
Strong Mid Cap Growth Fund II             Strong Value Fund

    PROPOSAL 2C: To approve a new advisory agreement between Strong Capital Management, Inc. and the Corporation on behalf of each of:

Strong Advantage Fund                     Strong Enterprise Fund
Strong Advisor Bond Fund                  Strong Government Securities Fund
Strong Advisor Common Stock Fund          Strong Growth 20 Fund
Strong Advisor Mid Cap Growth Fund        Strong Growth Fund
Strong Advisor Short Duration Bond        Strong Growth and Income Fund
  Fund                                    Strong Heritage Money Fund
Strong Advisor Small Cap Value Fund       Strong High-Yield Bond Fund
Strong Advisor U.S. Value Fund            Strong High-Yield Municipal Bond
Strong American Utilities Fund              Fund
Strong Balanced Fund                      Strong Large Cap Core Fund
Strong Blue Chip Fund                     Strong Large Cap Growth Fund
Strong Corporate Bond Fund                Strong Mid Cap Disciplined Fund
Strong Energy Fund                        Strong Municipal Advantage Fund
                                          Strong Municipal Bond Fund
                                          Strong Opportunity Fund

Strong Opportunity Fund II              Strong Short-Term High Yield
Strong Short-Term Bond Fund               Municipal Fund
Strong Short-Term High Yield Bond       Strong Short-Term Municipal Bond
  Fund                                    Fund
                                        Strong U.S. Emerging Growth Fund

    PROPOSAL 3: To ratify the selection of each Fund's Independent Auditors.

    PROPOSAL 3A: To ratify the selection of PricewaterhouseCoopers LLP (all Funds except the Strong Index 500 Fund).

    PROPOSAL 3B: To ratify the selection of KPMG LLP (Strong Index 500 Fund only).

    PROPOSAL 4: To approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., to reorganize the Strong Internet Fund into the Strong Technology 100 Fund (Strong Technology 100 Fund only).

    PROPOSAL 5: To approve a subadvisory agreement between Sloate, Weisman, Murray and Company, Inc. and the Strong Value Fund (Strong Value Fund only).

    Only shareholders of the Funds at the close of business on Friday, May 11, 2001 are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof.

                            YOUR VOTE IS IMPORTANT.
                    PLEASE PROMPTLY RETURN YOUR PROXY CARD
               OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
             IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.

-------------------------------------------------------------------------------

    As a shareholder, you are asked to attend the Annual Meeting either in person or by proxy. If you are unable to attend the Annual Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number, or (3) visiting our web site. Your prompt voting by proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Annual Meeting. You may revoke your proxy before it is exercised at the Annual Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions.

-------------------------------------------------------------------------------

                                       By Order of the Board of Directors,



                                       Elizabeth N. Cohernour
                                       Vice President and Secretary

Menomonee Falls, Wisconsin
May 30, 2001

                             STRONG FAMILY OF FUNDS
                 (Each a "Fund," and collectively, the "Funds")

Strong Advantage Fund                     Strong High-Yield Bond Fund
Strong Advisor Aggressive High-Yield      Strong High-Yield Municipal Bond
  Bond Fund                                 Fund
Strong Advisor Bond Fund                  Strong Index 500 Fund
Strong Advisor Common Stock Fund          Strong International Stock Fund
Strong Advisor Endeavor 20 Fund           Strong International Stock Fund II
Strong Advisor Focus Fund                 Strong Internet Fund
Strong Advisor Mid Cap Growth Fund        Strong Investors Money Fund
Strong Advisor Short Duration Bond        Strong Large Cap Core Fund
  Fund                                    Strong Large Cap Growth Fund
Strong Advisor Small Cap Value Fund       Strong Mid Cap Disciplined Fund
Strong Advisor Technology Fund            Strong Mid Cap Growth Fund II
Strong Advisor U.S. Value Fund            Strong Moderate Portfolio
Strong Aggressive Portfolio               Strong Money Market Fund
Strong American Utilities Fund            Strong Multi Cap Value Fund II
Strong Asia Pacific Fund                  Strong Municipal Advantage Fund
Strong Balanced Fund                      Strong Municipal Bond Fund
Strong Balanced Stock Fund                Strong Municipal Money Market Fund
Strong Blue Chip Fund                     Strong Opportunity Fund
Strong Conservative Portfolio             Strong Opportunity Fund II
Strong Corporate Bond Fund                Strong Overseas Fund
Strong Discovery Fund II                  Strong Short-Term Bond Fund
Strong Dow 30 Value Fund                  Strong Short-Term High Yield Bond
Strong Endeavor Fund                        Fund
Strong Energy Fund                        Strong Short-Term High Yield
Strong Enterprise Fund                      Municipal Fund
Strong Foreign MajorMarkets/SM/ Fund      Strong Short-Term Municipal Bond
Strong Government Securities Fund           Fund
Strong Growth Fund                        Strong Tax-Free Money Fund
Strong Growth 20 Fund                     Strong Technology 100 Fund
Strong Growth and Income Fund             Strong U.S. Emerging Growth Fund
Strong Heritage Money Fund                Strong Value Fund
                                          Strong Wisconsin Tax-Free Fund

                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051

                            ----------------------

                             JOINT PROXY STATEMENT

                            ----------------------

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JULY 20, 2001

    It is expected that the Notice of Annual Meeting, this Joint Proxy Statement and a Proxy Card will be mailed to shareholders on or about May 30, 2001.

    This Joint Proxy Statement is furnished by the Board of Directors of Strong Advantage Fund, Inc., Strong Asia Pacific Fund, Inc., Strong Balanced Fund, Inc., Strong Balanced Stock Fund, Inc., Strong Common Stock Fund, Inc., Strong Conservative Equity Funds, Inc., Strong Corporate Bond Fund, Inc., Strong Equity Funds, Inc., Strong Government Securities Fund, Inc., Strong Heritage Reserve Series, Inc., Strong High-Yield Municipal Bond Fund, Inc., Strong Income Funds, Inc., Strong Income Funds II, Inc., Strong International Equity Funds, Inc., Strong Large Cap Growth Fund, Inc., Strong Life Stage Series, Inc., Strong Money Market Fund, Inc., Strong Municipal Bond Fund, Inc., Strong Municipal Funds, Inc., Strong Opportunity Fund, Inc., Strong Opportunity Fund II, Inc., Strong Short-Term Bond Fund, Inc., Strong Short-Term Global Bond Fund, Inc., Strong Short-Term Municipal Bond Fund, Inc., and Strong Variable Insurance Funds, Inc. (each a "Corporation" and collectively, the "Corporations") in connection with the solicitation of proxies for use at the Annual Meeting of shareholders of each Corporation to be held on Friday, July 20, 2001, at 8:00 a.m., Central Time, or at any adjournment thereof (the "Annual Meeting"), at the offices of Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Summary

    At the Annual Meeting, shareholders will be asked to vote on one proposal to elect a slate of Directors to serve on the Board of Directors of each Corporation ("Proposal #1"), one proposal to approve a revised advisory agreement with Strong Capital Management, Inc. ("Strong") ("Proposal #2"), one proposal to ratify the selection of each Fund's current independent auditors ("Proposal #3"), one proposal to approve a plan of reorganization, including an amendment to the Articles of Incorporation of Strong Equity Funds, Inc., for the Strong Technology 100 Fund ("Proposal #4"), and one proposal to approve a new subadvisory agreement for the Strong Value Fund with Sloate, Weisman, Murray & Company, Inc. ("Proposal #5"). Proposals 1, 2, 3, 4 and 5 are referred to collectively as the "Proposals."

    Whether you expect to be personally present at the Annual Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope, you may vote by calling our toll-free telephone number, or you may vote by visiting our web site in accordance with the enclosed Voting Instructions. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the Proposals, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Annual Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Annual Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the shares represented by the proxy will be voted at the Annual Meeting and at any adjournments of the Annual Meeting. Attendance by a shareholder at the Annual Meeting does not in itself revoke a proxy.

    The table below lists each Proposal described in this proxy statement and identifies shareholders entitled to vote on each Proposal:


     Proposal                             Shareholders Entitled to Vote
     --------                             -----------------------------
1.   To elect members to the Board of     Shareholders of each Corporation,
     Directors of each Corporation.       voting separately by Corporation.

2A.  To approve a new advisory agreement  Shareholders of the Funds listed,
     between Strong Capital Management,   voting separately
     Inc. and the Corporation on behalf   by Fund.
     of each of:

     . Strong Advisor Aggressive High-
       Yield Bond Fund
     . Strong Advisor Endeavor 20 Fund
     . Strong Advisor Focus Fund
     . Strong Advisor Technology Fund

2B.  To approve a new advisory agreement  Shareholders of the Funds listed,
     between Strong Capital Management,   voting separately
     Inc. and the Corporation on behalf   by Fund.
     of each of:

     . Strong Asia Pacific Fund
     . Strong Balanced Stock Fund
     . Strong Dow 30 Value Fund
     . Strong Foreign MajorMarketsSM Fund
     . Strong International Stock Fund
     . Strong Investors Money Fund
     . Strong Mid Cap Growth Fund II
     . Strong Money Market Fund
     . Strong Multi Cap Value Fund II
     . Strong Municipal Money Market Fund
     . Strong Overseas Fund
     . Strong Tax-Free Money Fund
     . Strong Technology 100 Fund
     . Strong Value Fund


     Proposal                                    Shareholders Entitled to
     --------                                    Vote
                                                 ------------------------
 2C. To approve a new advisory agreement         Shareholders of the Funds
     between Strong Capital Management, Inc.     listed, voting separately
     and the Corporation on behalf of each of:   by Fund.

     . Strong Advantage Fund
     . Strong Advisor Bond Fund
     . Strong Advisor Common Stock Fund
     . Strong Advisor Mid Cap Growth Fund
     . Strong Advisor Short Duration Bond Fund
     . Strong Advisor Small Cap Value Fund
     . Strong Advisor U.S. Value Fund
     . Strong American Utilities Fund
     . Strong Balanced Fund
     . Strong Blue Chip Fund
     . Strong Corporate Bond Fund
     . Strong Energy Fund
     . Strong Enterprise Fund
     . Strong Government Securities Fund
     . Strong Growth Fund
     . Strong Growth 20 Fund
     . Strong Growth and Income Fund
     . Strong Heritage Money Fund
     . Strong High-Yield Bond Fund
     . Strong High-Yield Municipal Bond Fund
     . Strong Large Cap Core Fund
     . Strong Large Cap Growth Fund
     . Strong Mid Cap Disciplined Fund
     . Strong Municipal Advantage Fund
     . Strong Municipal Bond Fund
     . Strong Opportunity Fund
     . Strong Opportunity Fund II
     . Strong Short-Term Bond Fund
     . Strong Short-Term High Yield Bond Fund
     . Strong Short-Term High Yield Municipal
       Fund
     . Strong Short-Term Municipal Bond Fund
     . Strong U.S. Emerging Growth Fund


                                                    Shareholders Entitled to
     Proposal                                       Vote
     --------                                       ------------------------
 3A. To ratify the selection of                     Shareholders of each Fund
     PricewaterhouseCoopers LLP as Independent      (except the Strong Index
     Auditors.                                      500 Fund), voting
                                                    separately
                                                    by Fund.

 3B. To ratify the selection of KPMG LLP as         Shareholders of the Strong
     Independent Auditors.                          Index 500 Fund.

 4.  To approve a plan of reorganization,           Shareholders of the Strong
     including an amendment to the Articles of      Technology 100 Fund.
     Incorporation of Strong Equity Funds, Inc.,    (Shareholders of the
     to reorganize the Strong Internet Fund into    Strong Internet Fund will
     the Strong Technology 100 Fund.                vote separately on the
                                                    plan of reorganization,
                                                    including the amendment to
                                                    the Articles of
                                                    Incorporation of Strong
                                                    Equity Funds, Inc., at a
                                                    special meeting of
                                                    shareholders as described
                                                    in a separate proxy
                                                    statement/prospectus.)

 5.  To approve the subadvisory agreement between   Shareholders of the Strong
     Sloate, Weisman, Murray and                    Value Fund.
     Company, Inc. and the Strong Value Fund.

 6. To vote upon any other matters which may properly come before the meeting.

Record Date and Shares Outstanding

    The close of business on May 11, 2001 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. Each full share will be entitled to one vote at the Annual Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On May 11, 2001, each Fund had the following shares outstanding:

                                 Strong Funds

                              Investor     Advisor  Institutional Total Shares
Corporation/Fund                Class       Class       Class      Outstanding
----------------            ------------- --------- ------------- -------------
STRONG ADVANTAGE FUND,
  INC.
Strong Advantage Fund         239,900,542 3,497,633   48,801,732    292,199,907
STRONG ASIA PACIFIC FUND,
  INC.
Strong Asia Pacific Fund        6,532,714       N/A          N/A      6,532,714
STRONG BALANCED FUND, INC.
Strong Balanced Fund           16,865,384       N/A          N/A     16,865,384
STRONG BALANCED STOCK
  FUND, INC.
Strong Balanced Stock Fund        462,968       N/A          N/A        462,968
STRONG CONSERVATIVE EQUITY
  FUNDS, INC.
Strong American Utilities
  Fund                         16,678,114       N/A          N/A     16,678,114
Strong Blue Chip Fund          29,294,772   435,257          N/A     29,730,029
Strong Energy Fund              1,502,268       N/A          N/A      1,502,268
Strong Growth and Income
  Fund                         44,535,992   512,796    1,024,136     46,072,924
STRONG CORPORATE BOND
  FUND, INC.
Strong Corporate Bond Fund    104,102,189 1,316,460    1,427,143    106,845,792
STRONG EQUITY
  FUNDS, INC.
Strong Dow 30 Value Fund        9,258,552       N/A          N/A      9,258,552
Strong Enterprise Fund         18,441,994    32,177          N/A     18,474,171
Strong Growth Fund            123,602,378   510,570      821,930    124,934,878
Strong Growth 20 Fund          28,161,574   534,670          N/A     28,696,244
Strong Index 500 Fund          13,560,229       N/A          N/A     13,560,229
Strong Internet Fund            9,261,618       N/A          N/A      9,261,618
Strong Large Cap Core Fund        482,557       N/A          N/A        482,557
Strong Mid Cap Disciplined
  Fund                          2,976,302       N/A          N/A      2,976,302
Strong Technology 100 Fund     30,908,202       N/A          N/A     30,908,202
Strong U.S. Emerging
  Growth Fund                   5,760,141       N/A          N/A      5,760,141
Strong Value Fund               4,727,758       N/A          N/A      4,727,758
STRONG GOVERNMENT
  SECURITIES FUND, INC.
Strong Government
  Securities Fund             133,562,536   286,846    4,467,642    138,317,024
STRONG HERITAGE RESERVE
  SERIES, INC.
Strong Heritage Money Fund  1,414,826,339 8,862,957  588,170,352  2,011,859,648

                                Investor    Advisor Institutional Total Shares
Corporation/Fund                  Class      Class      Class      Outstanding
----------------              ------------- ------- ------------- -------------
Strong Investors Money Fund     748,934,425     N/A         N/A     748,934,425
STRONG HIGH-YIELD
  MUNICIPAL BOND
  FUND, INC.
Strong High-Yield Municipal
  Bond Fund                      39,186,781  30,851         N/A      39,217,632
STRONG INCOME
  FUNDS, INC.
Strong High-Yield Bond Fund     109,998,255 923,158         N/A     110,921,413
Strong Short-Term High Yield
  Bond Fund                      37,546,711 818,811         N/A      38,365,522
STRONG INTERNATIONAL EQUITY
  FUNDS, INC.
Strong Foreign
  MajorMarkets/SM/ Fund             389,263     N/A         N/A         389,263
Strong International Stock
  Fund                            8,496,718     N/A         N/A       8,496,718
Strong Overseas Fund              2,550,287     N/A         N/A       2,550,287
STRONG LARGE CAP GROWTH
  FUND, INC.
Strong Large Cap Growth Fund     45,138,443     N/A         N/A      45,138,443
STRONG LIFE STAGE SERIES,
  INC.
Strong Aggressive Portfolio       2,302,477     N/A         N/A       2,302,477
Strong Conservative
  Portfolio                       1,907,941     N/A         N/A       1,907,941
Strong Moderate Portfolio         5,213,794     N/A         N/A       5,213,794
STRONG MONEY MARKET
  FUND, INC.
Strong Money Market Fund      2,086,667,066     N/A         N/A   2,086,667,066
STRONG MUNICIPAL BOND
  FUND, INC.
Strong Municipal Bond Fund       28,384,081  13,754     479,199      28,877,034
STRONG MUNICIPAL FUNDS, INC.
Strong Municipal Advantage
  Fund                          223,297,283 255,248  71,834,238     295,386,769
Strong Municipal Money
  Market Fund                 3,059,317,539     N/A         N/A   3,059,317,539
Strong Short-Term High-Yield
  Municipal Fund                 14,096,589   1,558         N/A      14,098,147
Strong Tax-Free Money Fund      105,350,676     N/A         N/A     105,350,676
Strong Wisconsin Tax-Free
  Fund                              413,496     N/A         N/A         413,496
STRONG OPPORTUNITY
  FUND, INC.
Strong Opportunity Fund          87,584,851 859,840         N/A      88,444,691
Strong Endeavor Fund                307,038     N/A         N/A         307,038
STRONG OPPORTUNITY
  FUND II, INC.
Strong Opportunity Fund II       52,074,960     N/A         N/A      52,074,960
STRONG SHORT-TERM BOND
  FUND, INC.
Strong Short-Term Bond Fund     131,272,475 244,874   5,933,363     137,450,712
STRONG SHORT-TERM MUNICIPAL
  BOND FUND, INC.
Strong Short-Term Municipal
  Bond Fund                      36,097,138  41,681     426,241      36,565,060

                                  Investor  Advisor Institutional Total Shares
Corporation/Fund                   Class     Class      Class     Outstanding
----------------                 ---------- ------- ------------- ------------
STRONG VARIABLE INSURANCE
  FUNDS, INC.
Strong Discovery Fund II         11,279,760   N/A        N/A       11,279,760
Strong International Stock Fund
  II                              4,465,300   N/A        N/A        4,465,300
Strong Mid Cap Growth Fund II    21,074,459   N/A        N/A       21,074,459
Strong Multi Cap Value Fund II    2,938,753   N/A        N/A        2,938,753

                              Strong Advisor Funds

                                                                       Institu-     Total
                            Class    Class          Class    Class      tional     Shares
Fund                          A        B    Class C   L        Z        Class    Outstanding
----                      --------- ------- ------- ------ ---------- ---------- -----------
STRONG COMMON STOCK
 FUND, INC.
Strong Advisor Common
 Stock Fund                 403,570 179,333 222,819 12,195 86,440,491        N/A 87,258,408
Strong Advisor
 Focus Fund                 710,900 195,063  88,344 26,038        N/A        N/A  1,020,345
Strong Advisor
 Technology Fund             59,307  18,509  46,717 10,000        N/A        N/A    134,533
STRONG CONSERVATIVE
 EQUITY FUNDS, INC.
Strong Advisor
 U.S. Value Fund             61,691  53,233  17,918  7,082 10,951,856        N/A 11,091,780
STRONG EQUITY FUNDS,
 INC.
Strong Advisor Mid Cap
 Growth Fund                262,917 100,023  45,599  8,079  9,125,688        N/A  9,542,306
Strong Advisor Small Cap
 Value Fund               3,217,030 511,462 353,822 23,405 21,728,416        N/A 25,834,135
STRONG INCOME FUNDS II,
 INC.
Strong Advisor Bond Fund    836,672 274,118 384,463 28,278  6,630,634 27,932,587 36,086,752
STRONG OPPORTUNITY FUND,
 INC.
Strong Advisor Endeavor
 20 Fund                     60,082  29,706  21,550 10,000        N/A        N/A    121,338
STRONG
 SHORT-TERM GLOBAL BOND
 FUND, INC.
Strong Advisor
 Aggressive High-Yield
 Bond Fund                  326,979  98,545  81,933 31,234        N/A        N/A    538,691
Strong Advisor
 Short Duration
 Bond Fund                  257,953 138,427  60,803 16,553  4,905,341        N/A  5,379,077

Quorum Required to Hold Annual Meeting

    A quorum for the Annual Meeting occurs if a majority of the outstanding shares of common stock, of a Fund or a Corporation, entitled to vote at the Annual Meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Annual Meeting. In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Method and Cost of Proxy Solicitations

    The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet or oral communication by certain officers and employees of Strong, who will not be paid for these services, and/or by Georgeson Shareholder Communications Inc., a professional proxy solicitor. The expenses of the Annual Meeting, including the cost of the proxy solicitor, are estimated to be $4,900,000. The Funds will bear no more than $900,000 of these expenses, allocated proportionately based on the assets of each Fund as of the Record Date, with the remainder borne by Strong. Strong may also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

    Upon request, each Fund will furnish to its shareholders, without charge, a copy of its most recent Annual Report. The Annual Report and Semi-Annual Report of any Fund may be obtained by written request to the Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201-2936 or by calling 1-800-368-3863.

    The Funds are registered as open-end management investment companies, or series thereof, under the Investment Company Act of 1940 (the "1940 Act") and their shares are registered under the Securities Act of 1933.

            PROPOSAL 1: TO ELECT MEMBERS TO THE BOARD OF DIRECTORS

    Shareholders are being asked to elect six nominees to constitute the Board of Directors of each Corporation.

    All nominees are currently Directors of each Corporation. None of the nominees are related to any other nominee. The term of office for a Director will be until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and, if necessary, the qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of each Corporation.

    Each of the nominees has indicated that he is willing to continue to serve as a Director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend.

    Nominees for the Board. Nominees for Director of the Corporations are listed below, together with information regarding their age, address and business experience during the past five years. Each director who is deemed an "interested person" of a Corporation, as defined in the 1940 Act, is indicated by an asterisk (*). See Additional Information on page 69, below, for the amount of fund shares owned by the nominees and officers as a group.

      Name and         Principal Occupations or Employment      Director of the
   Date of Birth            During the Past Five Years            Funds Since
 ------------------ -----------------------------------------   ---------------
 *Richard S. Strong Director and Chairman of the Board of the        9/81
   5/12/42          Strong Funds; Director and Chief
                    Investment Officer of Strong; prior to
                    August 1985, Chief Executive Officer of
                    Strong which he founded in 1974; since
                    August 1985, Security Analyst and
                    Portfolio Manager of Strong; Chairman of
                    Strong since October 1991; controlling
                    shareholder of Strong and indirectly, of
                    its subsidiary, Strong Investments, Inc.

 Marvin E. Nevins   Director of the Strong Funds; private            9/81
   7/9/18           investor; from 1945 to 1980, Chairman of
                    Wisconsin Centrifugal, Inc., a foundry;
                    from 1980 until 1981, Chairman of the
                    Wisconsin Association of Manufacturers &
                    Commerce; Director of A-Life Medical,
                    Inc., San Diego, CA since 1996 and
                    Surface Systems, Inc. (a weather
                    information company), St. Louis, MO since
                    1992; was also a regent of the Milwaukee
                    School of Engineering and member of the
                    Board of Trustees of the Medical College
                    of Wisconsin and Carroll College.

    Name and          Principal Occupations or Employment       Director of the
  Date of Birth           During the Past Five Years              Funds Since
 --------------- --------------------------------------------   ---------------
 Willie D. Davis Director of the Strong Funds since 1994; a          7/94
   7/24/34       Director of Alliance Bank since 1980; Sara
                 Lee Corporation (a food/consumer products
                 company) since 1983; KMart Corporation (a
                 discount consumer products company) since
                 1985; Dow Chemical Company since 1988; MGM
                 Mirage (formerly MGM Grand, Inc.) (an
                 entertainment/hotel company) since 1990;
                 Wisconsin Energy Corporation (formerly
                 WICOR, Inc.) (a utility company) since 1990;
                 Johnson Controls, Inc. (an industrial
                 company) since 1992; Checker's Drive In
                 Restaurants, Inc. (formerly Rally's
                 Hamburgers, Inc.) since 1994; Metro-Goldwyn-
                 Mayer, Inc. (an entertainment company) since
                 1998 and Bassett Furniture Industries, Inc.
                 since 1997; President and Chief Executive
                 Officer of All Pro Broadcasting, Inc.;
                 Trustee of the University of Chicago since
                 1980 and Marquette University since 1988;
                 Director of the Fireman's Fund (an insurance
                 company) from 1975 until 1990.

 Stanley Kritzik Director of the Strong Funds since 1995;            1/95
   1/9/30        Chairman of the Audit Committee of the
                 Strong Funds since 2000; Partner of
                 Metropolitan Associates since 1962; Director
                 of Aurora Health Care since 1987; Director
                 of Wisconsin Health Information Network
                 since November 1997; member of the Board of
                 Governors of the Snowmass Village Resort
                 Association since October 1999; and Director
                 of Health Network Ventures, Inc. from 1992
                 until April 2000.

 William F. Vogt Director of the Strong Funds since 1995;            1/95
   7/19/47       Chairman of the Independent Directors
                 Committee of the Strong Funds since 1999;
                 President of Vogt Management Consulting,
                 Inc. since 1990; Executive Director of
                 University Physicians of the University of
                 Colorado from 1982 until 1990; Past
                 President of the Medical Group Management
                 Association and a Fellow of the American
                 College of Medical Practice Executives.

   Name and
   Date of          Principal Occupations or Employment        Director of the
    Birth               During the Past Five Years               Funds Since
 ------------ ----------------------------------------------   ---------------
 Neal Malicky Director of the Strong Funds since 1999;              12/99
   9/14/34    President Emeritus of Baldwin-Wallace College
              since July 2000, Chancellor from July 1999 to
              June 2000, President from 1981 to June 1999;
              Director of Aspire Learning Corporation since
              June 2000; Trustee of Southwest Community
              Health Systems, Cleveland Scholarship Program
              and The National Conference for Community
              Justice; President of the Reserve Homeowners
              Association; Past President of the National
              Association of Schools and Colleges of the
              United Methodist Church; Past Chairperson of
              the Association of Independent Colleges and
              Universities of Ohio and Past Secretary of the
              National Association of Independent Colleges
              and Universities.

    The address of each nominee is c/o Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.

    Responsibilities of the Board. The Board of Directors is responsible for the management of the business and affairs of the Corporations. The Board also elects the officers of the Corporations, who are responsible for supervising and administering the Corporations' day to day operations. The Board of each Corporation held five meetings during calendar year 2000. Each of the Directors of the Corporations attended 100% of the Board meetings held during 2000.

    Committees. Each Corporation's Board has an Audit Committee (the "Audit Committee") and an Independent Directors Committee. The Audit Committee, established in July 2000, is comprised of each Director of the Funds who is not a Director, officer or employee of Strong or any affiliated company (the "Independent Directors"). The Audit Committee oversees and monitors each Corporation's internal control structure, its auditing function and its financial reporting process. The Audit Committee will meet privately with the Fund's independent auditors and will receive annual representations from the auditors as to their independence. The Audit Committee will also recommend the appointment of the auditors for the Corporation. The Audit Committee will normally meet four times a year, and held two meetings during 2000. Each member of the Audit Committee attended 100% of these meetings. The Independent Directors Committee is also comprised of all of the Independent Directors. The Independent Directors Committee makes recommendations to the Board concerning corporate and fund governance and compensation and committee issues. The Independent

Directors Committee usually meets one time or less a year. The Independent Directors Committee did not meet in 2000. The Board does not have a standing nominating or compensation committee.

    Compensation of Current Directors. The Corporations, in the aggregate, pay each of the Independent Directors an annual fee of $101,000 plus $6,000 per Board meeting attended, except for the Chairman of the Independent Directors Committee, who receives an annual fee of $111,100 plus $6,600 per Board meeting attended. The Independent Directors do not receive any additional compensation for their services on the Independent Directors Committee. For their services on the Audit Committee, each Independent Director receives an additional $2,500 per meeting attended. The Chairman of the Audit Committee receives $2,750 per meeting attended. In addition, each Independent Director is reimbursed by the Corporation for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Directors of the Strong Funds receive no compensation or expense reimbursement from the Corporation related to these meetings.

    The aggregate compensation paid by the Corporations to each of the Directors serving during 2000 is set forth in the compensation table below.

                              COMPENSATION TABLE
                           (as of December 31, 2000)

                               Pension or                Total
                               Retirement            Compensation
                                Benefits  Estimated  From the Fund
                   Aggregate   Accrued as   Annual      Complex
                  Compensation    Part     Benefits     Payable
                  Payable from  of Fund      Upon         to
Name               each Fund    Expenses  Retirement Director(/1/)
----              ------------ ---------- ---------- -------------
Marvin E. Nevins        *         N/A        N/A       $114,194
Willie D. Davis         *         N/A        N/A       $117,094
Stanley Kritzik         *         N/A        N/A       $117,360
William F. Vogt         *         N/A        N/A       $126,368
Neal Malicky            *         N/A        N/A       $ 98,490

-----------
(/1/)The Strong Funds include 27 registered open-end management investment companies consisting of 63 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed 12-month fiscal period.

* The total annual fees payable to the Independent Directors are allocated to each of the Strong Funds according to such Fund's asset size.

    Officers of the Strong Funds. The officers of the Strong Funds are elected by the Strong Funds Directors. Each officer holds office until qualification of his or her successor. Information concerning the officers of the Corporations is set forth below.

    Elizabeth N. Cohernour (DOB 4/26/50), Vice President and Secretary of the Strong Funds since July 2000, Vice President of the Strong Funds since May 2000.

    Ms. Cohernour has been Executive Vice President and General Counsel of Strong since April 2001, Secretary and Chief Compliance Officer of Strong since August 2000, and was previously Senior Vice President and General Counsel of Strong from February 2000 to April 2001. From February 1999 until January 2000, Ms. Cohernour acted as Counsel to MFP Investors. From May 1988 to February 1999, Ms. Cohernour acted as General Counsel and Vice President to Franklin Mutual Advisors, Inc.

    Cathleen A. Ebacher (DOB 11/9/62), Vice President and Assistant Secretary of the Strong Funds since July 2000, and Vice President of the Strong Funds since May 2000.

    Ms. Ebacher has been Assistant Executive Vice President, Senior Counsel and Assistant Secretary of Strong since April 2001. From August 2000 to April 2001, Ms. Ebacher was Vice President, Senior Counsel, and Assistant Secretary of Strong. From December 1997 to August 2000, Ms. Ebacher was Senior Counsel of Strong. From November 1996 until December 1997, Ms. Ebacher was Associate Counsel of Strong. From May 1992 until November 1996, Ms. Ebacher was Corporate Counsel to Carson Pirie Scott & Co., a department store retailer. From June 1989 until May 1992, Ms. Ebacher was an attorney for Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., a Milwaukee law firm.

    Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds since December 1998.

    Ms. Haight has been Manager of the Mutual Fund Accounting Department of Strong since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of Strong. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of Strong.

    Susan A. Hollister (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

    Ms. Hollister has been Assistant Executive Vice President, Associate Counsel and Assistant Secretary of Strong since April 2001. From August 2000 to April 2001, Ms. Hollister was Vice President, Associate Counsel, and Assistant Secretary of Strong. From July 1999 to August 2000, Ms. Hollister was Associate Counsel of Strong. From August 1996 until May 1999, Ms. Hollister completed a Juris

Doctor at the University of Wisconsin Law School. From December 1993 until August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse--Madison.

    Dennis A. Wallestad (DOB 11/3/62), Vice President of the Strong Funds since October 1999.

    Mr. Wallestad has been Assistant Executive Vice President and Director of Finance and Operations of Strong since April 2001. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President and Director of Finance and Operations of Strong. From February 1999 to October 1999, Mr. Wallestad was Director of Finance and Operations of Strong. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

    John W. Widmer (DOB 1/19/65), Treasurer of the Strong Funds since
April 1999.

    Mr. Widmer has been Treasurer and Manager of Financial Management of Strong since April 1999. From October 1999 to April 1999, Mr. Widmer was the Manager of Financial Management of Strong. From May 1997 to October 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems of Strong. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

    Thomas M. Zoeller (DOB 2/21/64), Vice President of the Strong Funds since October 1999.

    Mr. Zoeller has been Executive Vice President and Chief Financial Officer of Strong since April 2001 and was Senior Vice President and Chief Financial Officer of Strong from February 1998 to April 2001. Mr. Zoeller has been a member of the Office of the Chief Executive since November 1998. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of Strong, and from August 1991 to October 1991 he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of Strong. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen & Co.

    None of the officers of the Strong Funds received salaries from the Corporations during calendar year 2000.

    Required Vote. Election of directors requires a plurality vote of the shares of each Corporation voting in person or by proxy at the Annual Meeting, provided a quorum is present. This means that the six nominees receiving the largest number of votes will be elected. If the nominees are not elected, each Fund's current Board of Directors, which currently consists of the six nominees, will remain in place.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL NOMINEES.

PROPOSAL 2: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN STRONG CAPITAL
            MANAGEMENT, INC. AND THE CORPORATION ON BEHALF OF THE FUND

    The following is some general information that is relevant to Proposals 2A-2C. This information includes: (1) general information regarding Strong;
(2) limitations of liability under the current and proposed advisory agreements; and (3) Board approval and considerations with respect to the proposed advisory agreements. Please consider this information when voting on each Proposal.

General Information about Strong

    Strong Capital Management, Inc. ("Strong") is the investment advisor for the Funds (except for the portfolios of Strong Life Stage Series, Inc. and the Strong Index 500 Fund). Strong is controlled by Richard S. Strong because of his stock ownership in Strong. Mr. Strong is Director and Chairman of the Board of the Strong Funds and Chairman and Director of Strong. Strong is registered as an investment adviser under the Investment Advisers Act of 1940. Strong is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

    Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong provides investment advisory services for multiple clients who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, Strong seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While Strong's policies are designed to ensure that over time similarly situated clients receive similar treatment, to the maximum extent possible, because of the range of Strong's clients, Strong may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account.

Limitations of Liability

    The proposed advisory agreements have the same provisions regarding the circumstances under which Strong may be liable to a Fund as each Fund's current advisory agreement. Under both agreements (current and proposed), Strong is not liable to any Corporation, Fund or shareholder for acts or omissions in connection with its services rendered under the agreement, or any loss arising out of the purchase, holding or sale of any security, except for liability resulting from Strong's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement, and except to the extent specified in Section 36(b) of the 1940 Act regarding a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services.

Board Approval and Considerations

    At a joint meeting of the Board of Directors of the Funds held on May 4, 2001, the Directors voted to recommend that shareholders of each Fund approve the proposed investment advisory agreement. After due consideration, each Board of Directors, including all of the Independent Directors, unanimously approved the proposed investment advisory agreement, subject to shareholder approval. At the meeting, the Board concluded that the terms of the proposed agreement are fair and reasonable, and in the best interest of shareholders. In recommending that shareholders approve the proposed advisory agreement, the Board considered all factors that it deemed relevant, including:

  (i) the management fees and other expenses that would be paid by the Funds under the proposed advisory agreement and the fees and expenses of similar funds managed by other investment advisors;

  (ii) the impact of the proposed changes in management fee rates and changes in other expenses of each Fund on each Fund's total expense ratio;

  (iii) the historical investment performance of each Fund, as well as performance information regarding other funds within the current marketplace not advised or managed by Strong, but having similar investment focus and asset types;

  (iv) its favorable experience with the nature and quality of investment advisory services provided by Strong to the Funds on an on-going basis;

  (v) current and projected profitability, including the financial viability of Strong, and related other benefits to Strong in providing investment advisory services to the Funds, both under the current and proposed management fee schedules; and

  (vi) possible economies of scale in managing the Funds, including in this regard the proposed management fee breakpoints, as applicable, for the Funds.

    A copy of the form of proposed advisory agreement is found in Annex A.

Proposal 2A:  To approve a new advisory agreement between Strong Capital
              Management, Inc. and the Corporation on behalf of each of:

Strong Advisor Aggressive High-Yield      Strong Advisor Focus Fund
  Bond Fund                               Strong Advisor Technology Fund
Strong Advisor Endeavor 20 Fund

    Background

    At the Annual Meeting, shareholders of each of the above listed Funds will be asked to vote separately regarding the approval of a new advisory agreement with Strong. Strong serves as each Fund's investment advisor and, as such, manages the investment and reinvestment of each Fund's assets.

    The current and proposed advisory agreements do not differ with respect to Strong's responsibilities and duties as each Fund's investment advisor. The primary difference between the agreements relates to management fee structures.

    Under each current advisory agreement, the investment management fee is a fixed percentage of net assets, regardless of the size of the Fund. Under the proposed advisory agreement, the management fee is calculated using breakpoints, which provide for lower management fees as the Fund reaches certain asset levels. Currently, each Fund with a proposed breakpoint schedule (as shown in the tables below) has total net assets below $4 billion.

    Under the current advisory agreement, the management fee is accrued and payable monthly to Strong. However, the proposed advisory agreement provides for the management fee to be accrued and payable daily to Strong, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

    The tables below show (i) the amount of the reduction in the management fee after the addition of breakpoints and (ii) the percentage change in the fees that Strong is entitled to receive from each Fund at certain asset levels under the proposed advisory agreements compared to the current advisory agreements (based on a percent of average daily net assets):

Strong Advisor Aggressive High-Yield Bond Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%        -5.0%
  $6 billion and above                           0.05%       -10.0%

Strong Advisor Endeavor 20 Fund
Strong Advisor Focus Fund
Strong Advisor Technology Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%       -3.33%
  $6 billion and above                           0.05%       -6.67%

Details About the Current Advisory Agreement

    Strong has served as each Fund's investment advisor since its inception. The current agreements were approved by each Fund's initial shareholder at the time of the Fund's inception. Below are the inception dates of each Fund:

                                                Inception
Fund                                              Date
----                                            ---------
Strong Advisor Aggressive High-Yield Bond Fund  11/30/00
Strong Advisor Endeavor 20 Fund                 12/29/00
Strong Advisor Focus Fund                       11/30/00
Strong Advisor Technology Fund                  11/30/00

    The Board of Directors, including a majority of the Independent Directors, most recently approved each Fund's current advisory agreement on November 10, 2000. The current advisory agreement will continue in effect for two years from the inception dates listed above, unless and until terminated by either party as provided in the advisory agreement (the advisory agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice). The advisory agreement will continue in force from year to year after that two-year period, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of the Board members, including a majority of directors who are not interested persons (as defined in the 1940 Act). The current advisory agreement will continue only if the proposed advisory agreement (described below) is not approved by shareholders.

Details and Duration of the Proposed Advisory Agreement

    Under the proposed advisory agreement, each Fund will pay Strong a fee based on the value of the Fund's net assets which decreases on Fund net assets above specified asset levels (i.e., at certain breakpoints). Therefore, management fees may decrease. If approved by shareholders, the proposed advisory agreement will commence on July 21, 2001 and continue in effect until July 20, 2003, unless and until terminated by either party as provided in each agreement. The agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice. The agreement will continue in force from year to year after July 20, 2003, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

Comparison of the Current and Proposed Advisory Agreements

    Investment Advisory Responsibilities. The proposed and current advisory agreements are the same with respect to Strong's responsibilities and duties as each Fund's investment advisor. Under both agreements, Strong is responsible for managing the investment and reinvestment of each Fund's assets.

    Investment Management Fees. The primary difference between the advisory agreements relates to fee structures as stated above. Under the current advisory agreement, the investment management fee is calculated using a fixed percentage of net assets of a Fund, regardless of the size of the Fund. Under the proposed advisory agreement, the management fee is calculated using breakpoints, which provides for lower fees on Fund net assets above specified asset levels (see tables earlier in this section concerning breakpoints under the proposed management fee schedules).

    Also, as mentioned above, Strong is paid the management fee on a monthly basis under the current advisory agreement. However, under the proposed advisory agreement, the management fee would be payable to Strong on a daily basis, although Strong reserves the right to receive payment of the management fees on a less frequent basis at its discretion.

    Comparative Fee and Cost Information. The Funds' management fees for the fiscal year 2000 would not have changed had the proposed advisory agreement been in effect during the same period. Fees are paid from Fund assets.

Required Vote

    For each Fund, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

    The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed advisory agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed advisory agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                    APPROVAL OF THE NEW ADVISORY AGREEMENT.

Proposal 2B:  To approve a new advisory agreement between Strong Capital
              Management, Inc. and the Corporation on behalf of each of:

Strong Asia Pacific Fund                  Strong Money Market Fund
Strong Balanced Stock Fund                Strong Multi Cap Value Fund II
Strong Dow 30 Value Fund                  Strong Municipal Money Market Fund
Strong Foreign MajorMarketsSM Fund        Strong Overseas Fund
Strong International Stock Fund           Strong Tax-Free Money Fund
Strong Investors Money Fund               Strong Technology 100 Fund
Strong Mid Cap Growth Fund II             Strong Value Fund

    Background

    At the Annual Meeting, shareholders of each of the above listed Funds will be asked to vote separately regarding the approval of a new advisory agreement with Strong. Strong serves as each Fund's investment advisor and, as such, manages the investment and reinvestment of each Fund's assets. Strong also is responsible for providing certain administrative services.

    The current and proposed advisory agreements do not differ with respect to Strong's responsibilities and duties as each Fund's investment advisor. The primary differences between the agreements relate to (i) management fee structures, (ii) expense reimbursement policies, and (iii) administrative services.

    Under each current advisory agreement, the investment management fee is a fixed percentage of net assets, regardless of the size of the Fund. Under the proposed advisory agreement, for each Fund (except the Investors Money Fund, Money Market Fund, Municipal Money Market Fund, Tax-Free Money Fund, and Dow 30 Value Fund), the management fee is calculated using breakpoints, which provides for lower management fees on Fund net assets above specified asset levels. Currently, each Fund with a proposed breakpoint schedule (as shown in the tables below) has total net assets below $4 billion.

    Strong also provides administrative services pursuant to the current advisory agreement. As a result, each Fund's management fee contains a portion that covers administrative services. In the future, administrative services will be covered by a separate administration fee, rather than being a component of the investment management fee. As a result, investment management fees will be lower. However, if the proposed advisory agreement is approved by the shareholders, the new administration fee will be greater than the amount of the reduction in the management fee. Therefore, for each Fund, this "unbundling" of the administration fee from the management fee will result in an increase in total Fund expenses if the proposed advisory agreement is approved.

    Further, under the current advisory agreement for each Fund (except the Tax-Free Money Fund), Strong is contractually obligated to reimburse certain expenses of each Fund that exceed 2% of its average daily net asset value. This type of reimbursement is called an "expense cap." This expense cap dates back to state laws that no longer apply to the Funds. Under the proposed advisory agreement, Strong would no longer be required to reimburse expenses. Instead, Strong would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns.

    Consequently, this change in fee structure could, for some Funds, result in an immediate increase in management fees resulting from the removal of the expense cap, but as Fund assets grow, could lead to lower management fees under the breakpoints.

    Under the current advisory agreement, the management fee is accrued and payable monthly to Strong. However, the proposed advisory agreement provides for the management fee to be accrued and payable daily to Strong, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

    The tables below show (i) the amount of the reduction in the management fee after the removal of the administration fee and, if applicable, the addition of breakpoints and (ii) the percentage change in the fees that Strong is entitled to receive from each Fund at certain asset levels under the proposed advisory agreements compared to the current advisory agreements (based on a percent of average daily net assets):

Strong Asia Pacific Fund                  Strong Multi Cap Value Fund II
Strong Balanced Stock Fund                Strong Overseas Fund
Strong Foreign MajorMarketsSM Fund        Strong Technology 100 Fund
Strong International Stock Fund           Strong Value Fund
Strong Mid Cap Growth Fund II

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                               0.25%       -25.0%
  Over $4 billion, but less than $6 billion     0.275%       -27.5%
  $6 billion and above                           0.30%       -30.0%

Strong Investors Money Fund            Strong Municipal Money Market Fund
Strong Money Market Fund               Strong Tax-Free Money Fund

                   Reduction From Percentage
                    Original Fee  (%) Change
                   -------------- ----------
Assets:
  All asset levels     0.35%        -70.0%

Strong Dow 30 Value Fund

                   Reduction From Percentage
                    Original Fee  (%) Change
                   -------------- ----------
Assets:
  All asset levels     0.25%       -31.25%

    The table below shows the fees (based on a percent of average daily net assets) that the Fund would be required to pay under the new separate administration agreement:

                                    Administration Administration
                                        Fee if         Fee if
                                     Shareholders   Shareholders
                                     Approve the   Do Not Approve
                                       Proposed     the Proposed
                                       Advisory       Advisory
Fund                                  Agreement      Agreement*
----                                -------------- --------------
Strong Asia Pacific Fund                0.30%          0.25%
Strong Balanced Stock Fund              0.30%          0.25%
Strong Foreign MajorMarketsSM Fund      0.30%          0.25%
Strong International Stock Fund         0.30%          0.25%
Strong Investors Money Fund             0.37%          0.35%
Strong Dow 30 Value Fund                0.30%          0.25%
Strong Mid Cap Growth Fund II           0.30%          0.25%
Strong Money Market Fund                0.37%          0.35%
Strong Multi Cap Value Fund II          0.30%          0.25%
Strong Municipal Money Market Fund      0.37%          0.35%
Strong Overseas Fund                    0.30%          0.25%
Strong Tax-Free Money Fund              0.37%          0.35%
Strong Technology 100 Fund              0.30%          0.25%
Strong Value Fund                       0.30%          0.25%

-----------
* The administration fee will be unbundled regardless of whether shareholders approve the new advisory agreement. In the event that shareholders do not approve the new advisory agreement, then administration fees would be equal to the reduction in the current management fee.

Details About the Current Advisory Agreement

    Strong has served as each Fund's investment advisor since its inception. The current agreements were approved by each Fund's initial shareholder at the time of the Fund's inception. Below are the inception dates of each Fund:

                                    Inception
Fund                                  Date
----                                ---------
Strong Asia Pacific Fund            12/31/93
Strong Balanced Stock Fund          12/31/97
Strong Foreign MajorMarketsSM Fund  06/30/98
Strong International Stock Fund     03/04/92
Strong Investors Money Fund         01/31/98
Strong Dow 30 Value Fund            12/31/97
Strong Mid Cap Growth Fund II       01/02/97
Strong Money Market Fund            10/22/85
Strong Multi Cap Value Fund II      10/10/97
Strong Municipal Money Market Fund  10/23/86
Strong Overseas Fund                06/30/98
Strong Tax-Free Money Fund          12/15/00
Strong Technology 100 Fund          12/31/99
Strong Value Fund                   12/29/95

    The Board of Directors of each Fund, including a majority of the Independent Directors, most recently approved the continuation of each Fund's current advisory agreement on May 4, 2001 (except the Tax-Free Money Fund, which was approved on November 10, 2000). The current advisory agreement will continue in effect until May 3, 2002 (December 14, 2002 in the case of the Tax-Free Money Fund), unless and until terminated by either party as provided in the advisory agreement (the advisory agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice). The advisory agreement will continue in force from year to year after May 3, 2002 (November 9, 2002 in the case of the Tax-Free Money Fund), but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of Board members, including a majority of directors who are not "interested persons" (as defined in the 1940 Act). The current advisory agreement will continue only if the proposed advisory agreement (described below) is not approved by shareholders.

    Under the current advisory agreement for each Fund (except the Tax-Free Money Fund), Strong is contractually obligated to waive management fees or reimburse certain Fund expenses so that each Fund's total expenses in any fiscal year do not exceed 2% of its average daily net asset value. Further, the fees payable under the current advisory agreement cover both advisory and administrative services to the Fund.

Details and Duration of the Proposed Advisory Agreement

    Under the proposed advisory agreement, the management fee is calculated using breakpoints for each Fund (except the Investors Money Fund, Money Market Fund, Municipal Money Market Fund, Tax-Free Money Fund, and Dow 30 Value
Fund). These breakpoints provide for lower fees on Fund net assets above specified asset levels. Also, administrative fees would be set according to services provided to each Fund pursuant to a separate administration agreement. Further, under the proposed advisory agreement, Strong would no longer be required to reimburse expenses above the 2% expense cap. Instead, Strong would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns. If approved by shareholders, the proposed advisory agreement will commence on July 21, 2001 and continue in effect until July 20, 2003, unless and until terminated by either party as provided in the agreement. The agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice. The agreement will continue in force from year to year after July 20, 2003, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

Comparison of the Current and Proposed Advisory Agreements

    Investment Advisory Responsibilities. The proposed and current advisory agreements are the same with respect to Strong's responsibilities and duties as each Fund's investment advisor. Under both advisory agreements, Strong is responsible for managing the investment and reinvestment of each Fund's assets. Under the current advisory agreement, Strong also provides administrative services. If the proposed advisory agreement is approved, these administrative services will be provided pursuant to a separate administration agreement.

    Investment Management Fees. The primary difference between the advisory agreements relates to fee structures, expense reimbursement policies and administrative services. Under the current advisory agreement, the investment management fee is calculated using a fixed percentage of net assets of a Fund, regardless of the size of the Fund. Under the proposed advisory agreement, the management fee is calculated using breakpoints for each Fund (except the Investors Money Fund, Money Market Fund, Municipal Money Market Fund, Tax-Free Money Fund, and Dow 30 Value Fund). These breakpoints provide for lower fees as Fund net assets reach specified asset levels (see tables earlier in this section concerning breakpoints under the proposed management fee schedules).

    Also, as mentioned above, Strong is paid the management fee on a monthly basis under the current advisory agreement. However, under the proposed advisory agreement, the management fee would be payable to Strong on a daily basis, although Strong reserves the right to receive payment of the management fee on a less frequent basis in its discretion.

    Under the current advisory agreement, Strong is contractually obligated to cap expenses by reimbursing certain expenses of each Fund so that the Fund's total expenses in any fiscal year do not exceed 2% of its average daily net asset value (except the Strong Tax-Free Money Fund). Under the proposed advisory agreement, Strong will no longer be required to reimburse expenses above the 2% expense cap. When determining reimbursement levels, Strong will evaluate, among other considerations, each Fund's expense ratio relative to its peers and each Fund's ability to offer competitive yields.

    Administrative Services. Administrative services will no longer be provided pursuant to the advisory agreement, but rather they will be provided pursuant to a separate administration agreement and charged a separate fee under the administration agreement. As a result, the management fee will be reduced. However, the fee charged for services under the proposed administration agreement would be higher than the reduction in the management fee. This increase in total expenses is the result of the Funds bearing the expense of certain services currently being borne by Strong.

    In the past, Strong performed accounting and other services, which were not specifically covered by the advisory agreement, at no additional cost to the Funds. Strong is no longer able to provide these services at no cost to the Funds in order to remain competitive within the marketplace. Those services will be covered under the new administration agreement and the additional costs associated with these services will be borne directly by the Funds.

    Comparative Fee and Cost Information. The annual fund operating expense tables below are intended to help you compare the Funds' fees for the most recent fiscal year ended with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average daily net assets. The annual fund operating expense tables shown below are based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

    Following each operating expense table are hypothetical cost examples intended to help you compare the current cost of investing in a Fund for the Fund's most recently completed fiscal year end indicated below with the cost had the proposed advisory agreement been in effect during the same period (pro forma). The example assumes you invest $10,000 in a Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

Strong Asia Pacific Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses(/1/)            0.73%       1.03%
Total Operating Expenses       1.73%       1.78%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 10/31/00, the Strong Asia Pacific Fund paid $1,025,344 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $1,076,611, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  176   $  181
3 Years   $  545   $  560
5 Years   $  939   $  964
10 Years  $2,041   $2,095

Strong Balanced Stock Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses                 1.00%       3.09%
Total Operating Expenses       2.00%       3.84%(/1/)

(/1/)If the 2% expense cap is removed, Strong will use its discretion when setting reimbursement levels, taking into account such market factors as the Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns.

    For the fiscal period ended 12/31/00, the Strong Balanced Stock Fund paid $9,470 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $9,944, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  203   $  386
3 Years   $  627   $1,172
5 Years   $1,078   $1,976
10 Years  $2,327   $4,070

Strong Dow 30 Value Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.80%       0.55%
Other Expenses(/1/)            0.46%       0.76%
Total Operating Expenses       1.26%       1.31%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong Dow 30 Value Fund paid $1,132,129 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $1,202,887, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  128   $  133
3 Years   $  400   $  415
5 Years   $  692   $  718
10 Years  $1,523   $1,579

Strong Foreign MajorMarkets/SM/ Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses                 1.00%       3.36%
Total Operating Expenses       2.00%       4.11%(/1/)

-----------
(/1/)If the 2% expense cap is removed, Strong will use its discretion when setting reimbursement levels, taking into account such market factors as the Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns.

    For the fiscal year ended 10/31/00, the Strong Foreign MajorMarkets/SM/ Fund paid $33,007 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $34,657, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  203   $  413
3 Years   $  627   $1,250
5 Years   $1,078   $2,101
10 Years  $2,327   $4,298

Strong International Stock Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses(/1/)            0.70%       1.00%
Total Operating Expenses       1.70%       1.75%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 10/31/00, the Strong International Stock Fund paid $1,654,536 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $1,737,263, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  173   $  178
3 Years   $  536   $  551
5 Years   $  923   $  949
10 Years  $2,009   $2,062

Strong Investors Money Fund

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.50%       0.15%
Other Expenses                 0.27%       0.64%
Total Operating Expenses       0.77%       0.79%

-----------
* Strong has contractually agreed to waive management fees and absorb expenses for the Investors Money Fund to keep total expenses until July 1, 2001, at no more than 0.35%.

    For the fiscal period ended 10/31/00, the Strong Investors Money Fund paid $1,989,923 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $2,069,520, a change of 0.02% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 79     $ 81
3 Years    $246     $252
5 Years    $428     $439
10 Years   $954     $978

Strong Mid Cap Growth Fund II

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses                 0.16%       0.46%
Total Operating Expenses       1.16%       1.21%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the pro forma Annual Fund Operating Expenses of the Fund would be 1.20%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 12/31/00, the Strong Mid Cap Growth Fund II paid $5,515,094 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $5,790,849, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  118   $  123
3 Years   $  368   $  384
5 Years   $  638   $  665
10 Years  $1,409   $1,466

Strong Money Market Fund

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.50%       0.15%
Other Expenses                 0.33%       0.70%
Total Operating Expenses       0.83%       0.85%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 0.65%, and pro forma would be 0.65%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal period ended 10/31/00, the Strong Money Market Fund paid $6,826,713 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $7,099,781, a change of 0.02% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   85   $   87
3 Years   $  265   $  271
5 Years   $  460   $  471
10 Years  $1,025   $1,049

Strong Multi Cap Value Fund II

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses                 0.41%       0.71%
Total Operating Expenses       1.41%       1.46%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 1.20%, and pro forma would be 1.20%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 12/31/00, the Strong Multi Cap Value Fund II paid $158,313 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $166,228, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  144   $  149
3 Years   $  446   $  462
5 Years   $  771   $  797
10 Years  $1,691   $1,746

Strong Municipal Money Market Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.50%       0.15%
Other Expenses                 0.08%       0.45%
Total Operating Expenses       0.58%       0.60%

    For the fiscal period ended 10/31/00, the Strong Municipal Money Market Fund paid $9,199,417 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $9,567,394, a change of 0.02% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 59     $ 61
3 Years    $186     $192
5 Years    $324     $335
10 Years   $726     $750

Strong Overseas Fund

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses(/1/)            0.83%       1.13%
Total Operating Expenses       1.83%       1.88%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 1.79%, and pro forma would be 1.84%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 10/31/00, the Strong Overseas Fund paid $462,477 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $485,601, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  186   $  191
3 Years   $  576   $  591
5 Years   $  990   $1,016
10 Years  $2,148   $2,201

Strong Tax-Free Money Fund

                              Annual Fund
                          Operating Expenses*
FYE: 10/31/01             ---------------------
(estimated)               Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.50%       0.15%
Other Expenses                 0.32%       0.69%
Total Operating Expenses       0.82%       0.84%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 0.60%, and pro forma would be 0.60%. Strong can terminate waivers and absorptions for this fund at any time.

    The above fees are estimated as of the end of the Strong Tax-Free Money Fund's first fiscal year end. As of 10/31/01, it is estimated that the Strong Tax-Free Money Fund will pay $129,943 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would pay $135,141, a change of 0.02% in the expense ratio.

Example:

         Current Pro Forma
         ------- ---------
1 Year    $ 84     $ 86
3 Years   $262     $268

Strong Technology 100 Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses(/1/)            0.69%       0.99%
Total Operating Expenses       1.69%       1.74%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong Technology 100 Fund paid $2,591,358 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $2,720,926, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  172   $  177
3 Years   $  533   $  548
5 Years   $  918   $  944
10 Years  $1,998   $2,052

Strong Value Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                1.00%       0.75%
Other Expenses(/1/)            0.46%       0.76%
Total Operating Expenses       1.46%       1.51%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong Value Fund paid $511,846 in management fees, and, on a pro forma basis under the proposed advisory agreement and new administration agreement, would have paid $537,438, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  149   $  154
3 Years   $  462   $  477
5 Years   $  797   $  824
10 Years  $1,746   $1,802

Required Vote

    For each Fund, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

    The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed advisory agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed advisory agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                    APPROVAL OF THE NEW ADVISORY AGREEMENT.

Proposal 2C: To approve a new advisory agreement between Strong Capital
              Management, Inc. and the Corporation on behalf of each of:

Strong Advantage Fund                     Strong High-Yield Bond Fund
Strong Advisor Bond Fund                  Strong High-Yield Municipal
Strong Advisor Common Stock Fund            Bond Fund
Strong Advisor Mid Cap Growth Fund        Strong Large Cap Core Fund
Strong Advisor Short Duration Bond Fund   Strong Large Cap Growth Fund
Strong Advisor Small Cap Value Fund       Strong Mid Cap Disciplined Fund
Strong Advisor U.S. Value Fund            Strong Municipal Advantage Fund
Strong American Utilities Fund            Strong Municipal Bond Fund
Strong Balanced Fund                      Strong Opportunity Fund
Strong Blue Chip Fund                     Strong Opportunity Fund II
Strong Corporate Bond Fund                Strong Short-Term Bond Fund
Strong Energy Fund                        Strong Short-Term High Yield Bond
Strong Enterprise Fund                      Fund
Strong Government Securities Fund         Strong Short-Term High Yield
Strong Growth Fund                          Municipal Fund
Strong Growth 20 Fund                     Strong Short-Term Municipal
Strong Growth and Income Fund               Bond Fund
Strong Heritage Money Fund                Strong U.S. Emerging Growth Fund

    Background

    At the Annual Meeting, shareholders of each Fund will be asked to vote separately regarding the approval of a new advisory agreement with Strong. Strong serves as each Fund's investment advisor and, as such, manages the investment of each Fund's assets. Strong also is responsible for administering each Fund's business affairs, providing office facilities, equipment and certain clerical, bookkeeping and administrative services.

    The current and proposed advisory agreements do not differ with respect to Strong's responsibilities and duties as each Fund's investment advisor. The primary differences between the agreements relate to (i) management fee structures and (ii) expense reimbursement policies.

    Under each current advisory agreement, the investment management fee is a fixed percentage of net assets, regardless of the size of the Fund. Under the proposed advisory agreement, the management fee is calculated using breakpoints. These breakpoints provide for lower fees on Fund net assets above specified asset levels. Currently, each Fund with a proposed breakpoint schedule (as shown in the tables below) has total net assets below $4 billion.

    Strong also serves as administrator to the Funds pursuant to administration agreements. For Investor Class and Z Class shares, the administration fees payable under such administration agreements had previously been "bundled" together with management fees under the current advisory agreement. Because of this, Strong has determined that it will not raise Investor Class and Z Class administration fees this year, absent a shareholder vote. If shareholders approve the proposed advisory agreement, administration services would continue to be covered by a separate administration agreement, but Strong would charge each class of shares an increased administration fee, commensurate with the level of services provided to each class. For Investor Class and Z Class shares of each Fund, as applicable, the approval of the proposed agreement would result in an increase in administration fees and would result in an increase in total Fund expenses.

    Strong is also raising administration fees for Advisor Class shares of each applicable Fund. However, this fee increase is not contingent upon approval by shareholders of the new advisory agreement. Therefore, the administration fee for Advisor Class shares will increase even if shareholders do not approve the proposed advisory agreement.

    Further, under the current advisory agreement, Strong is contractually obligated to reimburse certain expenses of each Fund that exceed 2% of its average daily net asset value. This type of reimbursement is called an "expense cap." This expense cap dates back to state laws that no longer apply to the Funds. Under the proposed advisory agreement, Strong would no longer be required to reimburse expenses above the 2% expense cap. Instead, Strong would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns.

    Consequently, this change in fee structure could, for some Funds, result in an immediate increase in management fees resulting from the removal of the expense cap, but, as Fund assets grow, could lead to lower management fees under the breakpoints.

    Under the current advisory agreement, the management fee is accrued and payable monthly to Strong. However, the proposed advisory agreement provides for the management fee to be accrued and payable daily to Strong, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

    The tables below show (i) the amount of the reduction in the management fee after the addition of breakpoints and (ii) the percentage change in the fees that Strong is entitled to receive from each Fund at certain asset levels under the proposed advisory agreements compared to the current advisory agreements (based on a percent of average daily net assets):

Strong Advisor Short Duration Bond Fund   Strong Short-Term Bond Fund
Strong Corporate Bond Fund                Strong Short-Term High Yield Bond
Strong High-Yield Bond Fund                 Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%       -6.67%
  $6 billion and above                           0.05%      -13.33%

Strong Government Securities Fund         Strong Municipal Bond Fund
Strong High-Yield Municipal Bond Fund     Strong Short-Term High Yield
                                            Municipal Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%       -7.14%
  $6 billion and above                           0.05%      -14.28%

Strong Advantage Fund
Strong Municipal Advantage Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%       -8.33%
  $6 billion and above                           0.05%      -16.67%

Strong Advisor Bond Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%      -10.87%
  $6 billion and above                           0.05%      -21.75%

Strong Short-Term Municipal Bond Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%       -10.0%
  $6 billion and above                           0.05%       -20.0%

Strong Growth Fund
Strong Growth 20 Fund

                                        Reduction From Percentage
                                         Original Fee  (%) Change
                                        -------------- ----------
Assets:
  First $4 billion                              0%          0%
  Over $4 billion, but under $6 billion     0.025%       -2.5%
  $6 billion and above                       0.05%       -5.0%

Strong Advisor Common Stock               Strong Large Cap Core Fund
Strong Advisor Mid Cap Growth Fund        Strong Mid Cap Disciplined Fund
Strong Advisor Small Cap Value Fund       Strong Opportunity Fund
Strong American Utilities Fund            Strong Opportunity Fund II
Strong Energy Fund                        Strong U.S. Emerging Growth Fund

Strong Enterprise Fund

                                            Reduction From Percentage
                                             Original Fee  (%) Change
                                            -------------- ----------
Assets:
  First $4 billion                                  0%           0%
  Over $4 billion, but less than $6 billion     0.025%       -3.33%
  $6 billion and above                           0.05%       -6.67%

Strong Advisor U.S. Value Fund            Strong Growth and Income Fund
Strong Balanced Fund                      Strong Heritage Money Fund
Strong Blue Chip Fund                     Strong Large Cap Growth Fund

                   Reduction From Percentage
                    Original Fee  (%) Change
                   -------------- ----------
Assets:
  All asset levels       0%           0%

    The table below shows the fees (based on a percent of average daily net assets) that Investor Class and Z Class shares of each Fund are required to pay under the current administration agreement and would be required to pay under the proposed administration agreement if shareholders approve the proposed advisory agreement:

                                               Current              New
Fund/Class (if more than one)             Administration Fee Administration Fee
-----------------------------             ------------------ ------------------
Strong Advantage Fund--Investor                 0.30%               0.33%
Strong Advisor Bond Fund--Z                     0.25%               0.28%
Strong Advisor Common Stock Fund--Z             0.25%               0.30%
Strong Advisor Mid Cap Growth Fund--Z           0.25%               0.30%
Strong Advisor Short Duration Bond
  Fund--Z                                       0.25%               0.28%
Strong Advisor Small Cap Value Fund--Z          0.25%               0.30%
Strong Advisor U.S. Value Fund--Z               0.25%               0.30%
Strong American Utilities Fund--Investor        0.25%               0.30%
Strong Balanced Fund--Investor                  0.25%               0.30%
Strong Blue Chip Fund--Investor                 0.25%               0.30%
Strong Corporate Bond Fund--Investor            0.25%               0.28%
Strong Energy Fund--Investor                    0.25%               0.30%
Strong Enterprise Fund--Investor                0.25%               0.30%
Strong Government Securities Fund--
  Investor                                      0.25%               0.28%
Strong Growth Fund--Investor                    0.25%               0.30%
Strong Growth 20 Fund--Investor                 0.25%               0.30%
Strong Growth and Income Fund--Investor         0.25%               0.30%
Strong Heritage Money Fund--Investor            0.35%               0.37%
Strong High-Yield Bond Fund--Investor           0.25%               0.28%
Strong High-Yield Municipal Bond Fund--
  Investor                                      0.25%               0.28%
Strong Large Cap Core Fund--Investor            0.25%               0.30%
Strong Large Cap Growth Fund--Investor          0.25%               0.30%
Strong Mid Cap Disciplined Fund--
  Investor                                      0.25%               0.30%
Strong Municipal Advantage Fund--
  Investor                                      0.30%               0.33%
Strong Municipal Bond Fund--Investor            0.25%               0.28%
Strong Opportunity Fund--Investor               0.25%               0.30%
Strong Opportunity Fund II--Investor            0.25%               0.30%
Strong Short-Term Bond Fund--Investor           0.25%               0.28%
Strong Short-Term High Yield Bond Fund--
  Investor                                      0.25%               0.28%
Strong Short-Term High Yield Municipal
  Fund--Investor                                0.25%               0.28%
Strong Short-Term Municipal Bond Fund--
  Investor                                      0.25%               0.28%
Strong U.S. Emerging Growth Fund--
  Investor                                      0.25%               0.30%

Details About the Current Advisory Agreement

    Strong has served as each Fund's investment advisor since its inception. The current agreements were approved by each Fund's initial shareholder at the time of the Fund's inception. Below are the inception dates of each Fund:

                                             Inception
Fund                                           Date
----                                         ---------
Strong Advantage Fund                        11/25/88
Strong Advisor Bond Fund                     12/31/96
Strong Advisor Common Stock Fund             12/29/89
Strong Advisor Mid Cap Growth Fund           12/31/96
Strong Advisor Short Duration Bond Fund      03/31/94
Strong Advisor Small Cap Value Fund          12/31/97
Strong Advisor U.S. Value Fund               12/29/95
Strong American Utilities Fund               07/01/93
Strong Balanced Fund                         12/30/81
Strong Blue Chip Fund                        06/30/97
Strong Corporate Bond Fund                   12/12/85
Strong Energy Fund                           09/30/97
Strong Enterprise Fund                       09/30/98
Strong Government Securities Fund            10/29/86
Strong Growth and Income Fund                12/29/95
Strong Growth Fund                           12/31/93
Strong Growth 20 Fund                        06/04/97
Strong Heritage Money Fund                   06/29/95
Strong High-Yield Bond Fund                  12/28/95
Strong High-Yield Municipal Bond Fund        10/01/93
Strong Large Cap Core Fund                   06/30/98
Strong Large Cap Growth Fund                 12/30/81
Strong Mid Cap Disciplined Fund              12/31/98
Strong Municipal Advantage Fund              11/30/95
Strong Municipal Bond Fund                   10/23/86
Strong Opportunity Fund                      12/31/85
Strong Opportunity Fund II                   12/31/85
Strong Short-Term Bond Fund                  08/31/87
Strong Short-Term High Yield Bond Fund       06/30/97
Strong Short-Term High Yield Municipal Fund  11/30/97
Strong Short-Term Municipal Bond Fund        12/31/91
Strong U.S. Emerging Growth Fund             12/31/98

    Each Fund's Board of Directors, including a majority of the Independent Directors, most recently approved the continuation of each Fund's current advisory agreement on May 4, 2001. The current advisory agreement will continue in effect until May 3, 2002 unless and until terminated by either party as provided in the advisory agreement (the advisory agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice). The advisory agreement will continue in force from year to year after May 3, 2002, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of the Board members, including a majority of directors who are not "interested persons" (as defined in the 1940 Act). The current advisory agreement will continue only if the proposed advisory agreement (described below) is not approved by shareholders.

Details and Duration of the Proposed Advisory Agreement

    Under the proposed agreement, each Fund will pay Strong a fee based on the value of the Fund's net assets which decreases as the Fund reaches certain asset levels. Also, under the proposed advisory agreement, Strong would no longer be required to reimburse expenses above the 2% expense cap. Instead, Strong would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns. If approved by shareholders, the proposed advisory agreement will commence on July 21, 2001 and continue in effect until July 20, 2003, unless and until terminated by either party as provided in each advisory agreement. The advisory agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice. The advisory agreement will continue in force from year to year after July 20, 2003, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

Comparison of the Current and Proposed Advisory Agreements

    Investment Advisory Responsibilities. The proposed and current advisory agreements are the same with respect to Strong's responsibilities and duties as each Fund's investment advisor. Under both agreements, Strong is responsible for managing the investment and reinvestment of each Fund's assets.

    Investment Management Fees. The primary differences between the advisory agreements relate to fee structures and expense reimbursement policies as stated above. Under the proposed advisory agreement, the management fee is calculated using breakpoints for each Fund which provides for lower fees as Fund net assets reach specified asset levels (see tables earlier in this section concerning breakpoints under the proposed management fee schedules).

    If the proposed advisory agreement is approved, a new administration agreement would also be implemented for Investor Class and Z Class shares that would result in an overall increase in Fund expenses. Strong is also raising administration fees for Advisor Class shares of each applicable Fund. However, this fee increase is not contingent upon approval by shareholders of the new advisory agreement. Therefore, the administration fee for Advisor Class shares will increase even if shareholders do not approve the proposed advisory agreement.

    Also, as mentioned above, Strong is paid the management fee on a monthly basis under the current advisory agreement. However, under the proposed advisory agreement, the management fee would be payable to Strong on a daily basis, although Strong reserves the right to receive payment of the management fee on a less frequent basis at its discretion.

    Comparative Fee and Cost Information. The operating expense tables below are intended to help you compare the Funds' fees for the fiscal year 2000 with those that would have been paid had the proposed advisory agreement been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average net assets. The annual fund operating expense tables shown below are based on actual expenses incurred during the Fund's most recent fiscal period. Please keep in mind that, as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different than those shown.

    Following each operating expense table are hypothetical cost examples intended to help you compare the current cost of investing in a Fund over the time periods indicated below with the cost had the proposed advisory agreement been in effect during the same periods (pro forma). The example assumes you invest $10,000 in a Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

Strong Advantage Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.30%       0.30%
Other Expenses                 0.49%       0.52%
Total Operating Expenses       0.79%       0.82%

    For the fiscal period ended 10/31/00, the Strong Advantage Fund paid $5,456,678 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $5,456,678, a change of 0.0%. For the fiscal period ended 10/31/00, the Strong Advantage Fund--Investor Class paid $3,839,586 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $4,300,337, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 81    $   84
3 Years    $252    $  262
5 Years    $439    $  455
10 Years   $978    $1,014

Strong Advisor Bond Fund--Class Z

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00                        Pro Forma
-------------             Current    ----------
Management Fees                0.23%       0.23%
Other Expenses                 0.48%       0.51%
Total Operating Expenses       0.71%       0.74%

    For the fiscal year ended 10/31/00, the Strong Advisor Bond Fund paid $481,749 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $481,749, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Advisor Bond Fund-Class Z paid $17,640 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $19,757, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 73     $ 76
3 Years    $227     $237
5 Years    $395     $411
10 Years   $883     $918

Strong Advisor Common Stock Fund--Class Z

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 12/31/00                     Pro Forma
-------------             Current ---------
Management Fees            0.75%    0.75%
Other Expenses             0.43%    0.48%
Total Operating Expenses   1.18%    1.23%

    For the fiscal year ended 12/31/00, the Strong Advisor Common Stock Fund paid $13,663,581 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $13,663,581, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Advisor Common Stock Fund-Class Z paid $3,734,670 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $4,481,604, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  120   $  125
3 Years   $  375   $  390
5 Years   $  649   $  676
10 Years  $1,432   $1,489

Strong Advisor Mid Cap Growth Fund--Class Z

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 12/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.75%    0.75%
Other Expenses             0.60%    0.65%
Total Operating Expenses   1.35%    1.40%

    For the fiscal year ended 12/31/00, the Strong Advisor Mid Cap Growth Fund paid $1,182,298 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $1,182,298, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Advisor Mid Cap Growth Fund-Class Z paid $354,265 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $425,118, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  137   $  143
3 Years   $  428   $  443
5 Years   $  739   $  766
10 Years  $1,624   $1,680

Strong Advisor Short Duration Bond Fund--Class Z

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 10/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees           0.375%   0.375%
Other Expenses            0.78%    0.81%
Total Operating Expenses  1.15%    1.18%

    For the fiscal year ended 10/31/00, the Strong Advisor Short Duration Bond Fund paid $299,895 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $299,895, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Advisor Short Duration Bond Fund-Class Z paid $118,365 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $132,569, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  117   $  120
3 Years   $  365   $  375
5 Years   $  633   $  649
10 Years  $1,398   $1,432

Strong Advisor Small Cap Value Fund--Class Z

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 12/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.75%    0.75%
Other Expenses(/1/)        0.65%    0.70%
Total Operating Expenses   1.40%    1.45%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong Advisor Small Cap Value Fund paid $1,108,905 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $1,108,905, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Advisor Small Cap Value Fund-Class Z paid $333,566 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $400,280, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  143   $  148
3 Years   $  443   $  459
5 Years   $  766   $  792
10 Years  $1,680   $1,735

Strong Advisor U.S. Value Fund--Class Z

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 10/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.55%    0.55%
Other Expenses             0.49%    0.54%
Total Operating Expenses   1.04%    1.09%

    For the fiscal year ended 10/31/00, the Strong Advisor U.S. Value Fund paid $1,369,699 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $1,369,699, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Advisor U.S. Value Fund-Class Z paid $398,256 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $477,907, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  106   $  111
3 Years   $  331   $  347
5 Years   $  574   $  601
10 Years  $1,271   $1,329

Strong American Utilities Fund--Investor Class

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 10/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.50%    0.50%
Other Expenses             0.52%    0.57%
Total Operating Expenses   1.02%    1.07%

    For the fiscal year ended 10/31/00, the Strong American Utilities Fund paid $1,282,430 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $1,282,430, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong American Utilities Fund paid $367,868 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $441,442, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  104   $  109
3 Years   $  325   $  340
5 Years   $  563   $  590
10 Years  $1,248   $1,306

Strong Balanced Fund--Investor Class

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 10/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.55%    0.55%
Other Expenses             0.51%    0.56%
Total Operating Expenses   1.06%    1.11%

    For the fiscal year ended 10/31/00, the Strong Balanced Fund paid $2,314,030 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $2,314,030, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Balanced Fund paid $614,824 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $737,789, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  108   $  113
3 Years   $  337   $  353
5 Years   $  585   $  612
10 Years  $1,294   $1,352

Strong Blue Chip Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.50%       0.50%
Other Expenses(/1/)            0.65%       0.70%
Total Operating Expenses       1.15%       1.20%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 10/31/00, the Strong Blue Chip Fund paid $3,429,671 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $3,429,671, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Blue Chip Fund-Investor Class paid $1,038,895 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $1,246,674, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  117   $  122
3 Years   $  365   $  381
5 Years   $  633   $  660
10 Years  $1,398   $1,455

Strong Corporate Bond Fund--Investor Class

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 10/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees           0.375%   0.375%
Other Expenses            0.55%    0.58%
Total Operating Expenses  0.92%    0.95%

    For the fiscal year ended 10/31/00, the Strong Corporate Bond Fund paid $3,283,128 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $3,283,128, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Corporate Bond Fund-Investor Class paid $2,167,790 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $2,427,924, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   94   $   97
3 Years   $  293   $  303
5 Years   $  509   $  525
10 Years  $1,131   $1,166

Strong Energy Fund

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 10/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.75%    0.75%
Other Expenses(/1/)        1.17%    1.22%
Total Operating Expenses   1.92%    1.97%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 10/31/00, the Strong Energy Fund paid $62,886 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $62,886, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Energy Fund paid $14,589 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $17,507, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  195   $  200
3 Years   $  603   $  618
5 Years   $1,037   $1,062
10 Years  $2,243   $2,296

Strong Enterprise Fund--Investor Class

                             Annual Fund
                              Operating
                              Expenses
                          -----------------
FYE: 12/31/00             Current Pro Forma
-------------             ------- ---------
Management Fees            0.75%    0.75%
Other Expenses(/1/)        0.68%    0.73%
Total Operating Expenses   1.43%    1.48%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong Enterprise Fund paid $6,594,199 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $6,594,199, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Enterprise Fund--Investor Class paid $1,830,006 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $2,196,007, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  146   $  151
3 Years   $  452   $  468
5 Years   $  782   $  808
10 Years  $1,713   $1,768

Strong Government Securities Fund--Investor Class

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.35%       0.35%
Other Expenses                 0.54%       0.57%
Total Operating Expenses       0.89%       0.92%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 0.88%, and pro forma would be 0.91%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 10/31/00, the Strong Government Securities Fund paid $4,432,845 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $4,432,845, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Government Securities Fund-- Investor Class paid $3,135,994 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $3,512,313, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   91   $   94
3 Years   $  284   $  293
5 Years   $  493   $  509
10 Years  $1,096   $1,131

Strong Growth Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.75%       0.75%
Other Expenses                 0.45%       0.50%
Total Operating Expenses       1.20%       1.25%

    For the fiscal year ended 12/31/00, the Strong Growth Fund paid $29,531,542 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $29,531,542, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Growth Fund--Investor Class paid $8,188,200 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $9,825,839, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  122   $  127
3 Years   $  381   $  397
5 Years   $  660   $  686
10 Years  $1,455   $1,511

Strong Growth 20 Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.75%       0.75%
Other Expenses                 0.52%       0.57%
Total Operating Expenses       1.27%       1.32%

    For the fiscal year ended 12/31/00, the Strong Growth 20 Fund paid $5,660,960 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $5,660,960, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Growth 20 Fund--Investor Class paid $1,622,913 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $1,947,496, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  129   $  134
3 Years   $  403   $  418
5 Years   $  697   $  723
10 Years  $1,534   $1,590

Strong Growth & Income Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.55%       0.55%
Other Expenses(/1/)            0.59%       0.64%
Total Operating Expenses       1.14%       1.19%

-----------
(/1/) Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 10/31/00, the Strong Growth & Income Fund paid $6,929,319 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $6,929,319, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Growth & Income Fund--Investor Class paid $1,979,847 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $2,375,816, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  116   $  121
3 Years   $  362   $  378
5 Years   $  628   $  654
10 Years  $1,386   $1,443

Strong Heritage Money Fund--Investor Class

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.15%       0.15%
Other Expenses                 0.42%       0.44%
Total Operating Expenses       0.57%       0.59%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 0.40%, and pro forma would be 0.40%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal period ended 10/31/00, the Strong Heritage Money Fund paid $2,029,349 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $2,029,349, a change of 0.0%. For the fiscal period ended 10/31/00, the Strong Heritage Money Fund--Investor Class paid $2,896,681 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $3,062,206, a change of 0.02% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 58     $ 60
3 Years    $183     $189
5 Years    $318     $329
10 Years   $714     $738

Strong High-Yield Bond Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees              0.375%      0.375%
Other Expenses               0.485%      0.515%
Total Operating Expenses      0.86%       0.89%

    For the fiscal year ended 10/31/00, the Strong High-Yield Bond Fund paid $2,628,270 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $2,628,270, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong High-Yield Bond Fund-Investor Class paid $1,752,093 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $1,962,345, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   88   $   91
3 Years   $  274   $  284
5 Years   $  477   $  493
10 Years  $1,061   $1,096

Strong High-Yield Municipal Bond Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.35%       0.35%
Other Expenses                 0.38%       0.41%
Total Operating Expenses       0.73%       0.76%

    For the fiscal year ended 10/31/00, the Strong High-Yield Municipal Bond Fund paid $247,624 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $247,624, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong High-Yield Municipal Bond Fund-Investor Class paid $180,790 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $202,485, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 75     $ 78
3 Years    $233     $243
5 Years    $406     $422
10 Years   $906     $942

Strong Large Cap Core Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.75%       0.75%
Other Expenses                 1.25%       1.67%
Total Operating Expenses       2.00%       2.42%(/1/)

-----------
(/1/)If the 2% expense cap is removed, Strong will use its discretion when setting reimbursement levels, taking into account such market factors as the Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns.

    For the fiscal year ended 12/31/00, the Strong Large Cap Core Fund paid $42,595 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $42,595, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Large Cap Core Fund paid $11,875 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $14,249, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  203   $  245
3 Years   $  627   $  755
5 Years   $1,078   $1,291
10 Years  $2,327   $2,756

Strong Large Cap Growth Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.55%       0.55%
Other Expenses                 0.41%       0.46%
Total Operating Expenses       0.96%       1.01%

    For the fiscal year ended 10/31/00, the Strong Large Cap Growth Fund paid $10,936,795 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $10,936,795, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Large Cap Growth Fund paid $3,095,811 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $3,714,973, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   98   $  103
3 Years   $  306   $  322
5 Years   $  531   $  558
10 Years  $1,178   $1,236

Strong Mid Cap Disciplined Fund

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.75%       0.75%
Other Expenses(/1/)            1.17%       1.22%
Total Operating Expenses       1.92%       1.97%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong Mid Cap Disciplined Fund paid $68,858 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $68,858, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Mid Cap Disciplined Fund paid $20,119 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $24,143, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  195   $  200
3 Years   $  603   $  618
5 Years   $1,037   $1,062
10 Years  $2,243   $2,296

Strong Municipal Advantage Fund--Investor Class

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.30%       0.30%
Other Expenses                 0.32%       0.35%
Total Operating Expenses       0.62%       0.65%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 0.57%, and pro forma would be 0.57%. We can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 10/31/00, the Strong Municipal Advantage Fund paid $5,043,516 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $5,043,516, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Municipal Advantage Fund-Investor Class paid $942,624 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $1,036,886, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 63     $ 66
3 Years    $199     $208
5 Years    $346     $362
10 Years   $774     $810

Strong Municipal Bond Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.35%       0.35%
Other Expenses                 0.41%       0.44%
Total Operating Expenses       0.76%       0.79%

    For the fiscal year ended 10/31/00, the Strong Municipal Bond Fund paid $147,556 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $147,556, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Municipal Bond Fund-Investor Class paid $111,665 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $125,065, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 78     $ 81
3 Years    $243     $252
5 Years    $422     $439
10 Years   $942     $978

Strong Opportunity Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.75%       0.75%
Other Expenses                 0.45%       0.50%
Total Operating Expenses       1.20%       1.25%

    For the fiscal year ended 12/31/00, the Strong Opportunity Fund paid $22,947,728 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $22,947,728, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Opportunity Fund--Investor Class paid $6,445,208 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $7,734,249, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  122   $  127
3 Years   $  381   $  397
5 Years   $  660   $  686
10 Years  $1,455   $1,511

Strong Opportunity Fund II--Investor Class

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees(/1/)           0.75%       0.75%
Other Expenses(/1/)            0.41%       0.46%
Total Operating Expenses       1.16%       1.21%

-----------
(/1/)Management Fees and Other Expenses are based on estimated amounts for the current fiscal year.

* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 1.10%, and pro forma would be 1.10%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 12/31/00, the Strong Opportunity Fund II-- Investor Class paid $8,667,561 in estimated management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $8,667,561, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong Opportunity Fund II--Investor Class would have paid $2,889,187 in estimated administration fees, and, on a pro forma basis under the new administration agreement, would have paid $3,467,024, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  118   $  123
3 Years   $  368   $  384
5 Years   $  638   $  665
10 Years  $1,409   $1,466

Strong Short-Term Bond Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees              0.375%      0.375%
Other Expenses                0.49%       0.52%
Total Operating Expenses      0.86%       0.89%

    For the fiscal year ended 10/31/00, the Strong Short-Term Bond Fund paid $4,458,692 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $4,458,692, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Short-Term Bond Fund-Investor Class paid $2,923,500 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $3,274,320, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   88   $   91
3 Years   $  274   $  284
5 Years   $  477   $  493
10 Years  $1,061   $1,096

Strong Short-Term High Yield Bond Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees              0.375%      0.375%
Other Expenses                0.45%       0.48%
Total Operating Expenses      0.82%       0.85%

    For the fiscal year ended 10/31/00, the Strong Short-Term High Yield Bond Fund paid $986,307 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $986,307, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Short-Term High Yield Bond Fund-Investor Class paid $657,497 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $736,396, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $   84   $   87
3 Years   $  262   $  271
5 Years   $  455   $  471
10 Years  $1,014   $1,049


Strong Short-Term High Yield Municipal Fund--Investor Class

                              Annual Fund
                          Operating Expenses*
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.35%       0.35%
Other Expenses                 0.37%       0.40%
Total Operating Expenses       0.72%       0.75%

-----------
* Annual Fund Operating Expenses do not reflect Strong's waiver of management fees and/or absorptions. With waivers and absorptions, the current Annual Fund Operating Expenses of the Fund would be 0.67%, and pro forma would be 0.67%. Strong can terminate waivers and absorptions for this fund at any time.

    For the fiscal year ended 10/31/00, the Strong Short-Term High Yield Municipal Fund paid $78,041 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $78,041, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Short-Term High Yield Municipal Fund-Investor Class paid $57,494 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $64,393, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 74     $ 77
3 Years    $230     $240
5 Years    $401     $417
10 Years   $894     $930

Strong Short-Term Municipal Bond Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 10/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.25%       0.25%
Other Expenses                 0.35%       0.38%
Total Operating Expenses       0.60%       0.63%

    For the fiscal year ended 10/31/00, the Strong Short-Term Municipal Bond Fund paid $126,791 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $126,791, a change of 0.0%. For the fiscal year ended 10/31/00, the Strong Short-Term Municipal Bond Fund-Investor Class paid $130,272 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $145,904, a change of 0.03% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year     $ 61     $ 64
3 Years    $192     $202
5 Years    $335     $351
10 Years   $750     $786

Strong U.S. Emerging Growth Fund--Investor Class

                              Annual Fund
                          Operating Expenses
                          ---------------------
FYE: 12/31/00             Current    Pro Forma
-------------             ---------  ----------
Management Fees                0.75%       0.75%
Other Expenses(/1/)            0.73%       0.78%
Total Operating Expenses       1.48%       1.53%

-----------
(/1/)Other Expenses are based on estimated amounts for the current fiscal year.

    For the fiscal year ended 12/31/00, the Strong U.S. Emerging Growth Fund paid $693,600 in management fees, and, on a pro forma basis under the proposed advisory agreement, would have paid $693,600, a change of 0.0%. For the fiscal year ended 12/31/00, the Strong U.S. Emerging Growth Fund paid $210,098 in administration fees, and, on a pro forma basis under the new administration agreement, would have paid $252,117, a change of 0.05% in the expense ratio.

Example:

          Current Pro Forma
          ------- ---------
1 Year    $  151   $  156
3 Years   $  468   $  483
5 Years   $  808   $  834
10 Years  $1,768   $1,824

Required Vote

    For each Fund, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

    The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed advisory agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed advisory agreement.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                  THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 3: TO RATIFY THE SELECTION OF EACH FUND'S INDEPENDENT AUDITORS

Proposal 3A: To Ratify the Selection of PricewaterhouseCoopers LLP (all Funds
              except the Strong Index 500 Fund)

    The selection by the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors for each Fund, except the Strong Index 500 Fund, for the current fiscal year is being submitted for ratification by the shareholders at the Annual Meeting. In its capacity as independent auditors, PricewaterhouseCoopers LLP currently performs a variety of functions, including auditing each Fund's financial statements and reviewing each Fund's federal and state annual income tax returns. PricewaterhouseCoopers LLP are independent auditors and have advised the Funds that they have no direct or material indirect financial interest in the Funds. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires and to respond to shareholder questions.

    Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees. The aggregate fees for audit services rendered by PricewaterhouseCoopers LLP for the audit of the Funds' (except the Strong Index 500 Fund) financial statements for each Fund's fiscal year are set forth in the table below by Corporation. In addition, the aggregate fees by PricewaterhouseCoopers LLP for professional services during fiscal 2000 for financial information systems design and implementation were $181,873 (billed entirely to and paid by Strong). The aggregate fees by PricewaterhouseCoopers LLP to each Fund (except the Strong Index 500 Fund) during fiscal 2000 for tax-related services are set forth in the table below by Corporation. The aggregate fees by the independent auditors to Strong and its affiliated entities during the fiscal year 2000 for audit, attestation, tax and other non-audit services were $405,228.

                                                             Tax-Related
                                                              Services
Corporation                                  Audit Fees(/1/)    Fees
-----------                                  --------------- -----------
Strong Advantage Fund, Inc.                     $ 42,527       $ 1,600
Strong Asia Pacific Fund, Inc.                  $ 15,775       $ 1,950
Strong Balanced Fund, Inc.                      $ 27,163       $ 1,650
Strong Balanced Stock Fund, Inc.                $  1,650       $ 9,565
Strong Common Stock Fund, Inc.                  $ 51,274       $ 1,950
Strong Conservative Equity Funds, Inc.          $ 85,197       $ 8,250
Strong Corporate Bond Fund, Inc.                $ 21,922       $ 1,650
Strong Equity Funds, Inc.                       $132,898       $19,600
Strong Government Securities Fund, Inc.         $ 31,682       $ 1,650
Strong Heritage Reserve Series, Inc.            $ 27,887       $ 1,850
Strong High-Yield Municipal Bond Fund, Inc.     $ 21,428       $ 1,650
Strong Income Funds, Inc.                       $ 41,674       $ 3,300
Strong Income Funds II, Inc.                    $ 14,330       $ 1,650
Strong International Equity Funds, Inc.         $ 42,987       $ 5,850
Strong Large Cap Growth Fund, Inc.              $ 42,346       $ 1,650
Strong Life Stage Series, Inc.                  $ 14,641       $ 4,950
Strong Money Market Fund, Inc.                  $ 15,183       $ 1,100
Strong Municipal Bond Fund, Inc.                $ 19,801       $ 1,650
Strong Municipal Funds, Inc.                    $ 68,294       $ 3,500
Strong Opportunity Fund, Inc.                   $ 42,527       $ 1,950
Strong Opportunity Fund II, Inc.                $ 15,183       $   750
Strong Short-Term Bond Fund, Inc.               $ 53,373       $ 1,650
Strong Short-Term Global Bond Fund, Inc.        $ 13,556       $ 1,950
Strong Short-Term Municipal Bond Fund, Inc.     $ 19,259       $ 1,650
Strong Variable Insurance Funds, Inc.           $ 35,789       $ 3,000

-----------
(/1/)For some Funds, these amounts include additional audit services required as a result of a change in the Fund's fiscal year end.

    The Board of Directors has considered whether the provision of financial information implementation services and other non-audit services is compatible with the independent auditors' independence.

    Required Vote. Approval of Proposal 3A requires, for each Fund, that the votes cast in favor of the Proposal exceed the votes cast against the Proposal.

    THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
                     APPROVAL OF THE INDEPENDENT AUDITORS.

Proposal 3B:  To Ratify the Selection of KPMG LLP (Strong Index 500 Fund only)

    The selection by the Board of Directors of KPMG LLP as the independent auditors for the Strong Index 500 Fund for the current fiscal year is being submitted for ratification by the shareholders at the Annual Meeting. In its capacity as independent auditors, KPMG LLP currently performs a variety of functions, including auditing the Fund's financial statements and reviewing the Fund's federal and state annual income tax returns. KPMG LLP are independent auditors and have advised the Fund that they have no direct or material indirect financial interest in the Fund. Representatives of KPMG LLP are expected to be available by telephone at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to shareholder questions.

    Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees. The aggregate fees billed for audit services rendered by KPMG LLP for the audit of the Strong Index 500 Fund's financial statements for the fiscal year ended December 31, 2000 were $12,500. No fees were billed for professional services rendered by KPMG LLP during fiscal 2000 for (1) operating, or supervising the operation of, the Fund's information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Fund's financial statements or generates information that is significant to its financial statements taken as a whole. The aggregate fees billed by KPMG LLP to the Strong Index 500 Fund during fiscal 2000 for tax-related services were $3,250. No fees were billed by KPMG LLP to Strong during fiscal 2000 for tax-related services. The aggregate fees billed by KPMG LLP to Strong and affiliated entities during fiscal 2000 for audit, attestation, tax and other non-audit services were $89,458.

    The Board of Directors has considered whether the provision of financial information implementation services and other non-audit services is compatible with the independent auditors' independence.

    Required Vote. Approval of Proposal 3B requires, for the Strong Index 500 Fund, that the votes cast in favor of the Proposal exceed the votes cast against the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
                         OF THE INDEPENDENT AUDITORS.

PROPOSAL 4: TO APPROVE A PLAN OF REORGANIZATION, INCLUDING AN AMENDMENT TO THE
            ARTICLES OF INCORPORATION OF STRONG EQUITY FUNDS, INC., REORGANIZING THE STRONG INTERNET FUND INTO THE STRONG
            TECHNOLOGY 100 FUND (Strong Technology 100 Fund only)

    Background. Shareholders of the Strong Technology 100 Fund (the "Technology 100 Fund"), a series of Strong Equity Funds, Inc. ("SEF"), will be asked to consider and approve a proposed reorganization between the Technology 100 Fund and the Strong Internet Fund (the "Internet Fund"), another series of SEF. A copy of the form of Plan of Reorganization (the "Reorganization Plan") is included as Annex B. The Proposal, if approved, will result in the transfer of the assets and liabilities of the Internet Fund to the Technology 100 Fund in return for shares of the Technology 100 Fund.

    The Reorganization Plan provides for (i) the transfer of the Internet Fund's assets and liabilities to the Technology 100 Fund; (ii) the issuance of shares of the Technology 100 Fund to shareholders of the Internet Fund; and
(iii) the amendment of SEF's Articles of Incorporation to reflect that shares of the Internet Fund have been exchanged for shares of the Technology 100 Fund. (collectively, "Reorganization"). The transfer is expected to occur on or about 5:00 p.m., Central Time ("Effective Time") on Friday, August 31, 2001.

    Immediately after the transfer of the Internet Fund's assets and liabilities, each holder of shares in the Internet Fund at the Effective Time of the Reorganization will receive a number of shares of the Technology 100 Fund with the same aggregate value as the shareholder had in the Internet Fund immediately before the Effective Time. At the Effective Time, shareholders of the Internet Fund will become shareholders of the Technology 100 Fund.

    The Internet Fund and the Technology 100 Fund offer one class of shares-- Investor Class shares. Holders of Investor Class shares of the Internet Fund will receive an amount of Investor Class shares of the Technology 100 Fund equal in value to their Internet Fund shares.

    Additional information about the Internet Fund is included as Annex C. For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Internet Fund, see the Internet Fund's Investor Class prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Internet Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

    In a separate proxy statement, the Internet Fund's shareholders are also being asked to vote on the proposed Reorganization. The proposed
Reorganization will only occur if shareholders of both Funds approve the Reorganization Plan.

    Based on their evaluation of all relevant information at a meeting held on May 4, 2001, the Board of Directors of SEF has determined that the Reorganization is (i) in the best interests of the shareholders of the Internet Fund and the Technology 100 Fund and (ii) that the interests of the existing shareholders of the Internet Fund and the Technology 100 Fund would not be diluted as a result of the Reorganization.

    Required Vote. Approval of Proposal 4 requires, for the Strong Technology 100 Fund, that the votes cast in favor of the Proposal exceed the votes cast against the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
          OF THE REORGANIZATION PLAN, INCLUDING THE AMENDMENT TO THE
                       ARTICLES OF INCORPORATION OF SEF.

PROPOSAL 5: TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN SLOATE, WEISMAN,
            MURRAY AND COMPANY, INC. AND THE STRONG VALUE FUND (Strong Value Fund only)

    Background. Sloate, Weisman, Murray and Company, Inc. ("Sloate, Weisman") currently serves as the subadvisor to the Strong Value Fund pursuant to a subadvisory agreement dated December 28, 1995 with Strong (the "Subadvisory Agreement"). The Directors have approved, and recommend that shareholders of the Strong Value Fund approve and ratify, a revised Subadvisory Agreement between Strong and Sloate, Weisman. A copy of the form of proposed Subadvisory Agreement is found in Annex D.

    Sloate, Weisman began conducting business in 1974. Since then, its principal business has been providing continuous investment advice to institutional investors and high net worth clients. Sloate, Weisman is a Delaware corporation. As of February 28, 2001, Sloate, Weisman had over $363 million under management. Sloate, Weisman's address is 230 Park Avenue, 7th Floor, New York, New York 10169.

    Approval of Agreement. At their meeting on May 4, 2001, the Directors, including each of the Independent Directors, considered (i) Sloate, Weisman's cost in providing such services and (ii) the investment performance, expense ratios, and management fees for comparable investment companies. The Directors received all information they deemed necessary to their evaluation of the terms and conditions of the proposed Subadvisory Agreement. Based upon the Directors' review and evaluations of these materials and their consideration of all factors deemed relevant, the Directors determined that the proposed Subadvisory Agreement is reasonable, fair, and in the best interests of the Fund and its shareholders. Accordingly, the Directors, including all of the Independent Directors, approved the proposed Subadvisory Agreement and its submission to the Fund's shareholders for approval and ratification. If the new proposed Subadvisory Agreement is not approved and ratified by the Fund's shareholders, the current Subadvisory Agreement may be terminated with 60 days written notice. In the event that the current Subadvisory Agreement is terminated, the Board of Directors will have to consider other alternative arrangements for the management of the Fund including having Strong manage the Fund directly.

    Subadvisory agreements are required to be approved annually by the Fund's Directors or by a vote of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act). In either case, such annual renewal must be approved by the vote of a majority of the Fund's Directors, including a majority of directors who are not "interested persons" (as defined in the 1940
Act), cast in person at a meeting called for the purpose of voting on such approval. On May 4, 2001, the Directors of the Fund, including all directors who are not "interested persons," voted unanimously to extend the current Subadvisory Agreement for the Fund for an additional period of one year, commencing May 4, 2001 unless it is terminated earlier or replaced by the proposed Subadvisory Agreement. Both the current and proposed Subadvisory Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Sloate, Weisman, by Strong for breach upon 20 days' written notice and immediately in the event that Sloate, Weisman becomes unable to discharge its duties and obligations and by Sloate, Weisman upon 180 days' written notice for any reason. Both the current and proposed Subadvisory Agreements will terminate automatically in the event of assignment.

    Under the terms of both the current and proposed Subadvisory Agreements, Sloate, Weisman furnishes investment advisory and portfolio management services to the Fund, subject to supervision by Strong and the Fund's Board of Directors. Sloate, Weisman is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment subject to the investment policies and restrictions of the Fund, and the negotiation of brokerage commissions.

    Asset Based Compensation. Under the current Subadvisory Agreement, subadvisory fees are paid by Strong to Sloate, Weisman based on a percentage of Strong's management fee. As described in Proposal 2B, the current management fee covers both advisory and administration services. It is proposed that these services and fees be "unbundled," resulting in a reduction in Strong's management fee by 0.25%, which represents the amount attributable to administration services.

Such a reduction in the management fee might make it seem as though Sloate, Weisman's fee was lowered. Under the proposed Subadvisory Agreement, subadvisory fees would be based on a percentage of the Fund's net assets to avoid the potential appearance of an unintended reduction in Sloate, Weisman's fees. Under the current Subadvisory Agreement, Strong, not the Fund, pays the subadvisor a fee, computed and paid monthly as follows: 60% of the management fees collected by Strong from the Fund on the first $74.2 million (this amount being "base" net assets), 50% of the management fees collected by Strong from the Fund on net assets from base net assets to $300 million in the Fund, and 40% of management fees collected by Strong from the Fund on net assets in excess of $300 million.

    Under the proposed agreement, Strong would pay the subadvisor a fee, computed and paid monthly as follows:

      0.60% of the Fund's average daily net asset value on the first $74.2 million (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million.

    Approval of the proposed agreement will not result in an increase in subadvisory fees.

    Required Vote. Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Annual Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

    The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed Subadvisory Agreement. Shareholders may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this proposal. If you return your proxy card and give no voting instructions, your shares will be voted "FOR" the approval of the proposed Subadvisory Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
                         OF THE SUBADVISORY AGREEMENT.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that may come before the Annual Meeting, other than the Proposals as described above. If any other matters properly come before the Annual Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy Card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                            ADDITIONAL INFORMATION

Investment Advisor

    Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 acts as the Funds' Investment Advisor. Richard S. Strong controls Strong due to his stock ownership of Strong, which he holds both individually and through family trusts. Mr. Strong is the Chairman, Chief Investment Officer and a Director of Strong; Richard T. Weiss is a Director of Strong; David A. Braaten, Anthony J. D'Amato, Bradley C. Tank and Thomas M. Zoeller serve in the Office of the Chief Executive and are Executive Vice Presidents of Strong; Mr. Zoeller is also the Chief Financial Officer of Strong; Elizabeth N. Cohernour is an Executive Vice President of Strong and Strong's General Counsel, Secretary and Chief Compliance Officer; Cathleen A. Ebacher is an Assistant Executive Vice President, Senior Counsel and Assistant Secretary of Strong; Susan A. Hollister, Robert G. Uecker, Jr., and Constance R. Wick are each an Assistant Executive Vice President, Associate Counsel and Assistant Secretary of Strong; Joseph J. Rhiel is the Chief Information Officer; Wallace L. Head and Dennis A. Wallestad is an Assistant Executive Vice President; John W. Widmer is the Treasurer of Strong. The mailing address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201.

Investment Subadvisor

    Sloate, Weisman, 230 Park Avenue, 7th Floor, New York, NY 10169, acts as the Strong Value Fund's subadvisor. Laura J. Sloate controls Sloate, Weisman due to her stock ownership of Sloate, Weisman. Ms. Sloate is Director, Chairman of the Board, Chief Executive Officer, President and Treasurer of Sloate, Weisman. Donna M. Leone is Director, Chief Operating Officer and Secretary of Sloate, Weisman. The mailing address of both of the above persons is 230 Park Avenue, 7th Floor, New York, NY 10169.

Administrator

    Strong also serves as each Fund's administrator, either pursuant to a separate administration agreement, shareholder servicing (personal services) agreement, or the advisory agreement.

Distributor and Principal Underwriter

    Strong Investments, Inc. (the "Distributor"), located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, serves as each Fund's distributor. The Distributor is a direct subsidiary of Strong and is controlled by Strong and Mr. Strong.

Affiliated Brokers

    The Board of Directors has authorized W.H. Reaves & Co., Inc. ("Reaves"), the subadvisor for the Strong American Utilities Fund, and a member of the New York Stock Exchange, to act as an affiliated broker to the Funds subject to procedures set forth in Rule 17e-1 under the 1940 Act. As such, in order for Reaves to effect any portfolio transactions for a Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow Reaves to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the fiscal year ended October 31, 2000, the Strong American Utilities Fund paid Reaves $673,402 in commissions, which represented 99.97% of the Fund's aggregate brokerage commissions. In 2000, the American Utilities Fund changed its fiscal year end to December 31. For the two-month fiscal period ended December 31, 2000, the Strong American Utilities Fund paid Reaves $77,334 in commissions, which represented 100% of the Fund's aggregate brokerage commissions.

    The Board of Directors has authorized SWM Securities, Inc. ("SWM"), which is an affiliated company of Sloate, Weisman, Murray & Company, Inc., the subadvisor for the Strong Value Fund, and a member of the New York Stock Exchange, to act as an affiliated broker to the Funds subject to procedures set forth in Rule 17e-1 under the 1940 Act. As such, in order for SWM to effect any portfolio transactions for a Fund on an exchange, the commissions, fees or other remuneration received by SWM must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow SWM to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the fiscal year ended December 31, 2000, the Strong Value Fund paid SWM $7,893 in commissions, which represented 3.81% of the Fund's aggregate brokerage commissions.

Independent Public Accountants

    PricewaterhouseCoopers LLP serves as independent public accountants for each Fund, except the Strong Index 500 Fund. PricewaterhouseCoopers LLP has informed the Funds that it has no material direct or indirect financial interest in the Funds. A representative of PricewaterhouseCoopers LLP is expected to be available at the Annual Meeting, should questions arise.

    KPMG LLP serves as independent public accountants for the Strong Index 500 Fund. KPMG LLP has informed the Funds that it has no material direct or indirect financial interest in the Funds. Representatives of KPMG LLP are expected to be available by telephone at the Annual Meeting, should questions arise.

    Share Ownership. The following table sets forth information regarding the beneficial ownership of each Fund's outstanding shares as of the Record Date by the directors and officers of each Fund as a group.

                                                          Number of
Fund                                           Class     Shares(/1/) Percentage
----                                       ------------- ----------- ----------
Strong Advantage Fund                        Investor       412,121     0.17%
Strong Advantage Fund                      Institutional    206,026     0.42%
Strong Advisor Aggressive High-Yield Bond
  Fund                                           A          104,945    32.10%
Strong Advisor Aggressive High-Yield Bond
  Fund                                           B           25,978    26.36%
Strong Advisor Aggressive High-Yield Bond
  Fund                                           C           25,979    31.71%
Strong Advisor Aggressive High-Yield Bond
  Fund                                           L           26,012    83.28%
Strong Advisor Bond Fund                         B            9,721     3.55%
Strong Advisor Bond Fund                         L            9,735    34.43%
Strong Advisor Bond Fund                         Z              977     0.02%
Strong Advisor Common Stock Fund                 B            5,296     2.95%
Strong Advisor Common Stock Fund                 C            5,296     2.38%
Strong Advisor Common Stock Fund                 L            5,297    43.44%
Strong Advisor Common Stock Fund                 Z        4,420,999     5.10%
Strong Advisor Endeavor 20 Fund                  A           10,554    17.57%
Strong Advisor Endeavor 20 Fund                  B           10,000    33.66%
Strong Advisor Endeavor 20 Fund                  C           10,000    46.40%
Strong Advisor Endeavor 20 Fund                  L           10,000      100%
Strong Advisor Focus Fund                        A           38,409     5.40%
Strong Advisor Focus Fund                        B           10,000     5.13%
Strong Advisor Focus Fund                        C           10,000    11.32%
Strong Advisor Focus Fund                        L           10,000    38.41%
Strong Advisor Mid Cap Growth Fund               B            5,647     5.65%

                                                        Number of
Fund                                         Class     Shares(/1/) Percentage
----                                     ------------- ----------- ----------
Strong Advisor Mid Cap Growth Fund             C            5,647    12.38%
Strong Advisor Mid Cap Growth Fund             L            5,647    69.89%
Strong Advisor Mid Cap Growth Fund             Z           12,183     0.13%
Strong Advisor Short Duration Bond Fund        A           10,152     3.94%
Strong Advisor Short Duration Bond Fund        B           10,113     7.31%
Strong Advisor Short Duration Bond Fund        C           10,116    16.64%
Strong Advisor Short Duration Bond Fund        L           10,118    61.12%
Strong Advisor Short Duration Bond Fund        Z              596     0.01%
Strong Advisor Small Cap Value Fund            L            6,510    27.82%
Strong Advisor Small Cap Value Fund            Z        2,581,949    11.88%
Strong Advisor Technology Fund                 A           10,000    16.86%
Strong Advisor Technology Fund                 B           10,000    54.03%
Strong Advisor Technology Fund                 C           10,000    21.41%
Strong Advisor Technology Fund                 L           10,000      100%
Strong Advisor U.S. Value Fund                 A            5,008     8.12%
Strong Advisor U.S. Value Fund                 B            5,005     9.40%
Strong Advisor U.S. Value Fund                 C            5,005    27.93%
Strong Advisor U.S. Value Fund                 L            5,005    70.68%
Strong Advisor U.S. Value Fund                 Z        5,738,339    52.40%
Strong Aggressive Portfolio                Investor         4,838     0.21%
Strong American Utilities Fund             Investor         9,774     0.06%
Strong Asia Pacific Fund                   Investor         3,925     0.06%
Strong Balanced Fund                       Investor        11,083     0.07%
Strong Balanced Stock Fund                 Investor        10,263     2.22%
Strong Blue Chip Fund                      Investor     3,134,695    10.70%
Strong Conservative Portfolio              Investor        20,068     1.05%
Strong Corporate Bond Fund                 Investor     3,210,064     3.08%
Strong Dow 30 Value Fund                   Investor         1,657     0.02%
Strong Endeavor Fund                       Investor        50,871    16.57%
Strong Energy Fund                         Investor         3,144     0.21%
Strong Enterprise Fund                     Investor       102,973     0.56%
Strong Foreign MajorMarkets SM Fund        Investor       108,785    27.95%
Strong Government Securities Fund          Investor         6,508     0.01%
Strong Growth Fund                         Investor        50,168     0.04%
Strong Growth 20 Fund                      Investor       856,815     3.04%
Strong Growth and Income Fund              Investor     2,409,214     5.41%
Strong Heritage Money Fund                 Investor     8,703,290     0.62%
Strong Heritage Money Fund               Institutional    653,979     0.11%
Strong High-Yield Bond Fund                Investor     4,332,236     3.94%
Strong High-Yield Municipal Bond Fund      Investor       367,665     0.94%
Strong High-Yield Municipal Bond Fund       Advisor         1,682     5.45%
Strong Index 500 Fund                      Investor         1,574     0.01%
Strong International Stock Fund            Investor         5,681     0.07%
Strong Internet Fund                       Investor        71,778     0.78%

                                                  Number of
Fund                                     Class   Shares(/1/) Percentage
----                                    -------- ----------- ----------
Strong Investors Money Fund             Investor    186,989     0.03%
Strong Large Cap Core Fund              Investor     54,394    11.27%
Strong Large Cap Growth Fund            Investor     15,317     0.03%
Strong Mid Cap Disciplined Fund         Investor  1,132,375    38.05%
Strong Moderate Portfolio               Investor      3,300     0.06%
Strong Money Market Fund                Investor  1,143,156     0.05%
Strong Municipal Advantage Fund         Investor     32,795     0.02%
Strong Municipal Bond Fund              Investor    447,059     1.58%
Strong Municipal Bond Fund              Advisor       1,736    12.62%
Strong Municipal Money Market Fund      Investor  1,566,190     0.05%
Strong Opportunity Fund                 Investor     67,461     0.08%
Strong Overseas Fund                    Investor     23,628     0.93%
Strong Short-Term Bond Fund             Investor  6,164,047     4.70%
Strong Short-Term High Yield Bond Fund  Investor  2,435,719     6.49%
Strong Short-Term High Yield
  Municipal Fund                        Advisor       1,558      100%
Strong Short-Term High Yield
  Municipal Fund                        Investor    180,517     1.28%
Strong Short-Term Municipal Bond Fund   Investor    839,957     2.33%
Strong Technology 100 Fund              Investor    140,817     0.46%
Strong U.S. Emerging Growth Fund        Investor     20,676     0.36%
Strong Wisconsin Tax-Free Fund          Investor     38,338     9.27%

-----------
(/1/)Full shares of the Fund owned beneficially as of May 11, 2001.

    The following table sets forth information regarding the beneficial ownership of each Fund's outstanding shares as of the Record Date by persons who are known by the Funds to beneficially own more than 5% of a Fund's outstanding shares.

                              Fund--Class of       Number of  Percentage
Name and Address of Owner     Share               Shares(/1/) Ownership
-------------------------     --------------      ----------- ----------
Charles Schwab & Co. Inc.     Strong Advantage    59,591,864    24.84%
101 Montgomery St.            Fund--
San Francisco, CA 94104-4122  Investor Class
("Schwab")

Schwab                        Strong Advantage     3,262,101    93.27%
                              Fund--
                              Advisor Class

Dean V. White                 Strong Advantage    13,779,768    28.24%
1000 E 80th Pl., Ste. 700N    Fund--
Merrillville, IN 46410-5608   Institutional Class
("Dean V. White")

Schwab                        Strong Advantage     5,395,274    11.06%
                              Fund--
                              Institutional Class

                                Fund--Class of       Number of  Percentage
Name and Address of Owner       Share               Shares(/1/) Ownership
-------------------------       --------------      ----------- ----------
McData Corp                     Strong Advantage     3,124,162     6.40%
310 Interlocken Pkwy            Fund--
Broomfield, CO 80021-3424       Institutional Class

Bankers Trust Co.               Strong Advantage     2,881,942     5.91%
FBO 2434472424                  Fund--
Church Street Station           Institutional Class
P.O. Box 9005
New York, NY 10008

David C. Bohnett Trust          Strong Advantage     2,515,091     5.15%
David C. Bohnett Living Trust   Fund--
2049 Century Park E. Ste 2151   Institutional Class
Los Angeles, CA 90067-3101

Strong Investments Inc.         Strong Advisor         104,493    31.96%
100 Heritage Reserve            Aggressive High-
Menomonee Falls, WI 53051-4400  Yield Bond Fund--
("Strong Investments")          Class A

Schwab                          Strong Advisor          46,915    14.35%
                                Aggressive High-
                                Yield Bond Fund--
                                Class A

U.S. Clearing Corp.             Strong Advisor          21,920     6.70%
FBO 717-42921-15                Aggressive High-
26 Broadway                     Yield Bond Fund--
New York, NY 10004-1799         Class A
("U.S. Clearing")

U.S. Clearing                   Strong Advisor          20,300     6.21%
FBO 718-00406-15                Aggressive High-
                                Yield Bond Fund--
                                Class A

Strong Investments              Strong Advisor          25,978    26.36%
                                Aggressive High-
                                Yield Bond Fund--
                                Class B

American Enterprise Investment  Strong Advisor           8,388     8.51%
FBO 177130581                   Aggressive High-
P.O. Box 9446                   Yield Bond Fund--
Minneapolis, MN 55440           Class B
("American Enterprise")

Merrill Lynch Pierce Fenner &   Strong Advisor           5,320     5.40%
Smith Inc.                      Aggressive High-
Merrill Lynch Financial Data    Yield Bond Fund--
Services                        Class B
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484
("Merrill Lynch")

American Enterprise             Strong Advisor           5,083     5.16%
FBO 180358731                   Aggressive High-
                                Yield Bond Fund--
                                Class B

                                                          Number of  Percentage
Name and Address of Owner    Fund--Class of Share        Shares(/1/) Ownership
-------------------------    --------------------        ----------- ----------
Strong Investments Inc.      Strong Advisor Aggressive      25,979     31.71%
                             High-Yield Bond Fund--Class
                             C

Merrill Lynch                Strong Advisor Aggressive      13,959     17.04%
                             High-Yield Bond Fund--
                              Class C

Legg Mason Wood Walker Inc.  Strong Advisor Aggressive       5,177      6.32%
328-73296-13                 High-Yield Bond Fund--Class
P.O. Box 1476                C
Baltimore, VA 21202

American Enterprise          Strong Advisor Aggressive       4,805      5.87%
FBO 181165581                High-Yield Bond Fund--Class
                             C

Raymond James & Associates   Strong Advisor Aggressive       4,732      5.76%
Inc.                         High-Yield Bond Fund--Class
FBO Duke G Burnett &         C
Barbara
Sue Burnett Community
Property
201 N. Panama St.
Madisonville, TX 77864

Strong Investments           Strong Advisor Aggressive      26,012     83.28%
                             High-Yield Bond Fund--Class
                             L

American Enterprise          Strong Advisor Aggressive       4,746     15.20%
FBO 170706321                High-Yield Bond Fund--Class
                             L

Schwab                       Strong Advisor Bond Fund--    421,413     50.37%
                             Class A

First Clearing Corporation   Strong Advisor Bond Fund--     92,316     11.03%
A/C 2513-9485                Class A
Desert Schools Self
Insurance Program
2355 Crenshaw Blvd., Ste.
200
Glen Allen, VA 23060

First Clearing Corporation   Strong Advisor Bond Fund--     72,820      8.70%
A/C 8099-6401                Class A
Self Insurance Risk Mgn.
Auth.
21515 Redview Drive
Santa Clarita, CA 91350-
2947

Merrill Lynch                Strong Advisor Bond Fund --    60,916      7.28%
                             Class A

First Clearing Corporation   Strong Advisor Bond Fund--     52,086      6.23%
A/C 6968-5598                Class A
Riverside Schools Ins.
Auth.
2355 Crenshaw Blvd #200
Torrance, CA 90501-3329

Merrill Lynch                Strong Advisor Bond Fund--     47,201     17.22%
                             Class B

                                                         Number of  Percentage
Name and Address of Owner    Fund--Class of Share       Shares(/1/) Ownership
-------------------------    --------------------       ----------- ----------
Merrill Lynch                Strong Advisor Bond Fund--    123,475    32.12%
                             Class C

LPL Financial Services       Strong Advisor Bond Fund--     21,151     5.50%
A/C 4021-0449                Class C
9785 Towne Centre Dr.
San Diego, CA 92121-1968
("LPL")

Strong Investments           Strong Advisor Bond Fund--      9,735    34.43%
                             Class L

U.S. Clearing Corp.          Strong Advisor Bond Fund--      8,072    28.54%
FBO 155-03261-13             Class L

American Enterprise          Strong Advisor Bond Fund--      4,208    14.88%
FBO 161969251                Class L

American Enterprise          Strong Advisor Bond Fund--      3,551    12.56%
FBO 179258921                Class L

First Clearing Corporation   Strong Advisor Bond Fund--      2,712     9.59%
A/C 8783-3964                Class L
William E. Wilson IRA
FCC as Custodian
731 Fox Hollow Way
Vacaville, CA 95687-7424

Schwab                       Strong Advisor Bond Fund--  2,477,683    37.37%
                             Class Z

Emre & Co.                   Strong Advisor Bond Fund--  1,556,234    23.47%
FBO Strong Retirement        Class Z
Omnibus
c/o Strong Capital
Management
P.O. Box 1408
Milwaukee, WI 53201-1408
("Emre")

New York Life Trust Co.      Strong Advisor Bond Fund--  1,092,000    16.47%
260 Cherry Hill Rd., FL. 4   Class Z
Parsippany, NJ 07054-1108

Schwab                       Strong Advisor Bond Fund-- 11,275,258    40.37%
                             Institutional Class

Skywest, Inc.                Strong Advisor Bond Fund--  5,397,530    19.32%
444 S. River Rd.             Institutional Class
Saint George, UT 84790-2085

INEW Local 117               Strong Advisor Bond Fund--  3,135,207    11.22%
6525 Centurion Dr.           Institutional Class
Lansing, MI 48917-9295

National Financial Services  Strong Advisor Bond Fund--  1,582,277     5.67%
Corp.                        Institutional Class
One World Financial Center
200 Liberty Dr.
New York, NY 10281-1003

                              Fund--Class of       Number of  Percentage
Name and Address of Owner     Share               Shares(/1/) Ownership
-------------------------     --------------      ----------- ----------
Schwab                        Strong Advisor         112,779    27.95%
                              Common Stock Fund--
                              Class A

Donaldson Lufkin Jenrette     Strong Advisor          76,664    19.00%
Securities Corporation Inc.   Common Stock Fund--
P.O. Box 2052                 Class A
Jersey City, NJ 07303-9998
("Donaldson Lufkin")

Nationwide Insurance Company  Strong Advisor          63,959    15.85%
FBO QPVA                      Common Stock Fund--
P.O. Box 182029               Class A
Columbus, OH 43218-2029
("Nationwide")

Merrill Lynch                 Strong Advisor          24,312     6.02%
                              Common Stock Fund--
                              Class A

Merrill Lynch                 Strong Advisor          29,621    16.52%
                              Common Stock Fund--
                              Class B

Merrill Lynch                 Strong Advisor         114,967    51.60%
                              Common Stock--Class
                              C

Strong Investments            Strong Advisor           5,297    43.44%
                              Common Stock Fund--
                              Class L

LPL                           Strong Advisor           2,550    20.91%
A/C 1000-0002                 Common Stock Fund--
                              Class L

Donaldson Lufkin              Strong Advisor           1,001     8.21%
                              Common Stock Fund--
                              Class L

Donaldson Lufkin              Strong Advisor             781     6.40%
                              Common Stock Fund--
                              Class L

Emre                          Strong Advisor       7,452,743     8.62%
                              Common Stock Fund--
                              Class Z

Mitra & Co.                   Strong Advisor       5,195,195     6.01%
Attn: Exp Mutual Funds TR14   Common Stock Fund--
1000 N. Water Street          Class Z
Milwaukee, WI 53202-6648

Schwab                        Strong Advisor       4,902,041     5.67%
                              Common Stock Fund--
                              Class Z

Strong Investments            Strong Advisor       4,355,499     5.04%
                              Common Stock Fund--
                              Class Z

Merrill Lynch                 Strong Advisor          27,467    45.72%
                              Endeavor 20 Fund--
                              Class A

Strong Investments            Strong Advisor          10,000    16.64%
                              Endeavor 20 Fund--
                              Class A

NFSC FEBO #0MF--653063        Strong Advisor           4,270     7.11%
Iris J. Anderson              Endeavor 20 Fund--
312 Sheridan Drive            Class A
West Bend, WI 53095

                              Fund--Class of       Number of  Percentage
Name and Address of Owner     Share               Shares(/1/) Ownership
-------------------------     --------------      ----------- ----------
Merrill Lynch                 Strong Advisor         15,169     51.06%
                              Endeavor 20 Fund--
                              Class B

Strong Investments            Strong Advisor         10,000     33.66%
                              Endeavor 20 Fund--
                              Class B

First Clearing Corporation    Strong Advisor          2,670      9.09%
A/C 6671-8787                 Endeavor 20 Fund--
FUNB Collateral Account FBO   Class B
Joseph Pure Revocable Trust
145-80 Seventh Avenue
Whitestone, NY 11357-1619

Strong Investments            Strong Advisor         10,000     46.40%
                              Endeavor 20--Class
                              C

Merrill Lynch                 Strong Advisor          5,731     26.59%
                              Endeavor 20--Class
                              C

A.G. Edwards & Sons Inc. C/F  Strong Advisor          4,396     20.40%
Margaret Joyce                Endeavor 20--Class
Farrell IRA Account           C
352 Pine Run Drive
Osprey, FL 34229-
9539

Strong Investments            Strong Advisor         10,000    100.00%
                              Endeavor 20 Fund--
                              Class L

Schwab                        Strong Advisor        556,038     78.22%
                              Focus
                              Fund--Class A

Strong Investments            Strong Advisor         38,409      5.40%
                              Focus
                              Fund--Class A

Merrill Lynch                 Strong Advisor         37,946     19.45%
                              Focus
                              Fund--Class B

American Enterprise           Strong Advisor         12,674      6.50%
FBO 178729611                 Focus
                              Fund--Class B

Strong Investments            Strong Advisor         10,000      5.13%
                              Focus
                              Fund--Class B

Strong Investments            Strong Advisor         10,000     11.32%
                              Focus
                              Fund--Class C

Merrill Lynch                 Strong Advisor          8,823      9.99%
                              Focus
                              Fund--Class C

American Enterprise           Strong Advisor          4,895      5.54%
FBO 175863971                 Focus Fund--Class C

American Enterprise           Strong Advisor          4,461      5.05%
FBO 1782499621                Focus Fund--Class C

Strong Investments Inc.       Strong Advisor         10,000     38.41%
                              Focus Fund--Class L

                               Fund--Class of       Number of  Percentage
Name and Address of Owner      Share               Shares(/1/) Ownership
-------------------------      --------------      ----------- ----------
American Enterprise            Strong Advisor           4,999    19.20%
FBO 564643241                  Focus Fund--Class L

American Enterprise            Strong Advisor           3,903    14.99%
FBO 137024361                  Focus Fund--Class L

American Enterprise            Strong Advisor           2,811    10.80%
FBO 138007921                  Focus Fund--Class L

Schwab                         Strong Advisor Mid     181,271    68.95%
                               Cap Growth Fund--
                               Class A

Nationwide                     Strong Advisor Mid      18,957     7.21%
FBO QPVA                       Cap Growth Fund--
                               Class A

Strong Investments             Strong Advisor Mid       5,647     5.65%
                               Cap Growth Fund--
                               Class B

Merrill Lynch                  Strong Advisor Mid       8,146    17.87%
                               Cap Growth Fund--
                               Class C

Strong Investments             Strong Advisor Mid       5,647    12.38%
                               Cap Growth Fund--
                               Class C

Association Of Operating Room  Strong Advisor Mid       3,452     7.57%
Nurses Inc.                    Cap Growth Fund--
Main Account                   Class C
2170 S. Parker Rd., Ste. 300
Denver, Co. 80231-5732

U.S. Clearing                  Strong Advisor Mid       3,163     6.94%
FBO 717-90997-13               Cap Growth Fund--
                               Class C

Strong Investments             Strong Advisor Mid       5,647    69.89%
                               Cap Growth Fund--
                               Class L

Donaldson Lufkin               Strong Advisor Mid         966    11.96%
                               Cap Growth Fund--
                               Class L

American Enterprise            Strong Advisor Mid         637     7.89%
FBO 728247091                  Cap Growth Fund--
                               Class L

Donaldson Lufkin               Strong Advisor Mid         596     7.38%
                               Cap Growth Fund--
                               Class L

Schwab                         Strong Advisor Mid   1,898,551    20.80%
                               Cap Growth Fund--
                               Class Z

Emre                           Strong Advisor Mid     694,290     7.61%
                               Cap Growth Fund--
                               Class Z

U.S. Clearing                  Strong Advisor Mid     457,618     5.02%
FBO Customer Accounts          Cap Growth Fund--
                               Class Z


                                  Fund--Class of       Number of  Percentage
Name and Address of Owner         Share               Shares(/1/) Ownership
-------------------------         --------------      ----------- ----------
Schwab                            Strong Advisor        206,523     80.06%
                                  Short Duration Bond
                                  Fund--Class A

American Enterprise               Strong Advisor         14,509      5.63%
FBO 176937221                     Short Duration Bond
                                  Fund--Class A

Merrill Lynch                     Strong Advisor         16,149     11.67%
                                  Short Duration Bond
                                  Fund--Class B

American Enterprise               Strong Advisor         16,093     11.63%
FBO 174549921                     Short Duration Bond
                                  Fund--Class B

American Enterprise               Strong Advisor         10,940      7.90%
FBO 176364651                     Short Duration Bond
                                  Fund--Class B

American Enterprise               Strong Advisor         10,187      7.36%
FBO 175680981                     Short Duration Bond
                                  Fund--Class B

Strong Investments                Strong Advisor         10,113      7.31%
                                  Short Duration Bond
                                  Fund--Class B

American Enterprise               Strong Advisor         10,081      7.28%
FBO 178094191                     Short Duration Bond
                                  Fund--Class B

American Enterprise               Strong Advisor          9,945      7.18%
FBO 174898321                     Short Duration Bond
                                  Fund--Class B

Raymond James & Associates Inc.   Strong Advisor         28,012     46.07%
FBO Sherry Wingfield              Short Duration Bond
34500 Jackson Rd.                 Fund--Class C
Moreland Hills, OH 44022

Strong Investments                Strong Advisor         10,116     16.64%
                                  Short Duration Bond
                                  Fund--Class C

Donaldson Lufkin                  Strong Advisor          4,888      8.04%
                                  Short Duration Bond
                                  Fund--Class C

Strong Investments                Strong Advisor         10,118      6.12%
                                  Short Duration Bond
                                  Fund--Class L

Dain Rauscher Inc. FBO            Strong Advisor          2,415     14.59%
Helen R. Erickson                 Short Duration Bond
24295 Highway 87                  Fund--Class L
Custer, SD 57730

                               Fund--Class of       Number of  Percentage
Name and Address of Owner      Share               Shares(/1/) Ownership
-------------------------      --------------      ----------- ----------
American Enterprise            Strong Advisor           1,598     9.65%
FBO 178829111                  Short Duration Bond
                               Fund--Class L

Salomon Smith Barney, Inc.     Strong Advisor             969     5.85%
135402478                      Short Duration Bond
333 West 34th St.--3rd Floor   Fund--Class L
New York, NY 10001

Donaldson Lufkin               Strong Advisor             968     5.85%
                               Short Duration Bond
                               Fund--Class L

Schwab                         Strong Advisor       2,969,999    60.55%
                               Short Duration Bond
                               Fund--Class Z

Schwab                         Strong Advisor       2,135,513    66.38%
                               Small Cap Value
                               Fund--Class A

National Investor Services     Strong Advisor         189,496     5.89%
FBO 820-01055-11               Small Cap Value
55 Water St., FL 32            Fund--Class A
New York, NY 10041
("National Investor")

Merrill Lynch                  Strong Advisor          50,087     9.79%
                               Small Cap Value
                               Fund--Class B

Merrill Lynch                  Strong Advisor         154,333    43.62%
                               Small Cap Value
                               Fund--Class C

Strong Investments             Strong Advisor           6,510    27.82%
                               Small Cap Value
                               Fund--Class L

American Enterprise            Strong Advisor           1,558     6.66%
FBO 169698181                  Small Cap Value
                               Fund--Class L

American Enterprise            Strong Advisor           1,197     5.12%
FBO 152808861                  Small Cap Value
                               Fund--Class L

Schwab                         Strong Advisor       6,720,450    30.93%
                               Small Cap Value
                               Fund--Class Z

Strong Investments             Strong Advisor       2,474,126    11.39%
                               Small Cap Value
                               Fund--Class Z

Emre                           Strong Advisor       1,679,150     7.73%
                               Small Cap Value
                               Fund--Class Z

Northern Trust Company         Strong Advisor       1,324,288     6.10%
FBO Ericsson Savings Plan--DV  Small Cap Value
P.O. Box 92956                 Fund--Class Z
Chicago, IL 60675-2956

Merrill Lynch                  Strong Advisor          12,313    20.76%
                               Technology Fund--
                               Class A

                                Fund--Class of       Number of  Percentage
Name and Address of Owner       Share               Shares(/1/) Ownership
-------------------------       --------------      ----------- ----------
Strong Investments              Strong Advisor        10,000      16.86%
                                Technology Fund--
                                Class A

Bear Stearns Securities Corp.   Strong Advisor         8,772      14.79%
FBO 493-92750-14                Technology Fund--
1 Metrotech Center North        Class A
Brooklyn, NY 11201-3859

American Enterprise             Strong Advisor         3,347       5.64%
FBO 551988401                   Technology Fund--
                                Class A

Schwab                          Strong Advisor         3,062       5.16%
                                Technology Fund--
                                Class A

Strong Investments              Strong Advisor        10,000      54.03%
                                Technology Fund--
                                Class B

American Enterprise             Strong Advisor         2,602      14.06%
FBO 179127421                   Technology Fund--
                                Class B

American Enterprise             Strong Advisor         1,691       9.14%
FBO 176017581                   Technology Fund--
                                Class B

American Enterprise             Strong Advisor         1,496       8.08%
FBO 181500601                   Technology Fund--
                                Class B

Strong Investments              Strong Advisor        10,000      21.41%
                                Technology Fund--
                                Class C

Merrill Lynch                   Strong Advisor         7,866      16.84%
                                Technology Fund--
                                Class C

American Enterprise             Strong Advisor         3,506       7.51%
FBO 174471451                   Technology Fund--
                                Class C

Dain Rauscher Custodian         Strong Advisor         3,133       6.71%
David C. Peterson               Technology Fund--
Segregated Rollover/IRA         Class C
15405 Highland Lawns Ct.
Minnetonka, MN 55345

American Enterprise             Strong Advisor         3,041       6.51%
FBO 569626241                   Technology Fund--
                                Class C

American Enterprise             Strong Advisor         2,891       6.19%
FBO 180585601                   Technology Fund--
                                Class C

American Enterprise             Strong Advisor         2,878       6.16%
FBO 152057501                   Technology Fund--
                                Class C

American Enterprise             Strong Advisor         2,574       5.51%
FBO 136006221                   Technology Fund--
                                Class C

Strong Investments              Strong Advisor        10,000     100.00%
                                Technology Fund--
                                Class L

Schwab                          Strong Advisor U.S.   34,726      56.29%
                                Value Fund--Class A

Name and Address                                    Number of  Percentage
of Owner                  Fund--Class of Share     Shares(/1/) Ownership
----------------          --------------------     ----------- ----------
Strong Investments        Strong Advisor U.S.           5,008     8.12%
                          Value Fund--Class A

American Enterprise       Strong Advisor U.S.           3,521     5.71%
FBO 168910611             Value Fund--Class A

Strong Investments        Strong Advisor U.S.           5,005     9.40%
                          Value--Class B

Strong Investments        Strong Advisor U.S.           5,005    27.93%
                          Value Fund--Class C

Strong Investments        Strong Advisor U.S.           5,005    70.68%
                          Value Fund--Class L

Donaldson Lufkin          Strong Advisor U.S.             826    11.66%
                          Value Fund--Class L

American Enterprise       Strong Advisor U.S.             742    10.47%
FBO 175004481             Value Fund--Class L

Donaldson Lufkin          Strong Advisor U.S.             509    10.17%
                          Value Fund--Class L

Strong Investments        Strong Advisor U.S.       5,733,201    52.35%
                          Value Fund--Class Z

Schwab                    Strong Advisor U.S.         681,675     6.22%
                          Value Fund--Class Z

                          Strong Aggressive         1,033,237    44.88%
Emre                      Portfolio

                          Strong American           7,037,109    42.19%
Schwab                    Utilities Fund

Schwab                    Strong Asia Pacific Fund  1,268,563    19.42%

Union Bank of California  Strong Asia Pacific Fund    382,395     5.85%
FBO Sheinberg Trust
A/C 20013071001
P.O Box 85484
San Diego, CA 92186-5484

Emre                      Strong Balanced Fund      3,669,098    21.76%

                          Strong Balanced Stock        36,306     7.84%
U.S. Clearing             Fund

                          Strong Balanced Stock        32,545     7.03%
Schwab                    Fund

Schwab                    Strong Blue Chip Fund--   4,083,608    13.94%
                          Investor Class

Strong Investments        Strong Blue Chip Fund--   3,114,591    10.63%
                          Investor Class

Schwab                    Strong Blue Chip Fund--     434,331    99.79%
                          Advisor Class

                                                          Number of  Percentage
Name and Address of Owner  Fund--Class of Share          Shares(/1/) Ownership
-------------------------  --------------------          ----------- ----------
Emre                       Strong Conservative Portfolio  1,192,541    62.50%

Schwab                     Strong Corporate Bond         22,997,331    22.09%
                           Fund--Investor Class

Merrill Lynch              Strong Corporate Bond         16,779,929    16.12%
                           Fund--Investor Class

Schwab                     Strong Corporate Bond            836,594    63.55%
                           Fund--Advisor Class

Security Trust Company     Strong Corporate Bond            423,751    32.19%
Trustee                    Fund--Advisor Class
FBO Paracelsus Healthcare
Retirement Savings Plan
2390 E. Camelback Rd,
Ste. 240
Phoenix, AZ 85016-3434

Schwab                     Strong Corporate Bond            891,203    62.45%
                           Fund--Institutional Class

Susan J. Kalush and        Strong Corporate Bond            146,445    10.26%
Samuel L. Kalush TR        Fund--Institutional Class
Susan J Kalush Revocable
Trust
U/A DTD 02/19/86
7426 Weeping Willow Blvd.
Sarasota, FL 34241-6417

National Investor          Strong Corporate Bond            124,684     8.74%
Special Custody Account    Fund--Institutional Class
for
Exclusive Benefit of
Customers

CLS Advisor One Funds      Strong Corporate Bond             78,290     5.49%
Clermont Fund              Fund--Institutional Class
14747 California St.
Omaha, NE 68154-1952

Nationwide                 Strong Discovery Fund II       9,752,704    86.46%
Variable Account II

Nationwide                 Strong Discovery Fund II         594,862     5.27%
VLI Separate Account II

Schwab                     Strong Dow 30 Value Fund       3,979,824    42.99%

U.S. Clearing              Strong Endeavor Fund              74,930    24.40%

Strong Investments         Strong Endeavor Fund              50,000    16.29%

U.S. Clearing              Strong Energy Fund               130,658     8.70%

Schwab                     Strong Energy Fund               114,318     7.61%

                                Fund--Class of         Number of  Percentage
Name and Address of Owner       Share                 Shares(/1/) Ownership
-------------------------       --------------         ---------- ----------
Emre                            Strong Energy Fund        91,559     6.10%

Charles B. Levinson & Sara M.   Strong Energy Fund        80,206     5.34%
Levinson Community Property
14044 W. Rico Dr.
Sun City West, AZ 85375-2801

Schwab                          Strong Enterprise      2,694,122    14.61%
                                Fund--Investor
                                Class

U.S. Clearing                   Strong Enterprise      1,087,761     5.90%
                                Fund--Investor
                                Class

Schwab                          Strong Enterprise         30,216    93.91%
                                Fund--Advisor Class

Strong Investments              Strong Foreign           108,149    27.78%
                                MajorMarkets/SM/ Fund

Strong Aggressive Portfolio     Strong Foreign            81,653    20.98%
Oregon College Savings Program  MajorMarkets/SM/ Fund
100 Heritage Reserve
Menomonee Falls, WI 53051-4400

Schwab                          Strong Government     32,434,709    24.28%
                                Securities Fund--
                                Investor Class

Schwab                          Strong Government     11,863,370     8.88%
                                Securities Fund--
                                Investor Class

Prudential Securities Inc.      Strong Government      7,856,657     5.88%
PC 222347336                    Securities Fund--
1 New York Plaza                Investor Class
New York, NY 10004-1901

Schwab                          Strong Government        274,702    95.77%
                                Securities Fund--
                                Advisor Class

Schwab                          Strong Government      1,110,709    24.86%
                                Securities Fund--
                                Institutional Class

First American Trust Co.        Strong Government      1,043,181    23.35%
TR FBO Omnibus                  Securities Fund--
421 N. Main St.                 Institutional Class
Santa Ana, CA 92701-4617

Exeter Trust Co.                Strong Government        554,944    12.42%
P.O Box 41178                   Securities Fund--
Rochester, NY 14604-4278        Institutional Class

                                                       Number of  Percentage
Name and Address of Owner    Fund--Class of Share     Shares(/1/) Ownership
-------------------------    --------------------     ----------- ----------
Ripon College                Strong Government           408,994     9.16%
300 Seward Street            Securities Fund--
P.O. Box 248                 Institutional Class
Ripon, WI 54971-0248

PFF Bank & Trust             Strong Government           341,319     7.64%
Trust & Investment Services  Securities Fund--
393 W. Foothill Blvd., FL 2  Institutional Class
Claremont, CA 91711-2758

Saxon & Co.                  Strong Government           233,012     5.22%
FBO Rehab Institute          Securities Fund--
A/C 10-01-002-1043360        Institutional Class
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

Schwab                       Strong Growth Fund--     19,195,405    15.53%
                             Investor Class
Emre                         Strong Growth Fund--      7,304,719     5.91%
                             Investor Class
Schwab                       Strong Growth Fund--        381,440    74.71%
                             Advisor Class
Safeco Services Corp.        Strong Growth Fund--         73,694    14.43%
P.O. Box 34443               Advisor Class
Seattle, WA 98124-1443
Carn & Co. 940519010         Strong Growth Fund--         43,734     8.57%
Slant/Fin Corp Employees     Advisor Class
Savings Plan
Attn: Star Group
P.O. Box 96211
Washington, DC 20090-6211

Trust Company of Illinois    Strong Growth Fund--        398,137    48.44%
45 S. Park Blvd., Ste 300    Institutional Class
Glen Ellyn, IL 60137-6282

Schwab                       Strong Growth Fund--        210,787    25.65%
                             Institutional Class
Mead Witter Foundation Inc.  Strong Growth Fund--        138,352    16.83%
P.O. Box 39                  Institutional Class
Wisconsin Rapids, WI
54495-0039
Schwab                       Strong Growth 20 Fund--   7,726,356    27.44%
                             Investor Class

 Schwab                      Strong Growth 20 Fund--     488,846    91.43%
                             Advisor Class

Schwab                       Strong Growth and Income  8,175,778    18.36%
                             Fund-- Investor Class

Emre                         Strong Growth and Income  4,899,835    11.00%
                             Fund-- Investor Class

                                                        Number of  Percentage
Name and Address of Owner       Fund--Class of Share   Shares(/1/) Ownership
-------------------------       --------------------   ----------- ----------
Strong Investments              Strong Growth and        2,401,165    5.39%
                                Income Fund--
                                Investor Class

Schwab                          Strong Growth and          315,029   61.43%
                                Income Fund--
                                Advisor Class

Master Account                  Strong Growth and          187,840   36.63%
FBO Participation               Income Fund--
Kemflex Plans                   Advisor Class
c/o Kemper Service Company
811 Main St. # Dept.
Kansas City, MO 64105-20005

Chase Manhattan Bank            Strong Growth and          952,924   93.05%
Trustee for Milbank, Tweed,     Income Fund--
Hadley & McCloy                 Institutional Class
Master Trust
3 Chase Metro Tech Center
Brooklyn, NY 11245

U.S. Clearing                   Strong Heritage Money  106,197,926    7.51%
                                Fund--Investor Class

Wexford Clearing Services       Strong Heritage Money    1,500,000   16.92%
FAO Baptist Genera              Fund--Advisor Class
1 Conference Cornerstone Fund
Attn: Paul Kruit
1 New York Plaza
New York, NY 10004-1901

Bear Stearns Securities Corp.   Strong Heritage Money   80,352,439   13.66%
FBO 103-21050-15                Fund--Institutional
1 Metrotech Center  North       Class
Brooklyn, NY 11201-385
("Bear Stearns")

Monroe & Co.                    Strong Heritage Money   60,000,000   10.20%
FAO Chiuni A-1 Construction     Fund--Institutional
P.O. Box 160                    Class
Westerville, OH 43086-0160

GATX Rail Corporation           Strong Heritage Money   51,700,000    8.79%
500 W. Monroe St.               Fund--Institutional
Chicago, IL 60661-3630          Class

Bear Stearns                    Strong Heritage Money   50,506,418    8.59%
FBO 103-21051-22                Fund--Institutional
                                Class

Kent Electronics Corporation    Strong Heritage Money   50,335,838    8.56%
7433 Harwin Dr.                 Fund--Institutional
                                Class
Houston, TX 77036-2007

                                                           Number of  Percentage
Name and Address of Owner      Fund--Class of Share       Shares(/1/) Ownership
-------------------------      --------------------       ----------- ----------
Jeffrey Skoll TR               Strong Heritage Money      35,032,359     5.96%
Jeffrey S. Skoll Revocable     Fund--Institutional Class
Trust U/A DTD 8/20/99
27040 Old Trace Ln.
Los Altos Hills, CA 94022-
1977

Strong Opportunity Fund  Inc.  Strong Heritage Money      30,000,000     5.10%
Institutional Cash Management  Fund--Institutional Class
Group
P.O. Box 782
Milwaukee, WI 53201-0782

Schwab                         Strong High-Yield Bond     30,364,478    27.61%
                               Fund--Investor Class

Merrill Lynch                  Strong High-Yield Bond     10,393,854     9.45%
                               Fund--Investor Class

Schwab                         Strong High-Yield Bond        849,878    92.06%
                               Fund--Advisor Class

Schwab                         Strong High-Yield           6,939,107    17.71%
                               Municipal
                               Bond Fund--Investor Class

Schwab                         Strong High-Yield              29,169    94.55%
                               Municipal Bond Fund--
                               Advisor Class

Strong Capital Management,     Strong High-Yield               1,682     5.45%
Inc.                           Municipal Bond Fund--
100 Heritage Reserve           Advisor Class
Menomonee Falls, WI 53051-
4400
("Strong Capital")

Emre                           Strong Index 500 Fund       4,790,356    35.33%

Emre                           Strong International        1,296,471    15.26%
                               Stock Fund

Schwab                         Strong International          804,299     9.47%
                               Stock Fund

Nationwide                     Strong International Stock  3,737,203    83.69%
Variable Account II            Fund II

Nationwide                     Strong International Stock    313,476     7.02%
VLI Separate Account II        Fund II

U.S. Clearing                  Strong Internet Fund          663,488     7.16%

Schwab                         Strong Internet Fund          591,924     6.39%

Strong Investments             Strong Large Cap Core Fund     53,288    11.04%

U.S. Clearing                  Strong Large Cap Core Fund     27,272     5.65%

Schwab                         Strong Large Cap Core Fund     27,272     5.65%

Charles F. Streich             Strong Large Cap Core Fund     25,054     5.19%
1423 W. Westport Circle
Mequon, WI 53092-5753

                                    Fund--Class of       Number of  Percentage
Name and Address of Owner           Share               Shares(/1/) Ownership
-------------------------           --------------      ----------- ----------
Emre                                Strong Large Cap      3,416,023    7.57%
                                    Growth Fund

Schwab                              Strong Large Cap      3,114,494    6.90%
                                    Growth Fund

Strong Investments                  Strong Mid Cap        1,074,220   36.09%
                                    Disciplined Fund

Schwab                              Strong Mid Cap          596,309   20.04%
                                    Disciplined Fund

Fidelity Investments Life           Strong Mid Cap       11,649,875   55.28%
Insurance Co.                       Growth Fund II
82 Devonshire St #R27A
Boston, MA 02109-3605
("Fidelity")

The Ohio National Life              Strong Mid Cap        2,452,878   11.64%
Insurance Co.                       Growth Fund II
1 Financial Way
Cincinnati, OH 45242-5851
("Ohio National")

Conseco Variable Insurance Co.      Strong Mid Cap        2,095,366    9.94%
11825 N. Pennsylvania St.           Growth Fund II
Carmel, IN 46032-4555

Empire Fidelity Investments         Strong Mid Cap        1,101,691    5.23%
Life Insurance Company              Growth Fund II
Devonshire St #R27A
Boston, MA 02109-3605

Emre                                Strong Moderate       3,821,782   73.30%
                                    Portfolio

U.S. Clearing                       Strong Money Market 196,168,908    9.40%
                                    Fund

Emre                                Strong Money Market 147,650,177    7.08%
                                    Fund

The Travelers Separate Account TM2  Strong Multi Cap      1,083,818   36.88%
For Variable Annuities              Value Fund II
Attn: Bob Iagrossi
1 Tower Sq. #5MS
Hartford, CT 06183-0001

Great West Life & Annuity           Strong Multi Cap      1,077,616   36.67%
Insurance Company                   Value Fund II
Unit Valuations 2T2
8515 E. Orchard Rd.
Englewood, CO 80111-5037

Ohio National                       Strong Multi Cap        428,475   14.58%
                                    Value Fund II

Schwab                              Strong Municipal     40,488,694   18.13%
                                    Advantage
                                    Fund--Investor
                                    Class

Schwab                              Strong Municipal        255,248  100.00%
                                    Advantage Fund--
                                    Advisor Class

                                                      Number of  Percentage
Name and Address of Owner       Fund--Class of Share Shares(/1/) Ownership
-------------------------       -------------------- ----------- ----------
Tellabs Operations Inc.         Strong Municipal     20,879,168    29.07%
1000 Reminton Blvd.             Advantage Fund--
Bolingbrook, IL 60440-4955      Institutional Class

Bankers Trust Co. Escrow Agent  Strong Municipal     10,609,581    14.77%
for Dow Corning U/A DTD 10/99   Advantage Fund--
4th Floor MS 50401              Institutional Class
4 Albany St.
New York, NY 10006-1502

Schwab                          Strong Municipal      6,021,336     8.38%
                                Advantage
                                Fund--Institutional
                                Class

Dean V. White                   Strong Municipal      3,945,877     5.49%
                                Advantage
                                Fund--Institutional
                                Class


BTCO as Escrow Agent            Strong Municipal      3,812,820     5.31%
for Dow Corning                 Advantage Fund--
U/A/ DTD 10/01/99               Institutional Class
4 Albany St.
New York, NY 10006-1502


Schwab                          Strong Municipal      2,781,892     9.80%
                                Bond
                                Fund--Investor Class

Schwab                          Strong Municipal         12,018    87.38%
                                Bond
                                Fund--Advisor Class


Strong Capital                  Strong Municipal          1,736    12.62%
Attn: Kevin Scott               Bond
100 Heritage Reserve            Fund--Advisor Class
Menomonee Falls, WI 53051-4400


Ernest C. Styberg               Strong Municipal        203,619    42.49%
6725 Brook Rd.                  Bond
Franksville, WI 53126-9305      Fund--
                                Institutional Class


Bernice M Styberg               Strong Municipal        158,063    32.98%
6725 Brook Rd.                  Bond
Franksville, WI 53126-9305      Fund--
                                Institutional Class


Firstar Bank NA CUST            Strong Municipal         84,202    17.57%
FBO Gerald O'Rourke             Bond
P.O. Box 1787                   Fund--
Milwaukee, WI 53201-1787        Institutional Class
("Firstar")


Firstar FBO James               Strong Municipal         33,315     6.95%
Curtes & Nancy Curtes JT WROS   Bond Fund--
                                Institutional Class


Schwab                          Strong Opportunity   17,232,233    19.68%
                                Fund--Investor Class


Schwab                          Strong Opportunity      554,096    64.44%
                                Fund--Advisor Class

                                                             Number of  Percentage
Name and Address of Owner      Fund--Class of Share         Shares(/1/) Ownership
-------------------------      --------------------         ----------- ----------
State Street Bank & Trust Co.  Strong Opportunity Fund--       155,723    18.11%
FBO ADP Daily Valuation 401K   Advisor Class
200 Newport Ave. Ext. #JQ7
North Quincy, MA 02171-2102

Muggs & Co.                    Strong Opportunity Fund--        55,613     6.47%
c/o Firstar Trust Company      Advisor Class
P.O. Box 1787
Milwaukee, WI 53201-1787

Nationwide                     Strong Opportunity Fund II   34,136,814    65.55%
Variable Account II

Fidelity                       Strong Opportunity Fund II    4,740,573     9.10%

Nationwide                     Strong Opportunity Fund II    3,625,368     6.96%
FBO NWVA-9

Schwab                         Strong Overseas Fund            335,888    13.17%

U.S. Clearing                  Strong Overseas Fund            164,435     6.45%

Schwab                         Strong Short-Term Bond       25,105,158    19.12%
                               Fund--Investor Class

Schwab                         Strong Short-Term Bond          236,666    96.65%
                               Fund--Advisor Class

First Union National Bank      Strong Short-Term Bond        1,502,586    25.32%
FBO FINOVA Executive Officers  Fund--Institutional Class
Acct. # 1090105781
1525 W. Wt. Harris Blvd.,
#1151
Charlotte, NC 28261-8522

Gene A. Salmon                 Strong Short-Term Bond          780,771    13.16%
DBA G-S Service Co.            Fund--Institutional Class
P.O. Box 308
Urbana, IL 61803-0308

Schwab                         Strong Short-Term Bond          734,164    12.37%
                               Fund--Institutional Class

Richard C. Sears &             Strong Short-Term Bond          624,097    10.52%
Deborah Marx                   Fund--Institutional Class
Sears JT TEN
P.O. Box 574
Palisades, NY 10964-0574

Muhlenberg College             Strong Short-Term Bond          388,906     6.55%
2400 W. Chew St.               Fund--Institutional Class
Allentown, PA 18104-5564

Schwab                         Strong Short-Term High Yield 15,695,638    41.80%
                               Bond Fund--Investor Class

                                                           Number of  Percentage
Name and Address of Owner      Fund--Class of Share       Shares(/1/) Ownership
-------------------------      --------------------       ----------- ----------
Strong Investments             Strong Short-Term High      2,435,089     6.49%
                               Yield Bond Fund--Investor
                               Class

Schwab                         Strong Short-Term High        804,393    98.24%
                               Yield Bond Fund--Advisor
                               Class

Dean V. White                  Strong Short-Term High      3,767,086    26.72%
                               Yield Municipal Fund--
                               Investor Class

Schwab                         Strong Short-Term High      1,640,136    11.64%
                               Yield Municipal Fund--
                               Investor Class

Strong Capital                 Strong Short-Term High          1,578   100.00%
                               Yield Municipal Fund--
                               Advisor Class

Schwab                         Strong Short-Term           5,829,557    16.15%
                               Municipal Bond Fund--
                               Investor Class

Strong Capital                 Strong Short-Term High          1,578   100.00%
                               Yield Municipal Fund
                               --Advisor Class

Skywest Inc.                   Strong Short-Term           4,333,914    12.01%
Attn: Mike Kraupp--VP of       Municipal
Finance/Controller             Bond Fund--Investor Class
444 S River Rd.
St. George, UT 84790-2085

Schwab                         Strong Short-Term              41,681   100.00%
                               Municipal
                               Bond Fund--Advisor Class
Schwab                         Strong Short-Term             192,314    45.12%
                               Municipal
                               Bond Fund--
                               Institutional Class

Kevin P. Scullion, Annette M.  Strong Short-Term             126,565    29.69%
Scullion & Margaret A. Murphy  Municipal
TR.                            Bond Fund--
Kevin P. Scullion Declaration  Institutional Class
of Trust
U/A DTD 10/29/86
386 Muskegon Ave.
Calumet City, IL 60409-2347

Raymond J. Murphy, Annette M.  Strong Short-Term             107,362    25.19%
Scullion & Kevin P. Scullion   Municipal
JT TEN                         Bond Fund--
386 Muskegon Ave.              Institutional Class
Calumet City, IL 60409-2347

U.S. Clearing                  Strong Tax-Free Money Fund 11,753,043    11.16%
Daryl A. Ferguson              Strong Tax-Free Money Fund  6,236,859     5.92%
1305 Barnwell Blf
Beaufort, SC 29902-4126

                                                             Number of  Percentage
Name and Address of Owner  Fund--Class of Share             Shares(/1/) Ownership
-------------------------  --------------------             ----------- ----------
Schwab                     Strong Technology 100 Fund        2,442,527     7.90%

U.S. Clearing              Strong Technology 100 Fund        2,357,173     7.63%

Schwab                     Strong U.S. Emerging Growth Fund    798,488    13.86%

U.S. Clearing              Strong U.S. Emerging Growth Fund    432,701     7.51%

Emre                       Strong U.S. Emerging Growth Fund    430,577     7.48%

Schwab                     Strong Value Fund                   542,133    11.47%

Joseph M. Jauquet TR       Strong Wisconsin Tax-Free Fund       62,082    15.01%
Joseph M. Jauquet
Revocable Living Trust
P.O. Box 1787
Milwaukee, WI 53201-1787

Daniel J. Czarnecki &      Strong Wisconsin Tax-Free Fund       49,988    12.09%
Mary C Czarnecki JT TEN
7220 Overlook Dr.
Greendale, WI 53129-2141
Strong Investments         Strong Wisconsin Tax-Free Fund       38,338     9.27%

John P. Hermann            Strong Wisconsin Tax-Free Fund       36,866     8.92%
& Katherine C. Hermann
TR
John P. Hermann
& Katherine C. Hermann
Living Trust of 1998
U/A DTD 12/01/98
1709 Plainwood Cir.
Sheboygan, WI 53081-7745

(/1/) Full shares of the Fund owned beneficially as of May 11, 2001.

                    FUTURE MEETINGS; SHAREHOLDER PROPOSALS

    Each Fund is generally not required to hold annual meetings of shareholders and each Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, each Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.

    A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.

                                       By Order of the Board of Directors,



                                       Elizabeth N. Cohernour
                                       Vice President and Secretary

Menomonee Falls, Wisconsin
May 30, 2001

                                    ANNEX A

                      FORM OF PROPOSED ADVISORY AGREEMENT

    THIS AGREEMENT is made and entered into on           , 20   , and as
amended and restated on this      day of          ,     , between STRONG
[          ], INC., a Wisconsin corporation (the "Corporation"), and STRONG
CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser");

                                  WITNESSETH

    WHEREAS, the Corporation is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Corporation is authorized to create separate series, each with its own separate investment portfolio; and

    WHEREAS, the Corporation desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Corporation listed in Schedule A attached hereto, and to manage each of their assets;

    NOW, THEREFORE, the Corporation and the Adviser do mutually agree and promise as follows:

    1. Employment. The Corporation hereby appoints Adviser as investment adviser for each series of the Corporation listed on Schedule A attached hereto (a "Portfolio" or collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Board of Directors of the Corporation and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of any Portfolio. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Corporation and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objectives, policies, and limitations for each Portfolio set forth in such Portfolio's prospectus(es) and statement of additional information, as amended from time to time, and applicable laws and regulations.

The Adviser shall (i) provide for use by the Corporation, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and directors of the Corporation who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

    2. Allocation of Portfolio Brokerage. The Adviser is authorized, subject to the supervision of the Board of Directors of the Corporation, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Portfolios' statements of additional information. The Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to a Portfolio and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term.

    3. Expenses. Each Portfolio will pay all its expenses and the Portfolio's allocable share of the Corporation's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above. Notwithstanding the foregoing, the Adviser will not bear expenses of the Corporation or any Portfolio which would result in the Corporation's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code.

    4. Authority of Adviser. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Corporation or any Portfolio, have authority to act for or represent the Corporation or any Portfolio in any way, form or manner. Any authority granted by the Corporation on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Corporation.

    5. Compensation of Adviser. For the services to be furnished by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Portfolio determined and payable as of the close of business on each business day.

    6. Rights and Powers of Adviser. The Adviser's rights and powers with respect to acting for and on behalf of the Corporation or any Portfolio, including the rights and powers of the Adviser's officers and directors, shall be as follows:

      (a) Directors, officers, agents and shareholders of the Corporation are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Corporation as directors, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in any Portfolio.

      (b) Except for initial investments in a Portfolio, not in excess of $100,000 in the aggregate for the Corporation, the Adviser shall not take any long or short positions in the shares of the Portfolios and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Portfolios. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of any of the Portfolios for investment purposes. The Adviser shall notify the Corporation of any sales of shares of any Portfolio made by the Adviser within two months after purchase by the Adviser of shares of any Portfolio.

      (c) The services of the Adviser to each Portfolio and the Corporation are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Corporation or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    7. Duration and Termination. The following shall apply with respect to the duration and termination of this Agreement:

      (a) This Agreement shall begin for each Portfolio as of the date this Agreement is first executed and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by (i) either the Board of Directors of the Corporation or a majority of a Portfolio's outstanding voting securities, and in either case (ii) a majority of the Directors who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Corporation), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Board of Directors of the Corporation may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Corporation's Board of Directors to evaluate the terms of this Agreement.

      (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Board of Directors of the Corporation, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its assignment.

    8. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Corporation) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of such Portfolio. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Corporation shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Corporation may terminate this Agreement forthwith.

    9. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

    10. Assignment. This Agreement shall neither be assignable nor subject to pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in
Section 2(a)(4) of the 1940 Act, or any rules or regulations promulgated thereunder, shall control.

    11. Reports. The Corporation and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

    12. Use of the Adviser's Name. The Corporation shall not use the name of the Adviser in any prospectus, sales literature or other material relating to the Portfolios in a manner not approved by the Adviser prior thereto; provided, however, that the approval of the Adviser shall not be required for any use of its name which merely refers in accurate and factual terms to its appointment hereunder or which is required by the SEC or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided, further, that in no event shall such approval be unreasonably withheld or delayed.

    13. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation on request.

    14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

Attest:                                   Strong Capital Management, Inc.
-------------------------------------     -------------------------------------

Attest:                                   Strong [          ], Inc.
-------------------------------------     -------------------------------------

                                  SCHEDULE A
                  TO AMENDED AND RESTATED ADVISORY AGREEMENT

    The Portfolio(s) of the Corporation currently subject to this Agreement are as follows:

                                                               Date of Addition
Portfolio(s)                                                   to this Agreement
------------                                                   -----------------
Strong [          ] Fund......................................


Attest:                                   Strong Capital Management, Inc.
-------------------------------------     -------------------------------------

Attest:                                   Strong [          ], Inc.
-------------------------------------     -------------------------------------

                                  SCHEDULE B
                  TO AMENDED AND RESTATED ADVISORY AGREEMENT

    Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

Portfolio(s)                                                          Annual Fee
------------                                                          ----------
Strong [          ] Fund.............................................       %


Attest:                                   Strong Capital Management, Inc.
-------------------------------------     -------------------------------------

Attest:                                   Strong [          ], Inc.
-------------------------------------     -------------------------------------

                                    ANNEX B

                        FORM OF PLAN OF REORGANIZATION

    THIS PLAN OF REORGANIZATION is dated as of May 7, 2001 ("Plan"), and has been adopted by the Board of Directors of Strong Equity Funds, Inc., a Wisconsin corporation ("Corporation") to provide for the reorganization of its Strong Internet Fund ("Selling Fund") into its Strong Technology 100 Fund ("Acquiring Fund"). The Selling Fund and the Acquiring Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."

                            PRELIMINARY STATEMENTS

    1. The Selling Fund and the Acquiring Fund are each series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

    2. The Board of Directors of the Corporation has determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

    3. This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code").

                                  PROVISIONS

    1. Plan of Reorganization. At the Effective Time (as that term is defined in Section 5 herein), the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for the issuance of shares (both full and fractional) of the Acquiring Fund to the shareholders of the Selling Fund, equivalent in value to the shares of the Selling Fund outstanding immediately prior to the Effective Time. These transactions are collectively referred to as the "Reorganization." The shares of the Acquiring Fund that are issued in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." The assets and stated liabilities of the Selling Fund shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective

Time, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund because any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

    2. Transfer of Assets. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

    3. Liquidation of the Selling Fund. At the Effective Time, the Selling Fund will liquidate. Contemporaneous with the liquidation of the Selling Fund, each shareholder of the Selling Fund will be issued a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. An amendment to the Articles of Incorporation of the Corporation in a form not materially different from that attached as Annex 1 to this Plan ("Articles Amendment") shall be filed to reflect that shares of the Acquired Fund have been exchanged for shares of the Acquiring Fund.

    4. Conditions of the Reorganization. Consummation of this Plan is subject to the following conditions:

      (a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, except to the extent provided in
  Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

      (b) Marketable Title to Assets. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

      (c) Taxes. As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

      (d) The Corporation shall have received an opinion of Godfrey & Kahn, S.C. based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time, to the effect that:

    (1) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;

    (2) the Acquiring Fund Shares to be issued to the Selling Fund, as provided for by this Plan, are duly authorized and upon delivery pursuant to the terms of this Plan, will be validly issued, fully paid, and non-assessable by the Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes or any successor statute, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Corporation's Amended and Restated Articles of Incorporation and By-laws and otherwise to such counsel's knowledge;

    (3) the Selling Fund Shares issued and outstanding, at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Selling Fund, except to the extent provided in
        Section 180.0622(2)(b) of the Wisconsin Statutes;

    (4) the Board of Directors of the Corporation has duly authorized the Acquiring Fund and Selling Fund, each as a class of common stock of the Corporation, pursuant to the terms of the Amended and Restated Articles of Incorporation of the Corporation;

    (5) the consummation of the transactions contemplated by this Plan will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Corporation or any material agreement known to such counsel to which the Corporation, on behalf of either the Acquiring Fund or Selling Fund, is a party or by which it is bound;

    (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as have been obtained under the Securities Act of 1933 ("1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

    (7) the Acquiring Fund and the Selling Fund are each registered as a series of an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company or series thereof under the 1940 Act is in full force and effect.

      Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Fund with certain officers of the Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Corporation and its Board of Directors and officers.

      In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

      (e) The Corporation shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

    (1) No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

    (2) No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

    (3) The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

    (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

    (5) No gain or loss will be recognized by the Selling Fund on the issuance of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

    (6) No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

    (7) The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

    (8) The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

      (f) This Plan, including the Articles Amendment, and the
  Reorganization contemplated by this Plan shall have been approved, at an annual or special meeting, by the shareholders of the Acquiring Fund and Selling Fund in a manner consistent with the requirements under the Wisconsin Statutes.

      (g) The Board of Directors of the Corporation, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Plan.

      (h) The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Plan.

    5. Effective Time of the Reorganization. The exchange of the Selling Fund's assets for the corresponding issuance of Acquiring Fund Shares shall be effective at 5:00 p.m., Central Time on August 31, 2001, or at such other time and date as fixed by the Board of Directors or any duly authorized officer of the Corporation ("Effective Time").

    6. Termination. This Plan and the transactions contemplated by this Plan may be terminated and abandoned by resolution of the Board of Directors of the Corporation, or at the discretion of any duly authorized officer of the Corporation, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund or the Corporation, or the Corporation's Board of Directors or officers.

    7. Amendment and Waiver. This Plan may be amended, modified or supplemented at any time (to the fullest extent permitted by law) upon authorization by the Board of Directors, with or without shareholder approval; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Plan to the detriment of the Selling Fund's shareholders or otherwise materially change the amendment to the Articles of Incorporation of the Corporation without further shareholder approval. The Board of Directors or any duly authorized officer of the Corporation, may waive any condition to the consummation of this Plan if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund or the shareholders of the Selling Fund.

    8. Fees and Expenses. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Plan, whether or not the transactions contemplated hereby are consummated.

    9. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Wisconsin.

                       ANNEX 1 TO PLAN OF REORGANIZATION

   TO BE EFFECTIVE UPON FILING WITH THE DEPARTMENT OF FINANCIAL INSTITUTIONS

                    AMENDMENT TO ARTICLES OF INCORPORATION
                                      OF
                           STRONG EQUITY FUNDS, INC.

    The undersigned Vice President and Assistant Secretary of Strong Equity Funds, Inc. ("Corporation"), hereby certifies that, in accordance with Section
180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on May 4, 2001 and subsequently approved by the shareholders of the classes designated as the Strong Internet Fund and the Strong Technology 100 Fund, each voting as a separate group, at a meeting held on July 20, 2001 in order to exchange all of the shares designated as the Strong Internet Fund as shares of the class designated as the Strong Technology 100 Fund in connection with a reorganization effected pursuant to a Plan of Reorganization ("Plan").

    1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

      "A. The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.00001 per share. Subject to the following paragraph the authorized shares are classified as follows:

                                                      Authorized
                                                      Number of
   Class                                   Series       Shares
   -----                                   ------     ----------
   Strong Advisor Mid Cap Growth Fund   Class A       Indefinite
                                        Class B       Indefinite
                                        Class C       Indefinite
                                        Class L       Indefinite
                                        Class Z       Indefinite

   Strong Advisor Small Cap Value Fund  Class A       Indefinite
                                        Class B       Indefinite
                                        Class C       Indefinite
                                        Class L       Indefinite
                                        Class Z       Indefinite

   Strong Dow 30 Value Fund             Investor      Indefinite

   Strong Enterprise Fund               Investor      Indefinite
                                        Advisor       Indefinite

   Strong Growth Fund                   Investor      Indefinite
                                        Advisor       Indefinite
                                        Institutional Indefinite

                                              Authorized
                                               Number of
   Class                              Series    Shares
   -----                              ------  ----------
   Strong Growth 20 Fund             Investor Indefinite
                                     Advisor  Indefinite

   Strong Index 500 Fund             Investor Indefinite

   Strong Large Cap Core Fund        Investor Indefinite

   Strong Mid Cap Disciplined Fund   Investor Indefinite

   Strong Technology 100 Fund        Investor Indefinite

   Strong U.S. Emerging Growth Fund  Investor Indefinite

   Strong Value Fund                 Investor Indefinite"

    2. Article IV is hereby amended by adding a new paragraph, labeled Paragraph J, and inserting the following language:

      "J. At the Effective Time (as defined in the Plan), each outstanding share of Common Stock of the Strong Internet Fund shall be exchanged for Acquiring Fund Shares (as defined in the Plan) in accordance with the terms of the Plan. Certificates representing shares of the Strong Internet Fund shall be surrendered at the time and in the manner set forth in the Plan. Any such certificates that remain outstanding after the Effective Time shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares and shall be automatically exchanged as noted above."

    Executed in duplicate this      day of July, 2001.

                                       STRONG EQUITY FUNDS, INC.

                                       ---------------------------------------
                                       Cathleen A. Ebacher
                                       Vice President and Assistant Secretary

This instrument was drafted by

Kerry A. Jung
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051

                                    ANNEX C

             ADDITIONAL INFORMATION ABOUT THE STRONG INTERNET FUND

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

    The investment objective of the Strong Internet Fund is to provide investors with capital growth. The Fund pursues its objective by investing, under normal conditions, primarily in companies engaged in Internet- and Intranet-related businesses. The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. An Intranet is the application of World Wide Web (WWW) tools and concepts to a company's internal documents and databases. The World Wide Web, which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms, and links within WWW documents and to other WWW documents. The Fund usually invests at least 65% of its assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broad-band Internet access, web site content, Internet software, and electronic commerce. The portfolio manager identifies these companies by looking for several characteristics including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio manager can invest in futures and options transactions for hedging and risk management purposes. Also, the Fund writes put and call options. This means that the Fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Fund and its shareholders. The Fund may also invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. To a limited extent, the Fund may also invest in foreign securities. The portfolio manager may also invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

INVESTMENT RISKS

    The Strong Internet Fund invests primarily in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. The principal risks of investing in the Fund are those associated with investing in the stock market ("Stock Risks"). Stock Risks refers to the fact that stock values experience periods of rising prices and periods of declining prices therefore, a shareholder may receive more or less money than originally invested. The Fund is also subject to "Foreign Securities Risks," because the Fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks from domestic investments including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. The Fund is subject to "Futures and Options Risks," because the Fund uses the futures and options to manage risk or hedge against market volatility. Futures and options may not always be successful hedges and may not successfully manage risk. Futures and options prices can be highly volatile and using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

    The Fund is also subject to "Internet Risks" because the Fund concentrates its assets in companies engaged in Internet- and Intranet-related businesses. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, the Fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities. As a nondiversified fund, the Fund may take larger positions in individual stocks and is therefore also subject to "Nondiversified Portfolio Risk." As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities. The Fund is also subject to "Not Insured Risk," meaning that an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

    In addition, the Fund is subject to "Small and Medium Companies Risk." Small- and medium-capitalization companies may experience more volatility than larger, more established companies because they often have narrower markets, more limited managerial and financial resources, and face a greater risk of business failure. The Fund is also subject to "Writing Options Risk" because the Fund writes put and call options. In doing so, the Fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify the Fund's losses. In addition, using options in this manner may reduce the Fund's opportunity for investment gain. To the extent required, the Fund will cover the financial exposure created by writing put and call options either by the use of offsetting options or futures or by designating liquid assets on its books and records. Finally, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

FUND PERFORMANCE

    The following return information illustrates the performance of the Internet Fund's Investor Class shares, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

   CALENDAR YEAR TOTAL RETURNS

----------------------------------
Year              Internet Fund
----------------------------------
2000              -44.5%
----------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

Fund name           Best quarter return       Worst quarter return

Internet Fund       14.6% (1st Q 2000)        -45.9% (4th Q 2000)


                         AVERAGE ANNUAL TOTAL RETURNS
                                As of 12-31-00

                                                          Since Fund
  Fund/Index                                    1-year  Inception(/1/)
 ---------------------------------------------------------------------
  Internet                                      -44.50%    -44.50%
  S&P 500 Index(/2/)                             -9.11%     -9.11%
  Lipper Science & Technology Funds Index(/3/)  -30.27%    -30.27%
----------------------------------------------------------------------

(/1/)The Internet Fund commenced operations on December 31, 1999.
(/2/)The S&P 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index generally representative of the U.S. stock market.
(/3/)The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category.

FEES AND EXPENSES

Shareholder Fees

    There are no sales charges on purchases, exchanges, or redemptions. Shares of the Internet Fund held for less than six months are subject to a redemption fee of 1.00%. Effective June 15, 2001, shares held for less than one month will be subject to a redemption fee of 1.00%. Redemption fees are paid directly to the Fund.

Annual Fund Operating Expenses
(as a percentage of average net assets)

    This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

                      Management  Other   Total Annual Fund
Fund                     Fees    Expenses Operating Expenses
----                  ---------- -------- ------------------
Strong Internet Fund    1.20%     0.80%         2.00%

Example

    The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

Fund                  1 year 3 years 5 years 10 years
----                  ------ ------- ------- --------
Strong Internet Fund   $203   $627   $1,078   $2,327

    The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

PORTFOLIO MANAGER

    James W.M. Houlton manages the Internet Fund. He has over ten years of investment experience. Mr. Houlton joined Strong in July 1994 as an equity research analyst and has managed the Internet Fund since its inception in December 1999. He has been an equity Portfolio Manager since December 1999. From January 1999 to December 1999, he was a senior equity research analyst. From July 1994 to December 1998, he was an equity research analyst. From June 1990 to July 1994, Mr. Houlton was a quantitative research analyst at Kemper Financial Services. From June 1988 to June 1990, he worked at Zacks Investment Research where he began his investment career. Mr. Houlton received his bachelor's degree in economics from University of Cincinnati in 1983 and his master's of business administration in finance and management from University of Cincinnati in 1988.

PURCHASE, EXCHANGE, AND REDEMPTION PROCEDURES

Purchase Procedures

    Investor Class shares of the Fund may be purchased directly from Strong by mail or wire, and if elected, by phone or through the Internet. Investor Class shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $500 for Education IRA accounts, $250 for individual retirement accounts, $250 for custodial accounts for minors, and the lesser of $250 or $25 per month for certain retirement plan accounts (e.g., SIMPLE-IRA, SEP-IRA, 403(b)(7) plans, Keogh, Pension Plans, and Profit Sharing accounts). Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Whether purchases are made by mail, phone, wire, Internet, or Automatic Investment Plan, subsequent purchases must be for a minimum of $50.

    Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after Strong receives a purchase order and payment. The NAV of each Fund or class is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m. Central Time). The NAV per share of a Fund or class is calculated by dividing the total market value of the investments and other assets attributable to that Fund or class, less any liabilities attributable to that Fund or class, by the total outstanding shares of that Fund or class. Strong reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason.

Exchange Privileges

    Shareholders may exchange shares of one Strong Fund for shares of another Strong Fund either in writing or, if elected, by telephone or through the Internet on any business day, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Shareholders may submit exchange requests directly to Strong or through its intermediaries. The exchange price is the next NAV determined after Strong receives the exchange request. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased. Strong may require that written exchange requests for more than $100,000 include a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). An exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale (redemption) and a purchase of shares for several purposes, including tax purposes. The Internet Fund charges an early redemption fee of 1.00%. Strong reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

Redemption Procedures

    Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after Strong receives the redemption request. Shareholders may submit redemption requests directly to Strong or through their intermediaries. Redemptions may also be made through a Systematic Withdrawal Plan from the Fund. If a written redemption request exceeds $100,000, Strong may require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). If a shareholder's account balance drops below the investment minimum, Strong reserves the right to close the account. However, the shareholder will be given at least 60-days' notice to give him/her time to add to his/her account and avoid an involuntary redemption. The Internet Fund also charges a 1.00% fee on redemptions (including exchanges) of fund shares held for less than six months. Effective June 15, 2001, the 1.00% fee will be charged on redemptions held for less than one month. Strong reserves the right to refuse, change, discontinue, or temporarily suspend the telephone or Internet redemption privilege for any reason.

Redemptions In Kind

    Strong reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, Strong uses redemption in kind when large redemption requests may cause harm to the Fund and its shareholders.

DIVIDENDS AND DISTRIBUTIONS

    To the extent they are available, the Internet Fund pays dividends from net investment income and distributes capital gains annually. Shareholders will receive dividends and distributions in the form of additional shares of the Fund or class that paid them unless they have elected to receive payment in cash or have them invested in another Strong Fund.

TAX CONSEQUENCES

Taxable Distributions

    Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

Return of Capital

    If the Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

FINANCIAL HIGHLIGHTS

    This information describes investment performance of the Investor Class shares of the Internet Fund for the period shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report.

STRONG INTERNET FUND

------------------------------------------------------------
                                                    Dec. 31,
Selected Per-Share Data(a)                            2000
------------------------------------------------------------
Net Asset Value, Beginning of Period                 $10.00
Income From Investment Operations:
 Net Investment Loss                                  (0.16)
 Net Realized and Unrealized Losses on Investments    (4.29)
------------------------------------------------------------
 Total from Investment Operations                     (4.45)
Less Distributions:
 From Net Investment Income
------------------------------------------------------------
 Total Distributions                                     --
------------------------------------------------------------
Net Asset Value, End of Period                        $5.55
------------------------------------------------------------
------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------
Total Return                                         -44.5%
Net Assets, End of Period (In Millions)                 $50
Ratio of Expenses to Average Net Assets                2.0%
Ratio of Net Investment Loss to Average Net Assets    (1.8%)
Portfolio Turnover Rate                              437.5%


(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    The following is an excerpt from the Fund's Annual Report for the fiscal year ended December 31, 2000.

Strong Internet Fund

  Your Fund's Approach

    The Strong Internet Fund seeks capital growth. It invests primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broadband Internet access, web-site content, Internet software, and electronic commerce. To identify these companies, the Funds manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                           From 12-31-99 to 12-31-00

              The Strong Internet Fund        S&P 500 Index*     Lipper Science & Technology
                                                                         Funds Index*
  Dec 99              $10,000                    $10,000                   $10,000
  Jan 00              $ 9,480                    $ 9,317                   $ 9,895
  Feb 00              $11,980                    $ 9,317                   $12,560
  Mar 00              $11,460                    $10,229                   $12,178
  Apr 00              $ 9,390                    $ 9,921                   $10,756
  May 00              $ 8,020                    $ 9,717                   $ 9,458
  Jun 00              $ 9,710                    $ 9,957                   $10,892
  Jul 00              $ 9,450                    $ 9,801                   $10,316
  Aug 00              $10,950                    $10,410                   $11,881
  Sep 00              $10,260                    $ 9,861                   $10,663
  Oct 00              $ 8,940                    $ 9,819                   $ 9,493
  Nov 00              $ 6,120                    $ 9,045                   $ 7,046
  Dec 00              $ 5,550                    $ 9,089                   $ 6,973

    This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell all shares.

                        AVERAGE ANNUAL TOTAL RETURN/1/

                                As of 12-31-00

1-year                      -44.50%
Since Inception (12-31-99)  -44.50%

Equity funds are volatile investments and should only be considered for long-term goals.
/1/The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision. The fund has a redemption fee of 1.00% against shares held for fewer than six months. Effective June 15, 2001, shares held for less than one month will be subject to a redemption fee of 1.00%.
The Fund concentrates its assets in companies engaged in Internet- and Intranet-related activities. As a result, the Fund shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

Q:  How did your Fund perform?


  The Strong Internet Fund's annual performance on an absolute basis was disappointing, when being compared to our broad-based benchmark, the S&P 500 Index,* which returned -9.11%. However, the Fund was able to outperform its performance benchmark, the Iner@tive Week Internet Index,* which returned -51.23%. This above-average performance was achieved through a disciplined approach to valuation, avoidance of the dot-com mania, and stock blow-ups. The Fund's NAV peaked on March 9, in the midst of the dot-com mania. After the ensuing correction in technology and Internet-related stocks, the Fund bounced back toward its prior highs in the middle of April, led by Internet infrastructure stocks. The cumulative effect of interest-rate hikes by the Federal Reserve, however, led to further correction.

  The Fund found its footing in mid-May, as valuations in business-to-business e-commerce stocks appeared to be bottoming. The Fund experienced a third-quarter rally based on strength in these stocks, recovering more than half of the correction. However, with no interest-rate relief in sight, fears of a weakening economy, and concerns about corporate earnings, the Fund then began a downward trend that bottomed on December 21.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The performance of the Fund went through four seasons, but not in the typical order. The first quarter was summer, as the valuations of new-economy Internet stocks set new record-high temperatures and overheated. The second quarter was the fall. Fears of accelerating wage and price inflation put a chill in the air and in the hearts of technology and Internet investors as the new economy corrected and gave way to the more defensive old-economy stocks. The third quarter represented spring. From more reasonable valuation levels, the Internet infrastructure and business-to-business e-commerce stocks staged a recovery as the prospects for these companies warmed up. The fourth quarter felt like winter. Concerns ranging from higher energy prices, an obviously weakening economy, apparent apathy from the Federal Reserve, and uncertainty over who would be our next President, resulted in investor sentiment readings dropping below freezing. The straw that broke the back of the Nasdaq and Internet stocks was Indecision 2000, the Presidential election. Because the contest was drawn out into December, the Federal Reserve couldn't move even if it had wanted to, as any move would have been interpreted as politically motivated. So as we all watched the political drama unfold, the economy was getting progressively worse. The uncertainty resulted in a massive correction in Nasdaq and Internet stocks, bringing the valuations back toward more normal historical levels.

Q: What investment strategies and techniques impacted your Fund's performance?

A: We look to own the highest-quality Internet-related companies available. We use a combination of quantitative and qualitative factors to narrow down a list of attractive investment candidates, and then dig deeper into the fundamentals of the business with an emphasis on valuation relative to other companies in its peer group. We complement our bottom-up approach with a big-picture, thematic trend analysis looking for large market opportunities where demand for innovative products or services vastly outstrips the supply. Using this approach, we work hard to discover the leading companies or first movers among Internet-related companies. In this way, we hope to own the future blue-chips of the Internet. This emphasis on quality helped us throughout the year.

    For example, one group of stocks that reflects an appealing macro trend is in Internet security, which has been a top-performing group for us throughout the year. The key leader in this group is Check Point Software Technologies.

    At the beginning of 2000, we carefully examined the valuations of the business-to-consumer (B2C) portal companies such as America Online and Yahoo. We determined they were overvalued, and underweighted this group until after they and many others had gone through the valuation correction of the second quarter. We also benefited by underweighting the business-to business (B2B) e-commerce stocks during the second quarter. We started accumulating B2B e-commerce companies in the May-June time frame once the valuations became more reasonable. Leaders in this group included Ariba, i2 Technologies, and Commerce One. As these stocks rebounded strongly during the third quarter, we were able to increase our lead relative to our performance benchmark, the Inter@tive Week Internet Index,* while enabling us to make up some ground compared to our broad-based benchmark the, S&P 500 Index.*

Q:  What is your future outlook?

A: We expect further interest-rate cuts through mid-year as the Fed tries to engineer a soft landing for the U.S. economy. Also, there are renewed prospects of tax cuts with the coming of the Bush administration. Stocks typically do well with these two macroeconomic tailwinds.

James W.M. Houlton
Portfolio Manager

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. The Inter@ctive Week Internet Index is an unmanaged index generally representative of companies involved with providing digital interactive services, developing and marketing digital interactive software, and manufacturing digital interactive hardware. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc. Source of Inter@ctive index is Bloomberg.

                                    ANNEX D

                      PROPOSED SUBADVISORY AGREEMENT WITH
                   SLOATE, WEISMAN, MURRAY AND COMPANY, INC.

    THIS AGREEMENT is made and entered into as of December 28, 1995, and as
amended and restated as of July   , 2001, between STRONG CAPITAL MANAGEMENT,
INC. (the "Adviser"), a Wisconsin corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and SLOATE, WEISMAN, MURRAY & COMPANY, INC. (the "Subadviser"), a Delaware corporation registered under the Advisers Act.

                                  WITNESSETH:

    WHEREAS, Strong Value Fund (the "Fund"), a series of the Strong Equity Funds, Inc., a Wisconsin corporation, is registered with the U.S. Securities and Exchange Commission (the "Commission") as a series fund of an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

    WHEREAS, the Fund has, pursuant to an Advisory Agreement with the Adviser dated as of October 20, 1995 (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

    WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

    WHEREAS, the Adviser desires to retain the Subadviser as subadviser for the Fund to act as investment adviser for and to manage the Fund's Investments (as defined below) and the Subadviser desires to render such services.

    NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

    1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage certain assets of the Fund subject to the supervision of the Adviser and the Board of Directors of the Fund and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's investments.

    2. Duties of Subadviser.

      (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the

  Fund as set forth in the Fund's current prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors, to purchase, hold and sell investments for the account of the Fund (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments.

      (b) Allocation of Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Board of Directors of the Fund, to place orders for the purchase and sale of the Fund's Investments with or through such persons, brokers or dealers, and to negotiate commissions to be paid on such transactions in accordance with the Fund's policy with respect to brokerage as set forth in the Prospectus. The Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

      (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Advisers Act and the rules and regulations promulgated thereunder.

      The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and the Fund's Code of Ethics, as the same may be amended from time to time (or, in the case of the Fund's Code of Ethics, to adopt or have adopted a Code of Ethics that complies in all material respects with the requirements of the Fund's Code of Ethics). The Subadviser will make available to the Adviser or the Fund at any time upon request, including facsimile without delay, during any business day any reports required to be made by the Subadviser pursuant to Rule 17j-1 under the Investment Company Act.

      (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5),
  (6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon request, including facsimile without delay, during any business day.

      (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolio, all in such detail as the Adviser or the Fund may request. The Subadviser will also provide the Fund and the Adviser on a regular basis with economic and investment analyses and reports or other investment services normally available to institutional or other clients of the Subadviser.

      The Subadviser will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the Investments of the Fund (through quarterly telephone presentations and, if necessary, in-person presentation once per year). The Subadviser further agrees to inform the Fund and the Adviser on a current basis of changes in investment strategy, tactics or key personnel.

      The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company

  Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

      (f) Custody Arrangements. The Subadviser acknowledges receipt of the Custody Agreement for the Fund, dated November 1, 1995, and amended on December 28, 1995 to include the Fund, and agrees to comply at all times with all requirements relating to such arrangements. The Subadviser shall provide the Adviser, and the Adviser shall provide the Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

      (g) Adviser Representatives. The Subadviser shall include at least two
  (2) representatives of the Adviser, as specified by the Adviser, in the list of individuals authorized to give directions (without restrictions of any kind) to brokers and dealers utilized by the Subadviser to execute portfolio transactions for the Fund and custodians or depositories that hold securities or other assets of the Fund at any time. Subadviser shall have no liability or responsibility for the actions of such representatives of the Adviser. For so long as this Agreement is in effect, the Adviser will not issue any instructions under this provision without prior notice to the Subadviser.

      (h) Compliance with Applicable Laws and Governing Documents. The Subadviser agrees that in all matters relating to its performance under this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons, will act in accordance with all applicable laws, including, without limitation, the Investment Company Act, the Advisers Act, the Code, the Public Utility Holding Company Act of 1935, the Commodity Exchange Act, as amended (the "CEA"), if applicable, and state securities laws, and any rules and regulations promulgated thereunder. The Subadviser further agrees to act in accordance with the Fund's Articles of Incorporation, By-Laws, currently effective registration statement under the Investment Company Act, including any amendments or supplements thereto, and Notice of Eligibility under Rule
  4.5 of the CEA, if applicable, (collectively, "Governing Instruments and Regulatory Filings") and any instructions or directions of the Fund, its Board of Directors or the Adviser.

      The Subadviser acknowledges receipt of the Fund's Governing Instruments and Regulatory Filings. The Adviser hereby agrees to provide to the Subadviser any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available and, upon receipt by the Subadviser, the Subadviser will act in accordance with such amended, supplemented or otherwise changed Governing Instruments and Regulatory Filings.

      (i) Fund's Name; Adviser's Name. The Subadviser agrees that it shall have no rights of any kind relating to the Fund's name, "Strong Value Fund" or in the name "Strong" as it is used in connection with investment products, services or otherwise, and that it shall make no use of such names without the express written consent of the Fund or the Adviser, as the case may be.

      (j) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Fund.

    3. Services Exclusive.

      (a) Exclusive Investment Advice. Except as provided in Subsection (b) of this Section 3 or as otherwise agreed to in writing by the Adviser, during the term of this Agreement, as provided in Section 14 hereof, and for a period of two (2) years after the date the Subadviser gives notice to the Adviser of its intention to terminate this Agreement or six (6) months after the date the Adviser gives notice to the Subadviser of its intention to terminate this Agreement, the Subadviser (which for purposes of this Section 3 shall also include any successors to the Subadviser), and any person or entity controlled by, or under common control with, the Subadviser, shall not act as investment adviser or subadviser, or otherwise render investment advice to, or sponsor, promote or distribute, any investment company or comparable entity registered under the Investment Company Act or other investment fund consisting of more than 100 investors that is offered publicly but is not subject to the registration requirements of the Investment Company Act that is substantially similar to the Fund (including the Fund). This provision shall not apply to the Subadviser's existing relationship with Smith Barney to provide investment advisory services to participants in the Smith Barney Fiduciary Services and other Smith Barney related programs, or any similar relationships the Subadviser may in the future enter into.

      (b) Exceptions. The Subadviser may, except as provided in Subsection
  (a) of this Section 3, act as investment adviser for non-investment company clients; provided, however, that such services for others shall not in any way hinder, impair, preclude or prevent the Subadviser from performing its duties and obligations under this Agreement and that whenever the Fund and one or more other accounts advised by the Subadviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures that are equitable for each account. Similarly, opportunities to sell securities will be allocated in an equitable manner.

    4. Non-Competition. The Subadviser and any person or entity controlled by the Subadviser will not in any manner sponsor, promote or distribute any new investment product or service substantially similar to the Fund, as such phrase is used in Section 3 hereof, for the period that the Subadviser is required to provide exclusive services to the Fund pursuant to Section 3 hereof, without the prior written consent of the Adviser. In addition, the Subadviser and any person or entity controlled by the Subadviser will not in any manner sponsor, promote or distribute any other mutual funds that compete with other Funds in the Strong Family of Funds for the period of this Agreement, without the prior written consent of the Adviser.

    5. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

    6. Compensation. The Adviser shall pay to the Subadviser a fee for its services hereunder (the "Subadvisory Fee") computed as follows, based on the net asset value of the Fund:

      (a) Fee Rate. The Subadvisory Fee shall be 0.60% of the Fund's average daily net asset value on the first $74.2 million (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million.

      In connection with subsections (a)(i) and (ii) hereof, Subadviser acknowledges and agrees that the Adviser may waive all or any portion of its management fee at such times and for such periods of time as it determines in its sole and absolute discretion. In the event of a partial waiver, the Subadviser's fee shall be reduced pro rata.

      The Adviser and the Subadviser shall share, in proportion to the fees they receive from the Fund, in the amount of payments the Adviser is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.

      (b) Most Favored Client Compensation Disclosure. In the event the Subadviser charges any of its similarly situated mutual fund advisory or subadvisory clients on a more favorable compensation basis, the Subadviser shall immediately notify and fully disclose to the Adviser the nature and exact terms of such arrangement.

      (c) Method of Computation; Payment. The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than eight (8) calendar days thereafter. The daily fee accruals will be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the annual rate as described in Subsection
  (a) of this Section 6 and multiplying the product by the net asset value of the Fund as determined in accordance with the Prospectus as of the close of business on the previous business day on which the Fund was open for business. The Subadvisory Fee will reflect any waivers by the Adviser as described in Subsection (a) of this Section 6.

    7. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.

    8. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Fund as follows:

      (a) The Subadviser is registered as an investment adviser under the Advisers Act;

      (b) The Subadviser has filed a notice of exemption pursuant to Rule
  4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA"), if applicable;

      (c) The Subadviser is a corporation duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

      (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

      (e) This Agreement is a valid and binding agreement of the Subadviser;

      (f) The Subadviser and any affiliated person of the Subadviser have not:

        (i) within 10 years from the date hereof been convicted of any felony or misdemeanor involving the purchase or sale of any securities or arising out of the conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA; or

        (ii) by reason of any misconduct, been permanently or temporarily enjoined by an order, judgment or decree of any court of competent jurisdiction or other governmental authority from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

        (iii) been a party to litigation or other adversarial proceedings involving any former or current client that is material to the Subadviser's business;

      (g) The Form ADV of the Subadviser attached hereto as Exhibit A is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

      (h) The Subadviser's audited financial statements attached hereto as Exhibit B for the fiscal years ended December, 1992, 1993, and 1994 are true and complete copies of the Subadviser's financial statements, are accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

      (i) The Subadviser's performance figures for certain client accounts attached hereto as Exhibit C are accurate and complete in all material respects and do not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

      (j) The Subadviser's Code of Ethics attached hereto as Exhibit D has been duly adopted by the Subadviser, meets the requirements of Rule 17j-1 under the Investment Company Act and such code has been complied with and no violation has occurred.

    9. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

      (a) The Adviser is registered as an investment adviser under the Advisers Act;

      (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA;

      (c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

      (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the

  Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

      (e) This Agreement is a valid and binding agreement of the Adviser;

      (f) The Adviser and any affiliated person of the Adviser have not:

        (i) within 10 years from the date hereof been convicted of any felony or misdemeanor involving the purchase or sale of any securities or arising out of the conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA; or

        (ii) by reason of any misconduct, been permanently or temporarily enjoined by an order, judgment or decree of any court of competent jurisdiction or other governmental authority from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the CEA, or an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the CEA or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security; or

        (iii) been a party to litigation or other adversarial proceedings involving any former or current client that is material to the Adviser's business;

      (g) The Form ADV of the Adviser attached hereto as Exhibit E is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

      (h) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

    10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 8 and 9 hereof shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Subadviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available. Within forty-five (45) days after the end of each calendar year during the term hereof, the Subadviser shall certify to the Adviser that it has complied with the requirements of Rule 17j-1 under the Investment Company Act with regard to its duties hereunder during the prior year and that there has been no violation of the Subadviser's Code of Ethics with respect to the Fund or in respect of any matter or circumstance that is material to the performance of the Subadviser's duties hereunder or, if such violation has occurred, that appropriate action was taken in response to such violation.

    11. Liability and Indemnification.

      (a) Liability. In the absence of willful misfeasance, bad faith or negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Fund or any of the Fund's shareholders, and, in the absence of willful misfeasance, bad faith or negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

      (b) Indemnification. The Subadviser shall indemnify the Adviser and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

    12. Duration and Termination.

      (a) Duration. This Agreement shall be submitted for approval by shareholders of the Fund at the first meeting of shareholders of the Fund following the effective date of its Registration Statement on Form N-1A covering the initial offering of shares of the Fund. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by either (i) the Board of Directors of the Fund, or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

      (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

        (i) By vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

        (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 8 hereof, which shall not have been cured during the notice period, upon twenty (20) days written notice;

        (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

        (iv) By the Subadviser upon 180 days written notice to the Adviser and the Fund.

      This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act).

    13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

    14. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. If such amendment is proposed in order to comply with the recommendations or requirements of the Commission or state regulatory bodies or other governmental authority, or to expressly obtain any advantage under federal or state or non-U.S. laws, the Adviser shall notify the Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

    15. Confidentiality. Subject to the duties of the Adviser, the Fund and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

    16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

    (a) If to the Adviser:

      Strong Capital Management, Inc.
      100 Heritage Reserve
      Menomonee Falls, Wisconsin 53051
      Attention: General Counsel
      Facsimile: (414) 359-3948

    (b) If to the Subadviser:

      Sloate, Weisman, Murray & Company, Inc.
      230 Park Avenue, 7th Floor
      New York, New York 10022
      Attention: Ms. Laura Sloate
      Facsimile: (212) 449-2481

    (c) If to the Fund:

      Strong Value Fund
      c/o Strong Capital Management, Inc.
      100 Heritage Reserve
      Menomonee Falls, Wisconsin 53051
      Attention: General Counsel
      Facsimile: (414) 359-3948

    17. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin and the Subadviser consents to the exclusive jurisdiction of courts, both federal and state, and venue in Wisconsin, with respect to any dispute arising under or in connection with this Agreement.

    18. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

    19. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

    20. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

    21. Certain Definitions.

      3(a) "business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

      (b) Miscellaneous. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the U.S. courts or, in the absence of any controlling decisions of any such court, by rules, regulation or order of the Commission validly issued pursuant to the Investment Company Act. Specifically, as used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                       STRONG CAPITAL MANAGEMENT, INC.

                                       By: ___________________________________
                                            Name:
                                            Title:

                                       Attest: _______________________________
                                              Name:
                                              Title:

                                       SLOATE, WEISMAN, MURRAY & COMPANY,
                                         INC.

                                       By: ___________________________________
                                            Name:
                                            Title:

                                       Attest: _______________________________
                                              Name:
                                              Title:

                                                                   [STRONG LOGO]


VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
CALL TOLL-FREE: 1-888-221-0697 OR VISIT WWW.PROXY.STRONG.COM

                                  [FUND NAME]

                 PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister as proxies, each with power to act without the other, and with power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund ("Annual Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on July 20, 2001, at 8:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 30, 2001, receipt of which is hereby acknowledged.

DATE: _________________________, 2001

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________________________
Signature(s)      (Title(s), if applicable)

================================================================================

                    WE NEED YOUR VOTE BEFORE JULY 20, 2001

================================================================================

PLEASE, your vote is important and as a shareholder, you are asked to be at the Annual Meeting either in person or by proxy. If you are unable to attend the Annual Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at www. proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Annual Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Annual Meeting.

================================================================================

PROXY CARD FOR ANNUAL                                    THANK YOU FOR YOUR TIME
MEETING OF SHAREHOLDERS                                  Please fill in box(es)
                                                         as shown using black
                                                         or blue ink or number
                                                         2 pencil [X]

                                                         PLEASE DO NOT USE FINE
                                                         POINT PENS

                            THANK YOU FOR YOUR TIME

                 PROXY CARD FOR ANNUAL MEETING OF SHAREHOLDERS

================================================================================
This proxy will be voted as specified. If no specification is made, this Proxy Card will be voted for the nominees and the Proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting.

1.  To elect members to the       FOR all nominees            WITHHOLD
    Board of Directors.           (except as witheld)         AUTHORIZATION to vote for all
                                  [ ]                         nominee(s)  [ ]

    (01) Richard S. Strong            (02) Willie D. Davis            (03) William F. Vogt

    (04) Marvin E. Nevins             (05) Stanley Kritzik            (06) Neal Malicky

    TO WITHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME(S) OR
    NUMBERS(S) ON THE LINE BELOW.


2.  To approve the new advisory              FOR                     AGAINST                   ABSTAIN
    agreement as described in the            [ ]                       [ ]                       [ ]
    Proxy Statement.

3.  To ratify the selection of               [ ]                       [ ]                       [ ]
    Independent Auditors as
    described in the Proxy
    Statement.

4.  Strong Technology 100 Fund               [ ]                       [ ]                       [ ]
    Shareholders Only - To
    approve a plan of
    reorganization, including
    an amendment to the Articles
    of Incorporation of Strong
    Equity Funds, Inc., as
    described in the Proxy
    Statement.

5.  Strong Value Fund                        [ ]                       [ ]                       [ ]
    Shareholders Only - To
    approve a subadvisory
    agreement as described in the
    Proxy Statement.

6.  To vote upon any other
    matters which may properly
    come before the Annual Meeting.

================================================================================
              TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD